--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  MUNI FUNDS
                            LIMITED TERM PORTFOLIO
--------------------------------------------------------------------------------

          STYLE PURE SERIES | SEMI-ANNUAL REPORT | SEPTEMBER 30, 2000


                            [LOGO OF SMITH BARNEY]

--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Message From the Chairman
--------------------------------------------------------------------------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

                                                                     [PHOTO]
                                                                     HEATH B.
                                                                     MCLENDON

                                                                     Chairman

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $395.5 billion in assets under management/1/, we believe that SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

The Smith Barney Muni Funds -- Limited Term Portfolio ("Portfolio") seeks as high a level of income exempt from federal income taxes/2/ as is consistent with prudent investing. The Portfolio normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of between 3 and 10 years. Peter Coffey and his investment team believe intermediate-term municipal bonds currently offer attractive value for investors seeking tax-exempt income because historically intermediate-term high quality municipal bonds have offered higher yield potential than shorter-term bonds and potentially less market volatility than longer-term maturity municipal bonds. (All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.)


-------------

1 As of September 30, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

2 Please note a portion of the income from the Portfolio may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       1

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman

October 17, 2000


--------------------------------------------------------------------------------
2                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds-- Limited Term Portfolio ("Portfolio") for the period ended September 30, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

                                                                 [PHOTO]
                                                                 PETER M.
                                                                 COFFEY

                                                                 Vice President

Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 10 through 20 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2000 and is subject to change. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance and Investment Strategy

For the six months ended September 30, 2000, the Portfolio's Class A shares, without and with sales charges returned 2.76% and 0.71%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 3.97%.

Because we think the bond markets are likely to remain volatile in the near term, we continue to favor a gradual approach into the market. We tend to favor longer and intermediate maturities, where we believe most of the benefits of the steep positive slope of the municipal yield curve/2/ can be obtained.

During the reporting period, average credit quality remained relatively high in the Portfolio. Although quality spreads during the period have widened due to earnings pressure, especially in hospital- and healthcare-related sectors, the difference in yield between the highest-quality issues and medium grade issues, in our view, remained relatively modest. We think our proprietary research enables us to invest in select medium-term credits for which perceived market risk may be greater than our analysis otherwise indicates. Moreover, while no guarantees can be made, we think our strategy may have the potential to increase income over time.

--------------

1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.

2 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       3

During the reporting period, we took advantage of rising interest rates to generate additional yield in the Portfolio. We also looked to incorporate additional call protection/3/ into the Portfolio by selling off some of our higher coupon bonds with shorter calls/4/, and replacing them with bonds that have a similar high coupon structure, but are not subject to early call.

One of the ways that we manage the Portfolio is to seek to create a built-in income stream for the long term. To this end, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values.

Moreover, we have a fairly long weighted-average life/5/ in the Portfolio because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection may provide our shareholders with consistent income if interest rates do in fact go down.

Market Overview and Outlook

The municipal bond market continues to be dominated by supply and demand factors such as lower new issue volume, strong retail demand and very limited institutional demand. In addition, the U.S. Treasury market also appears to be influenced from its own supply and demand factors and the market has become so thin as a result of collapsing supply that a handful of seemingly minor factors can have a dramatic impact on yields across the entire U.S. Treasury yield curve.

In the overall bond market, yield spreads have narrowed and benchmark yield levels have dropped by nearly a percentage point during the period in response to evidence that underlying inflation risks have subsided and economic growth is slowing down from the rapid 6% pace of the past year. We think there is a good chance that the decline in yields has further to go. Yet, on the other hand, a host of technical and other considerations may stall the market or cause yields to rise temporarily, barring a dramatic new sign that the U.S. economic expansion is slowing below an expected 3% to 4% annual pace.

We think conditions appear favorable for interest rates. First, on the structural side, the massive federal surplus is fueling a collapse of U.S. Treasury note and bond supply. On the cyclical side, potential sources of inflation such as consumer growth being too strong and a tight labor market, appear to be moderating. However, temporary concerns remain in the form of heavy private sector issuance, soaring


------------
3 Call protection is the length of time during which a security cannot be redeemed by the issuer.

4 Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates

5 Average life is the length of time before the principal of debt issues is scheduled to be repaid through amortization or sinking fund.

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders
energy costs and the upcoming Presidential and Congressional elections. On the energy front, we believe that recent price rises may act more like a tax increase rather than as a spur to higher prices throughout the economy. That is, as consumers spend more on gasoline and heating oil, they may moderate their spending on discretionary items. Under this scenario, the results may be a gradual slowing of growth rather than a spike in underlying inflation.

The spectacular productivity gains of this year have kept underlying inflation at extremely comfortable levels, with the "core consumption deflator," a favorite measure of Federal Reserve Board ("Fed") Chairman Alan Greenspan, running at a miniscule 0.8% annual rate for the past six months. A second key point, related to the first, is we think the likelihood of significant additional Fed tightening appears to be minimal.

New issue supply in the municipal bond market continues to trail far behind levels reached in 1998 and 1999. Through mid-September 2000, volume was 21% lower than 1999 levels, while full-year 1999 issuance had already declined 21% from the 1998 peak. The main reason for the decline is the lack of refunding volume. With interest rates still higher than they were during 1998 and the first half of 1999, issuers have had little incentive to refund previous issues.

Individual investor demand for municipals has remained extremely strong, despite the recent easing of yields from early 2000 levels. Given the small size of the municipal bond market relative to the stock market, even a modest shift of assets out of stocks and into municipals can create an enormous amount of new demand for municipal bonds. In short, we think municipal bonds appear to be attractively priced relative to underlying inflation rates in an environment of very light supply and muted or near-dormant institutional demand.

Thank you for investing in the Smith Barney Muni Funds - Limited Term Portfolio. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ Peter M. Coffey

Peter M. Coffey
Vice President

October 17, 2000


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                         -----------------------
                         Beginning        End        Income         Total
Period Ended             of Period     of Period    Dividends     Returns/(1)/
================================================================================
9/30/00                  $ 6.36        $ 6.36       $ 0.17          2.76%+
--------------------------------------------------------------------------------
3/31/00                    6.78          6.36         0.32         (1.46)
--------------------------------------------------------------------------------
3/31/99                    6.76          6.78         0.33          5.29
--------------------------------------------------------------------------------
3/31/98                    6.54          6.76         0.34          8.66
--------------------------------------------------------------------------------
3/31/97                    6.61          6.54         0.35          4.30
--------------------------------------------------------------------------------
3/31/96                    6.54          6.61         0.36          6.65
--------------------------------------------------------------------------------
3/31/95                    6.55          6.54         0.37          5.69
--------------------------------------------------------------------------------
3/31/94                    6.68          6.55         0.37          3.65
--------------------------------------------------------------------------------
3/31/93                    6.45          6.68         0.39          9.82
--------------------------------------------------------------------------------
3/31/92                    6.38          6.45         0.42          7.99
--------------------------------------------------------------------------------
3/31/91                    6.28          6.38         0.40          8.23
================================================================================
Total                                               $ 3.82
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                         -----------------------
                         Beginning        End        Income         Total
Period Ended             of Period     of Period    Dividends     Returns/(1)/
================================================================================
9/30/00                  $ 6.37        $ 6.37       $ 0.17          2.65%+
--------------------------------------------------------------------------------
3/31/00                    6.79          6.37         0.30         (1.69)
--------------------------------------------------------------------------------
3/31/99                    6.76          6.79         0.31          5.04
--------------------------------------------------------------------------------
3/31/98                    6.54          6.76         0.32          8.36
--------------------------------------------------------------------------------
3/31/97                    6.61          6.54         0.34          4.10
--------------------------------------------------------------------------------
3/31/96                    6.54          6.61         0.34          6.45
--------------------------------------------------------------------------------
3/31/95                    6.54          6.54         0.35          5.51
--------------------------------------------------------------------------------
3/31/94                    6.68          6.54         0.35          3.15
--------------------------------------------------------------------------------
Inception* - 3/31/93       6.62          6.68         0.09          2.28+
================================================================================
Total                                               $ 2.57
================================================================================

--------------------------------------------------------------------------------
6                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                         -----------------------
                         Beginning         End       Income         Total
Period Ended             of Period     of Period    Dividends     Returns/(1)/
================================================================================
9/30/00                  $ 6.36        $ 6.36       $ 0.18          2.86%+
--------------------------------------------------------------------------------
3/31/00                    6.78          6.36         0.33         (1.31)
--------------------------------------------------------------------------------
Inception* - 3/31/99       6.82          6.78         0.14          1.46+
================================================================================
Total                                               $ 0.65
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
-------------------------------------------------------------------------------

                                              Without Sales Charges/(1)/
                                    --------------------------------------------
                                      Class A         Class L         Class Y
================================================================================
Six Months Ended 9/30/00+             2.76%           2.65%           2.86%
--------------------------------------------------------------------------------
Year Ended 9/30/00                    4.07            3.83            4.25
--------------------------------------------------------------------------------
Five Years Ended 9/30/00              4.32            4.07            N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00               5.80            N/A             N/A
--------------------------------------------------------------------------------
Inception* through 9/30/00            6.02            4.60            1.58
================================================================================

                                              With Sales Charges/(2)/
                                    --------------------------------------------
                                      Class A         Class L         Class Y
================================================================================
Six Months Ended 9/30/00+             0.71%           0.70%           2.86%
--------------------------------------------------------------------------------
Year Ended 9/30/00                    2.01            1.74            4.25
--------------------------------------------------------------------------------
Five Years Ended 9/30/00              3.88            3.86            N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00               5.59            N/A             N/A
--------------------------------------------------------------------------------
Inception* through 9/30/00            5.83            4.46            1.58
================================================================================

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       7

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                     Without Sales Charges/(1)/
================================================================================
Class A (9/30/90 through 9/30/00)                              75.76%
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/00)                           41.68
--------------------------------------------------------------------------------
Class Y (Inception* through 9/30/00)                            2.99
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively, and Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchases.

* Inception dates for Class A, L and Y shares are November 28, 1988, January 5, 1993 and November 12, 1998, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
8                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                        the Limited Term Portfolio vs.
                     Lehman Brothers Municipal Bond Index
               and Lehman Brothers Municipal 10-Year Bond Index+

                       September 1990 -- September 2000


                                    [GRAPH]


                  LIMITED
                   TERM             LEHMAN BROTHERS          LEHMAN BROTHERS
      DATE       PORTFOLIO        MUNICIPAL BOND INDEX     10-YEAR BOND INDEX
    9/30/90       9,798                  10,000                  10,000
       3/91      10,285                  10,667                  10,712
       9/91                              11,319                  11,364
       3/92      11,107                  11,733                  11,710
       9/92                              12,502                  12,520
       3/93      12,197                  13,202                  13,259
       9/93                              14,094                  14,188
       3/94      12,643                  13,508                  13,632
       9/94                              13,751                  13,928
       3/95      13,362                  14,513                  14,656
       9/95                              15,289                  15,572
       3/96      14,250                  15,729                  15,957
       9/96                              16,212                  16,327
       3/97      14,863                  16,585                  16,789
       9/97                              17,673                  17,881
       3/98      16,151                  18,362                  18,533
       9/98                              19,214                  19,456
       3/99      17,005                  19,501                  19,695
       9/99                              19,080                  19,566
       3/00      16,757                  19,484                  19,992
    9/30/00      17,221                  20,258                  20,814

+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1990, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through September 30, 2000. The Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                          September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Education -- 10.6%
                   Arizona Education Loan Marketing Corp.,
                     Education Loan Revenue Bonds:
$ 2,825,000  Aa2*      7.000% due 3/1/02 (a)                                        $   2,892,094
  1,000,000  Aa*       6.375% due 9/1/05 (a)                                            1,027,500
  1,000,000  AAA   Bastrop, TX ISD, Capital Appreciation,
                     PSFG, zero coupon due 2/15/22                                        287,500
  2,495,000  AAA   Carlsbad Unified School District, FGIC-Insured,
                     zero coupon due 11/1/19                                              854,537
  1,655,000  A     Connecticut State Health & Educational Facilities
                     Authority Revenue, Hartford University, Series D,
                     ACA-Insured, 6.750% due 7/1/12                                     1,723,269
  1,000,000  AAA   Franklin, TN Special School District, Capital Appreciation,
                     FSA-Insured, zero coupon due 6/1/18                                  362,500
  1,940,000  AAA   Granbury, TX GO, ISD, Refunding, Capital Appreciation,
                     PSFG, zero coupon due 8/18/18                                        693,550
  1,000,000  AAA   Harlandale, TX ISD, Refunding, PSFG, 6.000% due 8/15/16              1,042,500
  1,000,000  A+    Illinois Student Assistance Commission, Student Loan
                     Revenue, Series M, 6.100% due 3/1/01 (a)                           1,003,630
    690,000  Aaa*  Indiana State Educational Facilities Authority Revenue,
                     Rose Hulman Institute of Technology, MBIA-Insured,
                     5.000% due 6/1/17                                                    638,250
  1,000,000  Aaa*  Kentucky Higher Education Student Loan Corp., Insured
                     Student Loan Revenue, Series B, 6.500% due 12/1/00 (a)             1,003,130
                   Lake County, IL Community Consolidated School District,
                     Capital Appreciation, Series B, FGIC-Insured:
  1,650,000  AAA       Zero coupon due 12/1/17                                            614,625
  2,500,000  AAA       Zero coupon due 12/1/18                                            875,000
  3,075,000  AAA   McKeesport, PA GO, Area School District,
                     Capital Appreciation, Series C, AMBAC-Insured,
                     zero coupon due 10/1/18                                            1,095,469
  3,515,000  Aaa*  Midlothian, TX ISD, Capital Appreciation, Refunding, PSFG,
                     zero coupon due 2/15/17                                            1,309,337
    980,000  A*    Montana State Higher Education Student Assistance Corp.,
                     Student Loan Revenue,  Series B, 7.050% due 6/1/04 (a)             1,004,500
                   New York State  Dormitory  Authority Revenue:
  1,780,000  AA    Marymount Manhattan College, Asset Guaranteed,
                     6.375% due 7/1/14                                                  1,917,950
  1,715,000  AAA   State University Educational Facilities, MBIA-Insured,
                     6.000% due 5/15/15                                                 1,826,475
  2,400,000  A*    North Texas Higher Education Authority Inc., Student
                     Loan Revenue, Series D, 6.300% due 4/1/09 (a)                      2,448,000
  1,500,000  A*    Rhode Island Student Loan Authority Revenue Refunding,
                     Series B, 6.750% due 12/1/01 (a)                                   1,528,125

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Education -- 10.6% (continued)
$ 1,645,000  AAA     Rowland CA, Unified School District, Capital Appreciation,
                       Series A, FSA-Insured, zero coupon due 9/1/18                $     606,593
  1,320,000  BBB-    Savannah, GA EDA, Revenue, (College of Art & Design Inc.
                       Project), 6.200% due 10/1/09                                     1,364,550
  1,500,000  AAA     Schuylkill, PA Redevelopment Authority Revenue,
                       Commonwealth Lease Revenue Bonds, Series A,
                       FGIC-Insured, 6.850% due 6/1/03                                  1,551,330
-------------------------------------------------------------------------------------------------
                                                                                       27,670,414
-------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 8.9%
    190,000  AAA     Albuquerque, NM Hospital Revenue, 7.500% due 7/1/08                  209,713
     35,000  AAA     Belleville, IL Hospital Facilities Revenue,
                       7.750% due 9/1/06                                                   38,150
    200,000  Aaa*    Bolingbrook, IL Will & DuPage Counties, (Hinsdale &
                       Sanitarium Hospital Project), 7.250% due 8/1/08                    219,000
  1,800,000  AAA     Boston, MA Water & Sewer Community Revenue,
                       10.875% due 1/1/09                                               2,272,500
    120,000  Aaa*    Camarillo, CA Hospital Revenue, Pleasant Valley Hospital
                       Building Corp., 9.700% due 12/15/07                                142,050
    495,000  AAA     Cambria County, PA Hospital Development Authority,
                       Hospital Revenue, Conemaugh Valley Memorial
                       Hospital, 7.625% due 9/1/11                                        564,300
    105,000  AAA     Coatesville, PA Water Guaranteed Revenue,
                       6.250% due 10/15/13                                                111,956
    500,000  AAA     Cobb County, GA Kennestone Hospital Authority Revenue,
                       Series 86A, MBIA-Insured, 7.750% due 2/1/07                        552,500
    830,000  AAA     Erie County, OH Hospital Improvement, Sandusky
                       Memorial Hospital, 8.750% due 1/1/06                               920,263
     65,000  AAA     Farmington, NM Utilities Systems Revenue,
                       10.000% due 1/1/02                                                  67,844
                     Franklin County, OH Hospital Revenue:
  1,005,000  NR        Children's Hospital Project, 10.375% due 6/1/13                  1,330,369
     60,000  AAA       Grant Hospital Project, 10.000% due 12/1/01                         62,325
  1,045,000  AAA     Illinois Educational Facilities Authority Revenue, Chicago
                       Osteopathic Medical, Series A, 8.750% due 7/1/05                 1,146,887
     85,000  A       Illinois Health Facilities Authority Revenue,
                       Victory Memorial Hospital Association Project,
                       7.500% due 10/1/06                                                  91,800
    125,000  AAA     Indiana Bond Bank, Special Program, Series A,
                       AMBAC-Insured, 9.750% due 8/1/09                                   154,063
    295,000  NR      Lafayette, LA Public Trust Financing Authority,
                        Single-Family Mortgage Revenue, FHA-Insured,
                        7.200% due 4/1/10                                                 324,869


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------

  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Escrowed to Maturity (b) -- 8.9% (continued)
$   120,000  AAA     Lake County, OH Hospital Improvement Revenue, (Lake County
                       Memorial Hospitals Project), 8.675% due 11/1/09              $     140,100
     45,000  AAA     Lee County, FL Southwest Florida Regional Airport Revenue,
                       MBIA-Insured, 8.675% due 10/1/09                                    52,762
    205,000  NR      Lehigh County, PA IDA, Industrial & Commercial Development
                       Revenue, (Strawbridge Project), 7.200% due 12/15/01                206,794
    220,000  NR      Los Angeles, CA COP, Hollywood Presbyterian Medical Center,
                       9.625% due 7/1/13                                                  286,825
    485,000  AAA     Louisiana Public Facilities Hospital Authority Revenue
                       Refunding, (Southern Baptist Hospital Inc. Project),
                       AETNA-Insured, 8.000% due 5/15/12                                  564,418
    130,000  AAA     Maricopa County, AZ Hospital Revenue, Intercommunity
                       Healthcare, (Sun City Project), 8.675% due 1/1/10                  152,750
  1,250,000  AAA     Mobile, AL GO, 10.875% due 11/1/08                                 1,589,062
     75,000  AAA     Montana State University Revenue, MBIA-Insured,
                       10.000% due 11/15/08                                                88,406
    470,000  AAA     Muscatine, IA Electric Revenue, 9.500% due 1/1/04                    511,125
  1,135,000  A3*     New Haven, CT GO, Series B, 9.000% due 12/1/01                     1,193,169
  1,030,000  NR      New Jersey EDA, Growth Bonds, Series A-2,
                       6.200% due 12/1/02 (a)                                           1,051,888
  1,030,000  BBB++   New Jersey Healthcare Facilities Financing Authority Revenue
                       Pascack Valley Hospital Association, 6.500% due 7/1/01           1,045,522
    250,000  AAA     North Carolina Municipal Power Agency, No. 1 Catawba
                       Electric Revenue, 10.500% due 1/1/10                               319,688
                     Ohio State Water Development Authority Revenue:
  3,150,000  AAA       9.375% due 12/1/10                                               3,764,250
     10,000  AAA       Armco Steel Corp. Project, 7.875% due 11/1/00                       10,024
  1,800,000  AAA       Safe Water, Series 3, 9.000% due 12/1/10                         2,034,000
    920,000  AAA     Owensboro, KY Electric, Light & Power, 10.500% due 1/1/04          1,013,150
     25,000  Aa2*    Philadelphia, PA Hospitals and Higher Education Facilities
                       Authority Revenue, (St. Agnes Medical Center Project),
                       FHA-Insured, 6.750% due 8/15/01                                     25,232
    170,000  AAA     Pima County, AZ Hospital Revenue, Tucson Medical Center,
                       10.375% due 4/1/07                                                 201,450
    120,000  AAA     Provo, UT Electric Revenue, 10.125% due 4/1/15                       161,100
    370,000  AAA     Ringwood Boro, NJ Sewage Authority, 9.875% due 1/1/14                457,413
    130,000  AAA     Santa Rosa, CA Hospital Revenue, (Santa Rosa Hospital
                       Memorial Project), 10.300% due 3/1/11                              169,650
    120,000  AAA     Tamarac, FL Water & Sewer Utilities Revenue, AMBAC-Insured,
                       9.250% due 10/1/10                                                 145,650
    135,000  AAA     Wichita, KS Hospital Revenue, Wesley Medical Center,
                       MBIA-Insured, 10.000% due 4/1/02                                   141,917
-------------------------------------------------------------------------------------------------
                                                                                       23,534,934
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
General Obligation -- 3.4%
$ 1,500,000  AAA     Chicago, IL GO, Series A, FGIC-Insured, 6.000% due 1/1/14      $   1,580,625
  1,000,000  AAA     Cranston, RI GO, FGIC-Insured, 6.375% due 11/15/14                 1,095,000
  1,000,000  AAA     Keller, TX GO, ISD Refunding, Capital Appreciation, Series A,
                       PSFG, zero coupon due 8/15/16                                      406,250
    865,000  A3*     New Haven, CT GO, Series B, 9.000% due 12/1/01                       906,088
                     New York City GO:
  2,500,000  A         Series A, 6.250% due 8/1/08                                      2,696,875
  2,000,000  A         Series H, 5.900% due 8/1/09                                      2,120,000
    140,000  Aa1*    Texas State Veterans Housing Assistance Fund, GO,
                       FHA-Insured, 6.050% due 12/1/12 (a)                                140,116
-------------------------------------------------------------------------------------------------
                                                                                        8,944,954
-------------------------------------------------------------------------------------------------

Hospitals -- 24.8%
    225,000  A       ABAG Finance Authority Nonprofit Corps, California Insured,
                       COP, (Rehabilitation Mental Health Services Inc. Project),
                       6.100% due 6/1/02                                                  230,905
  2,810,000  BBB+    Arizona Health Facilities Authority Revenue, Catholic
                       Healthcare West, Series A, 6.125% due 7/1/09                     2,838,100
  1,500,000  BBB-    Arkansas State Development Financing Authority Hospital
                       Revenue, Washington Regional Medical Center,
                       7.000% due 2/1/15                                                1,477,500
  1,000,000  AAA     Calcasieu Parish, LA Memorial Hospital Services District
                       Revenue, (Lake Charles Memorial Hospital Project),
                       Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                 1,112,500
                     Colorado Health Facilities Authority Hospital Revenue Bonds:
                       National Benevolent:
  1,035,000  Baa2*       Series A, 6.125% due 9/1/16                                      922,447
    600,000  Baa2*       Series C, 7.000% due 3/1/19                                      602,250
  2,510,000  Ba1*      Rocky Mountain Adventist, 6.250% due 2/1/04                      2,466,075
  3,000,000  BBB     Cuyahoga County, OH Hospital Facilities Revenue,
                       (Canton Inc. Project), 6.750% due 1/1/10                         3,018,750
                     Harris County, TX Health Facilities Development Corp.:
  2,135,000  NR        Memorial Health System Project, 7.125% due 6/1/05                2,263,100
    400,000  AA        Texas Childrens Hospital Project, Series A,
                         5.375% due 10/1/16                                               385,000
  2,000,000  AAA     Harris County, TX Hospital District Revenue Refunding,
                       MBIA-Insured, 6.000% due 2/15/16                                 2,082,500
                     Illinois Health Facilities Authority Revenue:
  2,455,000  A3*       Condell Medical Center, 6.350% due 5/15/15                       2,482,619
  5,000,000  A         OSF Healthcare System, 6.250% due 11/15/19                       5,000,000
  3,000,000  A1*     Iowa Finance Authority Health Care Facilities Revenue,
                       Genesis Medical Center, 6.250% due 7/1/20                        3,000,000
  2,200,000  BBB-    Maplewood, MN Healthcare Facilities Revenue,
                       (Health East Project), 5.950% due 11/15/06                       2,051,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Hospitals -- 24.8% (continued)
$ 1,000,000  BBB+    Montgomery County, OH Hospital Revenue Facilities,
                       Kettering Medical Center, 6.750% due 4/1/18                  $   1,007,500
                     New Jersey Healthcare Facilities Financing Authority Revenue:
  1,500,000  BBB-      Capital Health System Inc., 5.125% due 7/1/12                    1,245,000
  2,000,000  BBB-      Pascack Valley Hospital Association, 5.125% due 7/1/18           1,547,500
  3,000,000  BBB-      Trinitas Hospital Obligation Group, 7.375% due 7/1/15            3,090,000
                     Oklahoma Development Financing Authority Revenue
                       Refunding, Hillcrest Healthcare System, Series A:
  1,500,000  BB+         5.750% due 8/15/15                                             1,173,750
  3,000,000  BB+         5.625% due 8/15/19                                             2,223,750
  4,450,000  AAA     Pennsylvania State Higher Educational Facilities Authority,
                       Health Services Revenue, Allegheny Delaware Valley
                       Obligation, Series A, MBIA-Insured, 5.600% due 11/15/09          4,550,125
  1,750,000  A       Riverside, CA Asset Leasing Corp., Leasehold Revenue Bonds,
                       (Riverside Hospital Project), Series A, 6.000% due 6/1/04        1,802,500
    205,000  AAA     San Leandro, CA Hospital Revenue, Vesper Memorial
                       Hospital, 11.500% due 5/1/11                                       275,212
                     Scranton-Lackawanna, PA Health & Welfare
                       Authority Revenue:
  3,000,000  BBB-++      Allied Services Rehabilitation Hospitals Project,
                           Series A, 7.125% due 7/15/05                                 3,048,750
  1,000,000  BBB-        Moses Taylor Hospital Project, 6.050% due 7/1/10                 916,250
  1,210,000  AAA     St. Tammany Parish, LA Hospital Service District No. 2,
                       Hospital Revenue, CONNIE LEE-Insured,
                       6.250% due 10/1/14                                               1,259,913
                     Tarrant County, TX Health Facilities, Development Revenue:
  2,000,000  A-        6.625% due 11/15/20                                              1,960,000
    785,000  AAA       Texas Health Resources, Series A, 5.750% due 2/15/12               819,342
  4,650,000  Baa2*   Tomball, TX Hospital Authority Revenue, Tomball Regional
                       Hospital, 5.500% due 7/1/09                                      4,260,562
                     Wisconsin State Health & Educational Facilities
                       Authority Revenue:
  2,000,000  BBB+        Aurora Health Care, Series B, 5.625% due 2/15/20               1,705,000
  3,955,000  A           Kenosha Hospital & Medical Center Project,
                           5.500% due 5/15/15                                           3,668,262
-------------------------------------------------------------------------------------------------
                                                                                       64,486,662
-------------------------------------------------------------------------------------------------

Housing -- 11.5%
    690,000  AAA     Arkansas, State Development Finance Authority,
                       Single-Family Mortgage Revenue, Series A,
                       GNMA/FNMA-Collateralized, 6.200% due 7/1/15                        715,875
  3,000,000  NR      Capital Projects Finance Authority, Student Housing Revenue,
                       Cafra Capital Corp., Series A, 7.750% due 8/15/20                2,955,000
  1,255,000  AA      Colorado Housing Finance Authority, Single-Family Mortgage
                       Program, Series D-2, Sr. Bonds, 6.900% due 4/1/29 (a)            1,364,812


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Housing -- 11.5% (continued)
$ 2,250,000  AAA     Dekalb County, GA HFA, Multi-Family Housing Revenue,
                        (Chimney Trace Project), FNMA-Collateralized,
                        5.625% mandatory tender 5/1/05                              $   2,323,125
    415,000  A3*     El Paso County, TX Multi-Family Housing Revenue,
                       La Plaza Apartments, Series A, 6.700% due 7/1/20                   418,631
    285,000  AAA     Fairfax County, VA Redevelopment & Housing Authority,
                       Multi-Family Refunding, Kingsley, Series A,
                       FHA-Insured, 6.500% due 11/1/01                                    288,483
  1,000,000  AAA     Harrisonburg, VA Redevelopment & Housing Authority,
                       Multi-Family Housing Revenue, (Greens of Salem Run
                       Project), FSA-Insured, 6.000% due 4/1/12 (a)                     1,016,250
  1,800,000  AA      Louisiana Public Facilities Authority Revenue, Multi-Family
                       Housing, Oakleigh Apartments, Series A,
                       5.950% mandatory tender 3/15/05                                  1,843,776
  1,095,000  NR      Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                       Stanford Court Apartments, Series B, 5.750% due 7/1/08           1,073,100
                     Massachusetts State HFA, Single-Family Housing Revenue:
  3,070,000  Aa3*      Series 38, 7.200% due 12/1/26 (a)                                3,219,662
  2,470,000  Aa3*      Series 41, 6.300% due 12/1/14                                    2,593,500
  1,355,000  AA+     Minnesota State HFA Revenue, Single-Family Mortgage,
                       Series H, 6.700% due 1/1/18                                      1,417,669
     51,011  AAA     Monroe-West Monroe, LA Public Trust Financing Authority,
                       Single-Family Revenue Refunding, Series A,
                       FHLMC-Collateralized, 8.500% due 5/20/02                            51,840
  1,000,000  BBB++   Montgomery County, PA Redevelopment Multi-Family Housing
                       Revenue, (KBF Association L.P. Project), Series A,
                       6.375% due 7/1/12                                                1,018,750
    865,000  AAA     Nevada Housing Division, Multi-Unit Housing, Saratoga Palms,
                       6.250% due 10/1/16                                                 895,275
    295,000  Ba2*    Odessa, TX Housing Development Corp. #2, Multi-Family
                       Revenue Refunding, Chaparral Village, Series A,
                       6.375% due 12/1/03                                                 299,425
    710,000  AAA     Onterie Center Housing Finance Corp., IL Mortgage Revenue
                       Refunding, (Onterie Center Project), MBIA-Insured,
                       6.500% due 7/1/02                                                  726,862
  1,160,000  Aa2*    Oregon State Housing & Community Services Department,
                       Mortgage Revenue, Single-Family Mortgage Program,
                       Series B, 6.875% due 7/1/28                                      1,202,050
                     Radford Court Properties, Washington Student Housing
                       Revenue, MBIA-Insured:
  1,000,000  AAA         5.375% due 6/1/00                                                961,250
  1,695,000  AAA         6.000% due 6/1/17                                              1,754,325
     30,000  AAA     St. Louis County, MO Single-Family Mortgage Revenue,
                       MBIA-Insured, 6.125% due 4/1/03                                     31,012


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------

  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Housing -- 11.5% (continued)
$ 2,000,000  Aaa*    Sevier County, TN Public Building Authority, Local
                       Government Improvement, Series A, FSA-Insured,
                       5.550% due 6/1/25 (a)(d)                                     $   2,000,000
    200,000  AAA     Texas State Department of Housing & Community Affairs,
                       GNMA/FNMA/FHLMC-Collateralized, Home Mortgage
                       Revenue Bonds, Series B-2, RIBS,
                       8.953% due 6/18/23 (a)(c)(d)                                       200,528
  1,595,000  A+      Vermont HFA, Single-Family Revenue, Series 2,
                       6.875% due 5/1/25                                                1,634,875
-------------------------------------------------------------------------------------------------
                                                                                       30,006,075
-------------------------------------------------------------------------------------------------

Industrial Development -- 5.2%
  2,750,000  BBB-    Carbon County, PA IDA, Refunding, (Panther Creek Partners
                       Project), LOC- Paribas and Union Bank of CA,
                       6.650% due 5/1/10 (a)                                            2,808,438
  2,000,000  AAA     Clarion County, PA IDA, Energy Development Revenue,
                       (Piney Creek Project), LOC Swiss Bank,
                       7.250% mandatory tender 12/1/00 (a)                              2,007,520
  2,250,000  NR      Massachusetts State Industrial Finance Agency Revenue
                       Refunding, (Chestnut Knoll Project), Series A,
                       5.500% due 2/15/18                                               1,797,188
  3,500,000  NR      Metropolitan Government Nashville & Davidson County,
                       TN IDB, Revenue Refunding & Improvement,
                       Osco Treatment Inc., 6.000% due 5/1/03 (a)                       2,100,000
  1,135,000  NR      New York City, NY IDA, Civic Facilities Revenue Refunding,
                       Community Hospital, Brooklyn, 6.875% due 11/1/10                 1,061,225
    380,000  Aa2*    New York City, NY IDA, Revenue Bond, Series G,
                       7.700% due 11/01/10 (a)                                            380,836
  1,000,000  BBB     Schuylkill County, PA IDA, Revenue, Pine Grove Landfill Inc.,
                       5.100% mandatory tender 4/1/09 (a)                                 881,250
  2,350,000  AAA     Sioux City, IA IDR, (Terra Centre Project), LOC, Rabobank
                       Nederland, 6.800% due 5/1/07                                     2,432,250
-------------------------------------------------------------------------------------------------
                                                                                       13,468,707
-------------------------------------------------------------------------------------------------

Life Care -- 1.7%
  1,000,000  BBB-    John Tolfree Health Systems Corp., Michigan Mortgage
                       Revenue Refunding, 5.850% due 9/15/13                              868,750
  1,570,000  AAA     Massachusetts State Individual Finance Agency Revenue,
                       University Commons Nursing, Series A, FHA-Insured,
                       6.550% due 8/1/18                                                1,674,013
    725,000  AA      Orange County, FL Health Facilities Authority Revenue
                       Refunding, (Mayflower Retirement Project), Asset
                       Guaranteed, 5.125% due 6/1/14                                      705,062


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------

  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Life Care -- 1.7% (continued)
$ 1,000,000  AAA     Rio Grande Valley, TX Health Facilities, (Valley Baptist
                       Medical Center Project), Short RITES, MBIA-Insured,
                       coupon varies weekly till 8/1/02 then converts to
                       6.250%, 7.920% due 8/1/06                                    $   1,057,500
-------------------------------------------------------------------------------------------------
                                                                                        4,305,325
-------------------------------------------------------------------------------------------------

Miscellaneous -- 7.5%
  3,000,000  NR      Barona Band of Mission Indians,  CA GO, 8.250% due 1/1/20          3,138,750
  1,175,000  BBB-    Clarksville, TN Natural Gas Acquisition Corp.,
                       Gas Revenue, Series A, 6.500% due 11/1/00                        1,176,210
  1,980,000  AAA     East Point, GA Building Authority Revenue, FSA-Insured,
                       zero coupon due 2/1/20                                             633,600
  2,750,000  A-      Hoffman Estate, IL Tax Increment Junior Lien, Hoffman
                       Estate Development Project, 6.500% due 5/15/01                   2,776,373
  2,700,000  A       Illinois Development Finance Authority Revenue, Debt
                       Restructure-- East St. Louis, 6.875% due 11/15/05                2,882,250
  2,915,000  AAA     Massachusetts State, Series C, MBIA-Insured,
                       zero coupon due 8/1/18                                           1,060,331
  1,895,000  A       Pendleton County, KY Multi-County Lease Revenue,
                       Association Counties Leasing Trust, Program A,
                       6.500% due 3/1/19                                                1,968,431
    750,000  AAA     SCA Tax Exempt Trust, Knox Health Educational & Housing,
                       FSA-Insured, 7.125% due 1/1/30                                     801,563
  3,900,000  CCC     Spokane, WA Downtown Foundation Parking Revenue,
                       (River Park Square Project), 5.000% due 8/1/08                   3,315,000
  1,000,000  A       Territory of American Samoa Refunding, ACA-Insured,
                       6.000% due 9/1/08                                                1,032,500
    825,000  AA      Tucson, AZ COP, Asset Guaranty, 6.000% due 7/1/04                    839,438
-------------------------------------------------------------------------------------------------
                                                                                       19,624,446
-------------------------------------------------------------------------------------------------

Pollution Control -- 1.3%
                     Detroit, MI Economic Development Corp.,
                       Facilities Recovery Revenue, FSA-Insured, Series A:
    920,000  AAA         7.000% due 5/1/01 (a)                                            928,262
  1,000,000  AAA         6.600% due 5/1/02 (a)                                          1,031,540
  1,500,000  BBB     Illinois Development Financing Authority, Solid Waste
                       Disposal Revenue Bonds, (Waste Management Inc.
                       Project), Series 1990, 7.125% due 1/1/01 (a)                     1,504,605
-------------------------------------------------------------------------------------------------
                                                                                        3,464,407
-------------------------------------------------------------------------------------------------

Pre-Refunded (e) -- 3.5%
     30,000  A*      Austin, TX Water, Sewer & Electric Refunding Revenue,
                       (Various Call Dates @ 100), 14.000% due 11/15/01                    31,763
  1,655,000  NR      Berks County, PA Municipal Authority Revenue Refunding,
                       (Phoebe Berks Village Inc. Project), (Call 5/15/06 @ 102),
                       7.500% due 5/15/13                                               1,857,738


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Pre-Refunded (e) -- 3.5% (continued)
$   495,000  AAA     Gila County, AZ IDA, PCR, (Call 2/15/01 @ 100),
                       11.250% due 4/1/01                                           $     507,023
  3,200,000  AAA     Jefferson County, KY Hospital Revenue, Alliant Obligated
                       Group, MBIA-Insured, (Various Call Dates @ Various
                       Prices), 6.346% due 10/23/14 (c)                                 3,368,000
    120,000  AAA     Ohio State Building Authority, Toledo Government Office
                       Building, (Call 4/1/03 @ 100), 10.125% due 10/1/06                 132,150
  2,170,000  AAA*    Palm Beach County, FL Health Facilities Authority Revenue,
                       Good Samaritan Health System Guaranteed,
                       (Call 10/1/05 @ 100), 6.150% due 10/1/06                         2,321,900
    685,000  AAA*    Philadelphia, PA Hospitals Authority Revenue,
                       (United Hospitals Inc. Project), (Call 7/1/05 @ 100),
                       10.875% due 7/1/08                                                 815,150
-------------------------------------------------------------------------------------------------
                                                                                        9,033,724
-------------------------------------------------------------------------------------------------

Public Facilities -- 1.5%
  2,500,000  AAA     Las Vegas New Convention & Visitors Authority Revenue,
                       AMBAC-Insured, 6.000% due 7/1/14                                 2,646,875
  1,140,000  BBB-    Massachusetts Rail Connections Inc., Revenue, Route 128,
                       Parking Garage, Series A, 6.000% due 7/1/13                      1,149,975
-------------------------------------------------------------------------------------------------
                                                                                        3,796,850
-------------------------------------------------------------------------------------------------

Solid Waste -- 1.2%
  3,000,000  A2*     Northeast Maryland Waste Disposal Authority,
                       Solid Waste Revenue, Montgomery County, Series A,
                       6.200% due 7/1/10 (a)                                            3,112,500
-------------------------------------------------------------------------------------------------

Tax Allocation -- 0.2%
  1,150,000  AAA     Pittsburg, CA Redevelopment Agency Tax Allocation,
                       (Los Medanos Community Development Project),
                       AMBAC-Insured, zero coupon due 8/1/19                              395,313
-------------------------------------------------------------------------------------------------

Transportation -- 11.2%
  2,000,000  A       Connecticut State Special Obligation Package Revenue,
                       Bradley International Airport, Series A, ACA-Insured,
                       6.375% due 7/1/12 (a)                                            2,092,500
  6,400,000  BBB-    Connector 2000 Association Inc., SC Toll Road, Sr. Revenue
                       Bond, Capital Appreciation, Series B, zero coupon
                       due 1/1/16                                                       2,080,000
  3,000,000  Baa1*   Dallas-Fort Worth International Airport Facility Improvement
                       Corp., Revenue Refunding, American Airlines, Series C,
                       6.150% due 5/1/29 (a)                                            3,018,750
                       Denver, CO City & County Airport Revenue:
  1,000,000  A2*     Series A, 7.200% due 11/15/02 (a)                                  1,046,250
  1,590,000  A2*     Series B, 7.000% due 11/15/01 (a)                                  1,627,763
  1,000,000  A2*     Series B, 7.000% due 11/15/02 (a)                                  1,042,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------


  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Transportation -- 11.2% (continued)
                     E-470 Public Highway Authority, CO Sr. Revenue Bonds,
                       Capital Appreciation, Series B, MBIA-Insured:
$ 5,000,000  AAA         Zero coupon due 9/1/16                                     $   2,018,750
 10,000,000  AAA         Zero coupon due 9/1/19                                         3,325,000
  3,000,000  NR      Kenton County, KY Airport Board, Special Facilities Revenue,
                       (Mesaba Aviation Inc. Project), Series A,
                       6.675% due 7/1/19 (a)                                            2,917,500
  1,000,000  AAA     Memphis-Shelby County, TN Airport Authority, Airport
                       Revenue, Series D, AMBAC-Insured, 6.250% due 3/1/14 (a)          1,065,000
  3,000,000  AA      Ocean Highway and Port Authority, Nassau County, FL
                       Adjustable Demand Revenue Bonds, LOC ABN AMRO
                       Bank, NV, 6.250% mandatory tender 12/1/02 (a)                    3,101,250
                     Pocahontas Parkway Association, VA Toll Road, Sr. Revenue
                       Bond, Capital Appreciation, Series B:
  3,840,000  BBB-        Zero coupon 5.500% due 8/15/12                                 1,699,200
 10,000,000  BBB-        Zero coupon 5.800% due 8/15/19                                 2,637,500
  1,545,000  AAA     Port of Portland, OR Airport Revenue, Portland International
                       Airport, Series B, AMBAC-Insured, 5.500% due 7/1/14 (a)          1,566,243
-------------------------------------------------------------------------------------------------
                                                                                       29,238,206
-------------------------------------------------------------------------------------------------

Utilities -- 6.5%
                     Austin, TX Water, Sewer & Electric Refunding Revenue:
    305,000  A*        Refunded -- 1998, 14.000% due 11/15/01                             322,919
  1,850,000  A*        Unrefunded Balance -- 1998, 14.000% due 11/15/01                 1,956,375
                     Chelan County, WA Public Utility District #1:
  1,500,000  AA        Chelan Hydro Consolidated System Revenue Bonds,
                         7.000% mandatory tender 7/1/01 (a)                             1,526,340
 10,000,000  AAA       Columbia River Rock Capital Appreciation, Series A,
                         MBIA-Insured, zero coupon due 6/1/13                           5,000,000
    600,000  A-      Georgia Municipal Gas Authority Revenue, (Southern
                       Storage Gas Project), 6.300% due 7/1/09                            633,750
                     Grand Prairie, TX GO, Metropolitan Utility & Capital
                       Appreciation Refunding ACA-Insured:
    440,000  A           Zero coupon due 4/1/06                                           330,550
    765,000  A           Zero coupon due 4/1/07                                           543,150
  3,390,000  AAA     Long Island Power Authority, NY Electric System Revenue,
                       Capital Appreciation, zero coupon due 6/1/19                     1,165,313
                     North Carolina, Eastern Municipal Power Agency, Power
                       System Revenue Refunding, Series B, ACA-Insured:
     25,000  A           5.600% due 1/1/15                                                 24,188
    735,000  A           5.650% due 1/1/16                                                708,356
  3,000,000  A       North Carolina Municipal Power Agency, No. 1 Catawba
                       Electric Revenue, Series B, ACA-Insured,
                       6.375% due 1/1/13                                                3,183,750


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 2000
--------------------------------------------------------------------------------

  FACE
  AMOUNT     RATING+                             SECURITY                               VALUE
=================================================================================================
Utilities -- 6.5% (continued)
$ 1,000,000  BB      Sam Rayburn, TX Municipal Power Agency Revenue
                       Refunding, Series A, 6.200% due 10/1/01                      $   1,000,470
  1,190,000  AAA     Texas Municipal Power Agency Revenue Refunding, Capital
                       Appreciation, MBIA-Insured, zero coupon due 9/1/16                 481,950
-------------------------------------------------------------------------------------------------
                                                                                       16,877,111
-------------------------------------------------------------------------------------------------

Water and Sewer -- 1.0%
  1,000,000  AAA     Houston, TX Water & Sewer System Revenue Refunding,
                       Jr. Lien, Series B, 5.750% due 12/1/15                           1,033,750
  1,500,000  NR      New Jersey EDA, Water Facilities Revenue, (New Jersey
                       American Water Co. Project), 7.400% due 11/1/01 (a)              1,522,230
-------------------------------------------------------------------------------------------------
                                                                                        2,555,980
-------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $260,277,085**)                                       $ 260,515,608
=================================================================================================


+ All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc. and those identified by a double dagger (++) are rated by Fitch IBCA, Inc.
(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Bonds escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 21 and 22 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB and  -- Bonds rated "BB" and "CCC" are regarded, on balance, as predominantly
CCC speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Caa     -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A       -- Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.
BBB     -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR      -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment iseither overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1   -- Moody's highest rating for short-term municipal obligations.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
ACA     -- American Capital Access
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CONNIE
 LEE    -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FLAIRS  -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
ISD     -- Independent School District
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
VA      -- Veterans Administration
VRDN    -- Variable Rate Demand Note
VRWE    -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)               September 30, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $260,277,085)                        $ 260,515,608
    Cash                                                                       76,048
    Interest receivable                                                     4,215,353
    Receivable for securities sold                                          2,392,438
    Receivable for Fund shares sold                                            10,173
-------------------------------------------------------------------------------------
    Total Assets                                                          267,209,620
-------------------------------------------------------------------------------------

LIABILITIES:
    Payable for securities purchased                                        2,736,319
    Dividends payable                                                       1,199,063
    Management fees payable                                                   122,956
    Distribution fees payable                                                   9,095
    Accrued expenses                                                           67,727
-------------------------------------------------------------------------------------
    Total Liabilities                                                       4,135,160
-------------------------------------------------------------------------------------
Total Net Assets                                                        $ 263,074,460
=====================================================================================

NET ASSETS:
    Par value of shares of beneficial interest                          $      41,351
    Capital paid in excess of par value                                   279,772,126
    Undistributed net investment income                                       373,922
    Accumulated net realized loss from security transactions              (17,351,462)
    Net unrealized appreciation of investments                                238,523
-------------------------------------------------------------------------------------
Total Net Assets                                                        $ 263,074,460
=====================================================================================

Shares Outstanding:
    Class A                                                                34,619,815
    ---------------------------------------------------------------------------------
    Class L                                                                 4,789,146
    ---------------------------------------------------------------------------------
    Class Y                                                                 1,942,199
    ---------------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                              $6.36
    ---------------------------------------------------------------------------------
    Class L *                                                                   $6.37
    ---------------------------------------------------------------------------------
    Class Y (and redemption price)                                              $6.36
    ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 2.04% of net asset value per share)           $6.49
    ---------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)           $6.43
=====================================================================================


 * Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 2000


INVESTMENT INCOME:
    Interest                                                                   $  8,239,965
-------------------------------------------------------------------------------------------

EXPENSES:
    Management fees (Note 3)                                                        666,191
    Distribution fees (Note 3)                                                      221,555
    Shareholder and system servicing fees                                            33,215
    Registration fees                                                                24,932
    Shareholder communications                                                       17,128
    Pricing service fees                                                              9,972
    Audit and legal                                                                   7,979
    Custody                                                                           6,662
    Trustees' fees                                                                    2,992
    Other                                                                             8,690
-------------------------------------------------------------------------------------------
    Total Expenses                                                                  999,316
-------------------------------------------------------------------------------------------
Net Investment Income                                                             7,240,649
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
    Realized Loss From Security Transactions
    (excluding short-term securities):
       Proceeds from sales                                                       96,459,310
       Cost of securities sold                                                   97,839,631
-------------------------------------------------------------------------------------------
    Net Realized Loss                                                            (1,380,321)
-------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation) of Investments:
       Beginning of period                                                       (1,151,555)
       End of period                                                                238,523
-------------------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                                       1,390,078
-------------------------------------------------------------------------------------------
Net Gain on Investments                                                               9,757
-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $  7,250,406
===========================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 2000 (unaudited) and the Year Ended March 31, 2000


                                                                   September 30            March 31
=====================================================================================================
OPERATIONS:
   Net investment income                                           $   7,240,649        $  17,327,021
   Net realized loss                                                  (1,380,321)         (13,803,881)
   Increase (decrease) in net unrealized appreciation                  1,390,078          (11,631,359)
-----------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                   7,250,406           (8,108,219)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                              (7,220,522)         (16,971,039)
-----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (7,220,522)         (16,971,039)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                                   33,037,622           63,248,493
   Net asset value of shares issued
     for reinvestment of dividends                                     3,556,573            9,871,529
   Cost of shares reacquired                                         (55,110,210)        (164,806,886)
-----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions               (18,516,015)         (91,686,864)
-----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (18,486,131)        (116,766,122)

NET ASSETS:
   Beginning of period                                               281,560,591          398,326,713
-----------------------------------------------------------------------------------------------------
   End of period*                                                  $ 263,074,460        $ 281,560,591
=====================================================================================================
*  Includes undistributed net investment income of:                     $373,922             $353,795
=====================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

 1.   Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate, diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market, New York Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Trustees; (e) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (j) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended September 30, 2000, the Portfolio paid transfer agent fees of $25,702 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

For the six months ended September 30, 2000, SSB and CFBDS received sales charges of approximately $94,000 and $8,000 on sales of the Portfolio's Class A and Class L shares, respectively. In addition, for the six months ended September 30, 2000, CDSCs paid to SSB were approximately:

                                                       Class A       Class L
================================================================================
CDSCs                                                   $8,000        $8,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and L shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class L shares calculated at an annual rate of 0.20% of the average daily net assets.

For the six months ended September 30, 2000, total Distribution Plan fees incurred were:

                                                       Class A       Class L
================================================================================
Distribution Plan Fees                                $167,244       $54,311
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

4. Investments

During the six months ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $73,495,844
--------------------------------------------------------------------------------
Sales                                                             96,459,310
================================================================================

At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $  4,954,166
Gross unrealized depreciation                                     (4,715,643)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $    238,523
================================================================================

--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Capital Loss Carryforward

At March 31, 2000, the Portfolio had, for Federal income tax purposes, approximately $11,508,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                       2003           2004           2008
================================================================================
Carryforward Amounts                 $273,000      $1,740,000     $9,495,000
================================================================================

6. Shares of Beneficial Interest

At September 30, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2000, total paid-in capital amounted to the following for each class:

                                   Class A           Class L       Class Y
================================================================================
Total Paid-in Capital            $231,676,731      $33,133,519   $15,003,227
================================================================================

Transactions in shares of each class were as follows:


                                             Six Months Ended                     Year Ended
                                            September 30, 2000                  March 31, 2000
                                       ---------------------------       ----------------------------
                                         Shares           Amount            Shares          Amount
=====================================================================================================
Class A
Shares sold                             5,053,699     $  31,669,195       8,454,416     $  55,324,785
Shares issued on reinvestment             476,191         3,001,617       1,279,885         8,257,254
Shares reacquired                      (7,975,139)      (50,091,263)    (18,524,812)     (119,106,571)
-----------------------------------------------------------------------------------------------------
Net Decrease                           (2,445,249)    $ (15,420,451)     (8,790,511)    $ (55,524,532)
=====================================================================================================
Class L
Shares sold                               215,731     $   1,368,427       1,045,498     $   6,895,708
Shares issued on reinvestment              68,251           430,819         182,565         1,179,244
Shares reacquired                        (696,680)       (4,397,875)     (2,186,785)      (14,093,158)
-----------------------------------------------------------------------------------------------------
Net Decrease                             (412,698)    $  (2,598,629)       (958,722)    $  (6,018,206)
=====================================================================================================
Class Y
Shares sold                                    --     $          --         153,008     $   1,028,000
Shares issued on reinvestment              19,692           124,137          67,343           435,031
Shares reacquired                         (98,307)         (621,072)     (4,895,234)      (31,607,157)
-----------------------------------------------------------------------------------------------------
Net Decrease                              (78,615)    $    (496,935)     (4,674,883)    $ (30,144,126)
=====================================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


Class A Shares                             2000(1)(2)    2000(2)    1999(2)    1998     1997     1996
========================================================================================================
Net Asset Value, Beginning
    of Period                             $6.36         $6.78      $6.76      $6.54    $6.61    $6.54
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                  0.17          0.32       0.32       0.34     0.34     0.36
    Net realized and
       unrealized gain (loss)              0.00*        (0.42)      0.03       0.22    (0.06)    0.07
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.17         (0.10)      0.35       0.56     0.28     0.43
--------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                 (0.17)        (0.32)     (0.33)    (0.34)   (0.35)   (0.36)
    Excess of net investment income          --            --      (0.00)*      --       --       --
--------------------------------------------------------------------------------------------------------
Total Distributions                       (0.17)        (0.32)     (0.33)    (0.34)   (0.35)   (0.36)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $6.36         $6.36      $6.78      $6.76    $6.54    $6.61
--------------------------------------------------------------------------------------------------------
Total Return                               2.76%++      (1.46)%     5.29%      8.66%    4.30%    6.65%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)       $220          $236       $311       $257     $260     $278
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(3)                            0.74%+        0.75%      0.72%      0.74%    0.75%    0.75%
    Net investment income                  5.47+         4.97       4.72       5.14     5.16     5.43
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      28%          108%        52%        58%      46%      26%
========================================================================================================


(1)  For the six months ended September 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


Class L Shares                                2000(1)(2)     2000(2)      1999(2)(3)    1998      1997       1996
====================================================================================================================
Net Asset Value, Beginning
    of Period                                $6.37          $6.79        $6.76         $6.54     $6.61      $6.54
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                     0.17           0.31         0.31          0.33      0.33       0.35
    Net realized and unrealized
       gain (loss)                            0.00*         (0.43)        0.03          0.21     (0.06)      0.06
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.17          (0.12)        0.34          0.54      0.27       0.41
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                    (0.17)         (0.30)       (0.31)        (0.32)    (0.34)     (0.34)
    Excess of net investment income             --             --        (0.00)*          --        --         --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.17)         (0.30)       (0.31)        (0.32)    (0.34)     (0.34)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $6.37          $6.37        $6.79         $6.76     $6.54      $6.61
--------------------------------------------------------------------------------------------------------------------
Total Return                                  2.65%++       (1.69)        5.04%         8.36%     4.10%      6.45%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $31,506        $33,113      $41,844       $31,133   $28,325    $28,824
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                               0.95%+         0.98%        0.94%         0.99%     0.97%      0.96%
    Net investment income                     5.25+          4.74         4.50          4.89      4.94       5.22
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         28%           108%          52%           58%       46%        26%
====================================================================================================================


(1)  For the six months ended September 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


Class Y Shares                                   2000(1)(2)     2000(2)     1999(2)(3)
======================================================================================
Net Asset Value, Beginning of Period            $6.36          $6.78       $6.82
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                        0.18           0.33        0.12
    Net realized and unrealized gain (loss)      0.00*         (0.42)      (0.02)
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.18          (0.09)       0.10
--------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                       (0.18)         (0.33)      (0.14)
    Excess of net investment income                --             --       (0.00)*
--------------------------------------------------------------------------------------
Total Distributions                             (0.18)         (0.33)      (0.14)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $6.36          $6.36       $6.78
--------------------------------------------------------------------------------------
Total Return                                     2.86%++       (1.31)       1.46%++
--------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $12,351        $12,843     $45,408
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                                  0.55%+         0.55%       0.53%+
    Net investment income                        5.65+          5.09        4.65+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                            28%           108%         52%
======================================================================================


(1)  For the six months ended September 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period November 12, 1998 (inception date) to March 31, 1999.
(4) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

                                                  [LOGO OF SALOMON SMITH BARNEY]

Trustees                              Custodian
Lee Abraham                           PFPC Trust Company
Allan J. Bloostein
Jane F. Dasher                        Transfer Agent
Donald R. Foley                       Citi Fiduciary Trust Company
Richard E. Hanson, Jr.                125 Broad Street, 11th Floor
Paul Hardin                           New York, New York 10004
Heath B. McLendon, Chairman
Roderick C. Rasmussen                 Sub-Transfer Agent
John P. Toolan                        PFPC Global Fund Services
                                      P.O. Box 9699
Joseph H. Fleiss, Emeritus            Providence, Rhode Island 02940-9699


Officers                              This report is submitted for the general
Heath B. McLendon                     information of the shareholders of Smith
President and                         Barney Muni Funds -- Limited Term
Chief Executive Officer               Portfolio, but it may also be used as
                                      sales literature when preceded or
Lewis E. Daidone                      accompanied by the current Prospectus
Senior Vice President                 which gives details about changes,
and Treasurer                         expenses, investment objectives and
                                      operating policies of the Portfolio. If
Peter M. Coffey                       used as sales material after December
Vice President                        31, 2000, this report must be
                                      accompanied by performance information
Anthony Pace                          for the most recently completed calendar
Controller                            quarter.

Christina T. Sydor
Secretary                             Salomon Smith Barney is a service mark
                                      of Salomon Smith Barney Inc.
Investment Manager
SSB Citi Fund Management LLC
                                      Smith Barney Muni Funds
Distributor                           388 Greenwich Street, MF-2
Salomon Smith Barney Inc.             New York, New York 10013

                                      www.smithbarney.com/mutualfunds


                                      FD0804 11/00

                                  SMITH BARNEY
                                   MUNI FUNDS
                               NATIONAL PORTFOLIO

            CLASSIC SERIES | SEMI-ANNUAL REPORT | SEPTEMBER 30, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PHOTO OF PETER M. COFFEY]

----------------
PETER M. COFFEY
----------------
PORTFOLIO MANAGER

[GRAPHIC] Classic Series

Semi-Annual Report   .   September 30, 2000

SMITH BARNEY
NATIONAL PORTFOLIO

Peter M. Coffey has more than 31 years of securities business experience and assumed management of the Portfolio on February 3, 1999.

----------------
FUND OBJECTIVE
----------------
The Portfolio seeks as high a level of income exempt from federal income taxes as is consistent with prudent investing. The Portfolio invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities.

----------------
FUND FACTS
----------------
FUND INCEPTION
August 20, 1986

MANAGER TENURE
13 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
31 Years

              CLASS ACLASS BCLASS L
NASDAQ        SBBNX  SBNBX  SBNLX
INCEPTION     8/20/8611/7/941/5/93

Average Annual Total Returns as of September 30, 2000

                       Without Sales Charges(1)

                    Class A    Class B      Class L
----------------------------------------------------
Six-Month+          3.67%      3.50%        3.42%
----------------------------------------------------
One-Year            5.27       4.74         4.68
----------------------------------------------------
Five-Year           5.41       4.86         4.77
----------------------------------------------------
Ten-Year            7.34       N/A           N/A
----------------------------------------------------
Since Inception++   7.24       6.70         5.32
----------------------------------------------------

                          With Sales Charges(2)

                    Class A    Class B      Class L
----------------------------------------------------
Six-Month+          (0.49)%    (1.00)%      1.39%
----------------------------------------------------
One-Year            1.04       0.27         2.67
----------------------------------------------------
Five-Year           4.55       4.70         4.56
----------------------------------------------------
Ten-Year            6.90       N/A           N/A
----------------------------------------------------
Since Inception++   6.93       6.70         5.18
----------------------------------------------------

/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed also within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

   ++Inception dates for Class A, B and L shares are August 20, 1986, November
     7, 1994 and January 5, 1993, respectively.

    +Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman   . . . . . . . . . . . . . . . . . . . . . . . .1
Letter from the Portfolio Manager  . . . . . . . . . . . . . . . . . . . .. .2
Historical Performance . . . . . . . . . . . . . . . . . . . . . . . . . .. .4
Smith Barney Muni Funds-- National Portfolio at a Glance   . . . . . . . . . 6
Schedule of Investments   . . . . . . . . . . . . . . . . . . . . . . . . . .7
Bond Ratings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .16
Statement of Assets and Liabilities   . . . . . . . . . . . . . . . . .  . .18
Statement of Operations   . . . . . . . . . . . . . . . . . . . . . . .  . .19
Statements of Changes in Net Assets   . . . . . . . . . . . . . . .    . . .20
Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . .21
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . .  . . .24

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

A MESSAGE FROM THE CHAIRMAN

[PHOTO OF HEATH B. MCLENDON]

HEATH B. MCLENDON
CHAIRMAN

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $395.5 billion in assets under management,1 we believe SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney Mutual Funds and the investment professionals who manage them.

The Smith Barney Muni Funds -- National Portfolio ("Portfolio") seeks as high a level of income exempt from federal income taxes2 as is consistent with prudent investing. Experienced manager Peter Coffey and his team seek to create a built-in income stream for the long-term. Coffey and his team believe municipal bonds are attractively priced relative to underlying inflation rates in an environment of light supply and muted institutional demand.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and the ultimate in resources is being committed to your financial success.


Thank you for your confidence in our investment management approach.


Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

October 16, 2000

----------
 1 As of September 30, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

----------
 2 Please note a portion of the income from the Portfolio may be subject to the Alternative Minimum Tax ("AMT").

       1 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds -- National Portfolio ("Portfolio") for the period ended September 30, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 7 through 15 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2000 and is subject to change. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the six months ended September 30, 2000, the Portfolio's Class A shares, without and with sales charges, returned 3.67% and a negative 0.49%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 3.97%.

Investment Strategy

Because we think the bond markets are likely to remain volatile in the near term, we continue to favor a gradual approach into the market. We tend to favor longer and intermediate maturities, where most of the benefits of the steep positive slope of the municipal yield curve/2/ can be obtained.

During the period, average credit quality remained relatively high in the Portfolio. Although quality spreads during the period have widened due to earnings pressure, especially in hospital -- and health care-related sectors, the difference in yield between the highest-quality issues and medium grade issues, in our view, remained relatively modest. We think our proprietary research enables us to invest in select medium-term credits for which perceived market risk may be greater than our analysis otherwise indicates. Moreover, while no guarantees can be made, we think our strategy may have the potential to increase income over time.

During the period, we took advantage of rising interest rates to generate additional yield in the Portfolio. We also looked to incorporate additional call protection/3/ into the Portfolio by selling off some of our higher coupon bonds with shorter calls,/4/ and replacing them with bonds that have a similar high coupon structure, but are not subject to early call.

One of the ways that we manage the Portfolio is to seek to create a built-in income stream for the long-term. To this end, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, we have a fairly long weighted-average life/5/ in the Portfolio because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection may provide our shareholders with consistent income if interest rates do in fact go down.

----------
/1/ The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.
/2/ The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
/3/ Call protection is the length of time during which a security cannot be redeemed by the issuer.
/4/ Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.
/5/ Average life is the length of time before the principal of debt issues is scheduled to be repaid through amortization or sinking fund.

       2 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

Market Overview and Outlook

The municipal bond market continues to be dominated by supply and demand factors such as lower new issue volume, strong retail demand and very limited institutional demand. In addition, the U.S. Treasury market also appears to be influenced from its own supply and demand factors and the market has gotten so thin as a result of collapsing supply that a handful of seemingly minor factors can have a dramatic impact on yields across the entire U.S. Treasury yield curve.

In the overall bond market, yield spreads have narrowed and benchmark yield levels have dropped by nearly a percentage point during the period in response to evidence that underlying inflation risks have subsided and economic growth is slowing down from the rapid 6% pace of the past year. We think there is a good chance that the decline in yields has further to go. Yet, on the other hand, host of technical and other considerations may stall the market or cause yields to rise temporarily, barring a dramatic new sign that the U.S. economic expansion is slowing below an expected 3% to 4% annual pace.

We think conditions appear favorable for interest rates. First, on the structural side, the massive federal surplus is fueling a collapse of U.S. Treasury note and bond supply. On the cyclical side, potential sources of inflation such as too strong consumer growth and a tight labor market, appear to be moderating. However, temporary concerns remain in the form of heavy private sector issuance, soaring energy costs and the upcoming Presidential and Congressional elections.

On the energy front, we believe that the recent price rises may act more like a tax increase rather than as a spur to higher prices throughout the economy. That is, as consumers spend more on gasoline and heating oil, they may moderate their spending on discretionary items. Under this scenario, the results may be a gradual slowing of growth rather than a spike in underlying inflation.

The spectacular productivity gains of this year have kept underlying inflation at extremely comfortable levels, with the "core consumption deflator," a favorite measure of Federal Reserve Board ("Fed") Chairman Alan Greenspan, running at a minis-cule 0.8% annual rate for the past six months. A second key point, related to the first, is we think the likelihood of significant additional Fed tightening appears to be minimal.

New issue supply in the municipal bond market continues to trail far behind levels reached in 1998 and 1999. Through mid-September 2000, volume was 21% lower than 1999 levels, while full-year 1999 issuance had already declined 21% from the 1998 peak. The main reason for the decline is the lack of refunding volume. With interest rates still higher than they were during 1998 and the first half of 1999, issuers have had little incentive to refund previous issues.

Individual investor demand for municipals has remained extremely strong, despite the recent easing of yields from early 2000 levels. Given the small size of the municipal bond market relative to the stock market, even a modest shift of assets out of stocks into municipals can create an enormous amount of new demand for municipal bonds. In short, we think municipal bonds appear to be attractively priced relative to underlying inflation rates in an environment of very light supply and muted or near-dormant institutional demand.

Thank you for investing in the Smith Barney Muni Funds -- National Portfolio. We look forward to helping you pursue your financial goals in the future.

/s/ Peter M. Coffey

Peter M. Coffey
Vice President

October 12, 2000

       3 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders


------------------------------------------------------------------------------------------------------------------------------------

Historical Performance -- Class A Shares
------------------------------------------------------------------------------------------------------------------------------------

                                          Net Asset Value
                                  -----------------------------
                                  Beginning              End              Income              Capital Gain      Total
Period Ended                      of Period           of Period          Dividends            Distributions    Returns(1)
=========================================================================================================================
9/30/00                            $ 12.94             $ 13.03              $ 0.38                $ 0.00         3.67%+
-------------------------------------------------------------------------------------------------------------------------
3/31/00                              13.97               12.94                0.73                  0.01        (2.03)
-------------------------------------------------------------------------------------------------------------------------
3/31/99                              14.16               13.97                0.75                  0.21         5.50
-------------------------------------------------------------------------------------------------------------------------
3/31/98                              13.60               14.16                0.80                  0.16        11.47
-------------------------------------------------------------------------------------------------------------------------
3/31/97                              13.67               13.60                0.79                  0.00         5.41
-------------------------------------------------------------------------------------------------------------------------
3/31/96                              13.32               13.67                0.81                  0.00         8.83
-------------------------------------------------------------------------------------------------------------------------
3/31/95                              13.35               13.32                0.84                  0.00         6.38
-------------------------------------------------------------------------------------------------------------------------
3/31/94                              13.81               13.35                0.86                  0.06         3.17
-------------------------------------------------------------------------------------------------------------------------
3/31/93                              12.95               13.81                0.89                  0.00        13.96
-------------------------------------------------------------------------------------------------------------------------
3/31/92                              12.49               12.95                0.90                  0.00        11.21
-------------------------------------------------------------------------------------------------------------------------
3/31/91                              12.24               12.49                0.83                  0.00         9.13
=========================================================================================================================
     Total                                                                  $ 8.58                $ 0.44
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
-------------------------------------------------------------------------------------------------------------------------

                                         Net Asset Value
                                  ----------------------------
                                  Beginning            End               Income              Capital Gain        Total
Period Ended                      of Period          of Period          Dividends            Distributions     Returns(1)
=========================================================================================================================
9/30/00                            $ 12.93             $ 13.03              $ 0.35                $ 0.00           3.50%+
-------------------------------------------------------------------------------------------------------------------------
3/31/00                              13.96               12.93                0.66                  0.01          (2.56)
-------------------------------------------------------------------------------------------------------------------------
3/31/99                              14.16               13.96                0.68                  0.21           4.92
-------------------------------------------------------------------------------------------------------------------------
3/31/98                              13.61               14.16                0.73                  0.16          10.80
-------------------------------------------------------------------------------------------------------------------------
3/31/97                              13.67               13.61                0.72                  0.00           4.95
-------------------------------------------------------------------------------------------------------------------------
3/31/96                              13.33               13.67                0.74                  0.00           8.26
-------------------------------------------------------------------------------------------------------------------------
Inception*-- 3/31/95                 12.41               13.33                0.32                  0.00          10.11+
=========================================================================================================================
     Total                                                                  $ 4.20                $ 0.38
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
-------------------------------------------------------------------------------------------------------------------------
                                         Net Asset Value
                                  ------------------------------
                                  Beginning               End               Income            Capital Gain        Total
Period Ended                      of Period            of Period           Dividends          Distributions     Returns(1)
=========================================================================================================================
9/30/00                            $ 12.95              $ 13.05              $ 0.34              $ 0.00            3.42%+
-------------------------------------------------------------------------------------------------------------------------
3/31/00                              13.97                12.95                0.65                0.01           (2.57)
-------------------------------------------------------------------------------------------------------------------------
3/31/99                              14.16                13.97                0.65                0.21            4.79
-------------------------------------------------------------------------------------------------------------------------
3/31/98                              13.59                14.16                0.70                0.16           10.71
-------------------------------------------------------------------------------------------------------------------------
3/31/97                              13.65                13.59                0.71                0.00            4.90
-------------------------------------------------------------------------------------------------------------------------
3/31/96                              13.32                13.65                0.74                0.00            8.13
-------------------------------------------------------------------------------------------------------------------------
3/31/95                              13.33                13.32                0.74                0.00            5.80
-------------------------------------------------------------------------------------------------------------------------
3/31/94                              13.80                13.33                0.77                0.06            2.40
-------------------------------------------------------------------------------------------------------------------------
Inception*-- 3/31/93                 13.47                13.80                0.20                0.00            3.98+
=========================================================================================================================
   Total                                                                     $ 5.50              $ 0.44
=========================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

      4 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------------
                                                                             Without Sales Charges(1)
                                                       ------------------------------------------------------------------
                                                       Class A                         Class B                    Class L
Six Months Ended 9/30/00+                              3.67%                           3.50%                       3.42%
-------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30/00                                     5.27                            4.74                        4.68
-------------------------------------------------------------------------------------------------------------------------
Five Years Ended 9/30/00                               5.41                            4.86                        4.77
-------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 9/30/00                                7.34                             N/A                         N/A
-------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/00                             7.24                            6.70                        5.32
=========================================================================================================================
                                                                                With Sales Charges(2)
                                                       ------------------------------------------------------------------
                                                       Class A                         Class B                    Class L
Six Months Ended 9/30/00+                               (0.49)%                         (1.00)%                     1.39%
-------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30/00                                       1.04                            0.27                       2.67
-------------------------------------------------------------------------------------------------------------------------
Five Years Ended 9/30/00                                 4.55                            4.70                       4.56
-------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 9/30/00                                  6.90                             N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/00                               6.93                            6.70                       5.18
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Returns
-------------------------------------------------------------------------------------------------------------------------
                                                                                 Without Sales Charges(1)
                                                                                 ------------------------
Class A (9/30/90 through 9/30/00)                                                          103.10%
-------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 9/30/00)                                                        46.66
-------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 9/30/00)                                                        49.36
=========================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

      5 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares of the
National Portfolio vs. Lehman Brothers Municipal Bond Index+

                       September 1990 -- September 2000

                                    [GRAPH]

                                                    Lehman
                                                   Brothers
                                                   Municipal
           Date            National                Bond Index
        -------------------------------------------------------

           9/90              9,597                  10,000
           3/91             10,214                  10,667
           3/92             11,326                  11,733
           3/93             12,873                  13,202
           3/94             13,247                  13,508
           3/95             14,071                  14,513
           3/96             15,314                  15,729
           3/97             16,143                  16,585
           3/98             17,994                  18,362
           3/99             18,822                  19,501
           3/00             18,439                  19,484
         9/30/00            19,116                  20,258

+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through September 30, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1984. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                       ---------------------------------
                            Industry Diversification*
                       ---------------------------------
                       Education                    9.0%
                       Hospital                    19.0%
                       Housing: Multi-Family        6.6%
                       Housing: Single-Family       5.1%
                       Miscellaneous                8.1%
                       Pollution Control            7.7%
                       Transportation              13.2%
                       Utility                      6.1%
                       Water & Sewer                5.3%
                       Other                       19.9%

                     *As a percentage of total investments.

                  Summary of Investments by Combined Ratings
                  ------------------------------------------
                               Standard             Percentage
           Moody's             & Poor's        of Total Investments
         ----------------------------------------------------------
            Aaa                  AAA                   36.1%
             Aa                   AA                   13.1
              A                    A                   20.5**
            Baa                  BBB                   18.7
             Ba                   BB                    1.3
              B                    B                    0.8
         VMIG 1/P-1              A-1                    0.4
             NR                   NR                    9.1
                                                     --------
                                                      100.0%
                                                     --------
                     ** 0.3% was rated by Fitch IBCA, Inc.

      6 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders


------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                                                         September 30, 2000
------------------------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT             RATING(a)                          SECURITY                                                        VALUE
==============================================================================================================================
Education -- 9.0%
$   1,250,000     A3*      Brookhaven, NY IDA Civic Facility Revenue, St. Joseph's College, 6.000% due             $ 1,267,188
                               12/1/20
    3,000,000     NR       Capital Projects Finance Authority Student Housing Revenue, CAFRA Capital
                               Corp.,
                            Florida Universities, Series A, 7.850% due 8/15/31                                       2,940,000
                           Chicago, IL Board of Education, School Reform, FGIC-Insured:
    7,300,000     AAA       Series A, zero coupon bond to yield 5.300% due 12/1/31                                   1,113,250
                            Series B-1:
   28,530,000     AAA        Zero coupon bond to yield 5.220% due 12/1/30                                            4,564,800
   41,000,000     AAA        Zero coupon bond to yield 5.220% due 12/1/31                                            6,252,500
    3,000,000     AAA      Donna, TX ISD, PSFG, School Building, 5.250% due 2/15/25                                  2,801,250
    2,000,000     AAA      Granbury, TX ISD, PSFG, zero coupon bond to yield 5.544% due 8/1/19                         670,000
    3,000,000     AAA    Massachusetts State Health & Educational Facilities Authority Revenue, Series G-4,
                             INFLOS, 7.437% due 7/1/25 (b)                                                           3,026,250
    2,880,000     Aaa*     Midlothian, TX ISD, PSFG, zero coupon bond to yield 6.271% due 2/15/20                      853,200
    1,455,000     Baa3*    Monroe County, NY IDA Revenue, Student Housing, Series A, 5.250% due 4/1/19               1,325,869
    1,000,000     BBB-     New Hampshire Health & Education Facilities Authority Revenue, New Hampshire College,
                             7.500% due 1/1/31                                                                       1,027,500
    1,500,000     Baa3*    New Hampshire Higher Education & Health, Brewster Academy, 6.750% due 6/1/25              1,533,750
    1,500,000     A        New York State Dormitory Authority Revenue, State University Educational Facilities,
                             Series B, 7.500% due 5/15/11                                                            1,743,750
    1,000,000     Baa3*    Pennsylvania State Higher Educational Facilities Authority, Student Housing
                              Revenue,
                             (Student Association Inc. Project), Series A, 6.750% due 9/1/32                           962,500
    1,000,000     AAA      Philadelphia, PA School District, Series A, MBIA-Insured, 4.500% due 4/1/23                 835,000
    1,500,000     Aaa*     Plain, Ohio Local School District, Capital Appreciation, FGIC-Insured,
                             zero coupon bond to yield 6.400% due 12/1/27                                              307,500
                           Private Colleges & Universities Authority:
      595,000     A3*       Georgia Revenue, (Mercer University Project), Series A, 5.250% due 10/1/20                 554,838
      925,000     A         Georgia Student Housing Revenue, (Mercer Housing Corp. Project), Series A, ACA-Insured,
                             5.375% due 6/1/17                                                                         886,844
      100,000     AA       Richland County, SC Educational Facilities Revenue, (Benedict College Project), Asset
                           Guaranteed,
                             5.750% due 7/1/19                                                                         100,000
    1,205,000     Aaa*     Sanger, TX ISD, PSFG, zero coupon bond to yield 6.120% due 2/15/27                          254,556
    1,000,000     BBB-     Savannah, GA EDA Revenue, (College of Art & Design Inc. Project), 6.900% due 10/1/29      1,031,250
                           Southern Illinois University Revenue, Housing & Auxiliary, Capital
                           Appreciation,
                            Series A, MBIA-Insured:
    4,950,000     AAA        Zero coupon bond to yield 5.510% due 4/1/21                                             1,472,625
    3,000,000     AAA        Zero coupon bond to yield 5.530% due 4/1/23                                               787,500
    3,000,000     AAA        Zero coupon bond to yield 5.540% due 4/1/25                                               697,500
                           Texas State Higher Education Coordinating Board, College Student Loan Revenue:
      870,000     A*        7.450% due 10/1/06 (c)                                                                     895,404
      120,000     A*        7.700% due 10/1/25 (c)                                                                     123,300
    1,500,000     Aaa*     Weatherford, TX ISD, PSFG, Capital Appreciation, zero coupon bond to yield 6.730% due       406,875
                               2/15/21
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    38,434,999
------------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (d) -- 3.3%
      460,000       AAA    Boston, MA Water & Sewer Revenue, Series A, 10.875% due 1/1/09                              580,750
      950,000        NR    Douglas County, NE Hospital Authority No. 2, Bergan Mercy, 9.500% due 7/1/10              1,154,250
    1,515,000       AAA    Fairmont, WV Water & Sewer Revenue, AMBAC-Insured, 9.250% due 11/1/11                     1,861,556
    5,010,000       AAA    Indiana Bond Bank, AMBAC-Insured, 9.750% due 8/1/09                                       6,174,825
    1,805,000       AAA    Ohio State Water Development Authority Revenue, Safe Water, Series 2, 9.375% due 12/1/10  2,156,975

                      See Notes to Financial Statements.

      7 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders


-----------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                                            September 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT          RATING(a)                            SECURITY                                                     VALUE
=============================================================================================================================
Escrowed to Maturity (d) -- 3.3% (continued)
$   1,025,000       AAA    Philadelphia Hospitals & Higher Education Facilities Authority, Hospital
                              Revenue,
                           Presbyterian Medical Center, 6.650% due 12/1/19                                        $ 1,150,563
      815,000       AAA    Weber County, UT Hospital Revenue, St. Benedict's Hospital, 10.000% due 3/1/10           1,003,469
                                                                                                                   14,082,388
General Obligation -- 4.0%
    5,000,000       NR     Barona Band of Mission Indians, CA GO, 8.250% due 1/1/20                                 5,231,250
    2,640,000       AAA    Bastrop, TX GO, ISD, PSFG, zero coupon bond to yield 5.629% due 2/15/19                    907,500
    2,000,000       AAA    Berks County, PA GO, MVRICS, FGIC-Insured, 8.082% due 11/10/20 (c)                       2,147,500
    5,000,000       AAA    Center Unified School District, CA GO, Series C, MBIA-Insured, zero coupon bond
                             to yield 5.838% due 9/1/20                                                             1,618,750
    1,075,000       Aaa*   Lago Vista, TX GO, ISD, PSFG, zero coupon bond to yield 5.700% due 8/15/22                 299,656
    1,875,000       AAA    McKeesport, PA GO, Area School District, MBIA-Insured, zero coupon bond to yield
                             5.680% due 10/1/23                                                                       487,500
       10,000       A      New York City, NY GO, Series D, 7.500% due 2/1/16                                           10,475
      100,000       A      Puerto Rico Commonwealth, Public Improvement, 4.500% due 7/1/23                             84,125
    1,000,000       Aa1*   Texas State GO, Veterans Housing Assistance, Series D, 6.450% due 12/1/20 (c)            1,038,750
    5,000,000       AAA    Washoe County, NV GO, Reno-Sparks Convention, Series A, FSA-Insured, 6.400%
                             due 7/1/29                                                                             5,287,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,113,006
-----------------------------------------------------------------------------------------------------------------------------
Hospital -- 19.0%
    3,000,000       BBB+   Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                             6.625% due 7/1/20                                                                      3,026,250
    3,000,000       BBB-   Arkansas State Development Finance Authority Hospital Revenue, Washington Regional
                             Medical Center, 7.375% due 2/1/29                                                      2,958,750
    1,000,000       A      Colorado Health Facilities Authority Revenue Bonds, Vail Valley Medical Center,
                             Series A, 6.500% due 1/15/13                                                           1,035,000
    3,000,000       BBB    Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc. Project),
                             7.500% due 1/1/30                                                                      3,120,000
      725,000       A1*    Elkhart County, IN Hospital Authority Revenue, Elkhart General Hospital Inc.,
                             7.000% due 7/1/12                                                                        754,000
      350,000       BB-    Green Springs, OH Health Care Facilities Revenue, (St. Francis Health Care
                             Center Project), Series A, 7.125% due 5/15/25                                            322,438
    1,500,000       AA     Harris County, TX Health Facilities Development Corp., Hospital Revenue,
                             (Texas Children's Hospital Project), Series A, 5.250% due 10/1/29                      1,329,375
    1,900,000       A      Harrison County, TX Health Facilities Development Corp. Revenue, (Marshall
                              Regional Medical Center Project), ACA-Insured, 5.500% due 1/1/18                      1,726,625
                           Hawaii State Department Budget & Finance, Special Purpose Revenue,
                             (Wilcox Memorial Hospital Project):
    1,000,000       BBB+       5.350% due 7/1/18                                                                      840,000
    1,750,000       BBB+       5.500% due 7/1/28                                                                    1,417,500
    3,000,000       BBB+   Henderson, NV Health Care Facility Revenue, Catholic Healthcare West, Series A,
                             6.750% due 7/1/20                                                                      2,992,500
    5,000,000       A-     Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
                             Sunbelt Obligation, 5.500% due 11/15/29                                                4,062,500
                           Illinois Health Facilities Authority Revenue:
    2,600,000       AAA      Alexian Brothers Health System, 5.125% due 1/1/28                                      2,343,250
    1,000,000       A-       Centegra Health System, 5.250% due 9/1/18                                                847,500
      937,000       AAA      Community Provider Pooled Loan Program, FSA-Insured, 7.350% due 8/15/10                  974,930
    3,500,000       B+       Mercy Hospital & Medical Center, 7.000% due 1/1/07                                     3,325,000
    1,000,000       AAA      Methodist Health System, Series B, AMBAC-Insured, RIBS, 9.142% due 5/18/21 (b)         1,067,060
    3,000,000       A        OSF Healthcare Systems, 6.250% due 11/15/29                                            2,940,000
    4,000,000       AAA      Rush-Presbyterian St. Luke's Medical Center, INFLOS, MBIA-Insured,
                              9.013% due 10/1/24 (b)                                                                4,340,840

                      See Notes to Financial Statements.

      8 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 2000
--------------------------------------------------------------------------------


    FACE
   AMOUNT          RATING(a)                                   SECURITY                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

Hospital -- 19.0% (continued)
$   3,000,000      A1*     Iowa Finance Authority Health Care Facilities Revenue, Genesis Medical Center,
                             6.250% due 7/1/25                                                                        $  2,962,500
    3,000,000      AA-     Iowa Finance Authority Revenue, Catholic Health Initiatives, Series A, 6.000% due 12/1/18     3,022,500
    8,000,000      AAA     Kentucky Economic Development Finance Authority Health System Revenue, Norton
                             Healthcare Inc., Series B, MBIA-Insured, zero coupon bond to yield 6.180% due 10/1/22       2,120,000
      900,000      BBB+    Klamath Falls, OR Inter-Community Hospital Merle West, 7.100% due 9/1/24                        914,625
    4,000,000      BBB-    Louisiana Public Facilities Authority Revenue, (General Health Systems
                             Project), 6.800% due 11/1/16                                                                3,985,000
    1,000,000      BBB+    Maricopa County, AZ IDA Health Facilities Revenue, (Catholic Healthcare West Project),
                             Series A, 5.000% due 7/1/16                                                                   848,750
    1,000,000      AAA     Massachusetts State Health & Educational Facilities Authority Revenue, St. Elizabeth
                             Hospital, LEVRRS, Series E, FSA-Insured, 8.920% due 8/12/21 (b)                             1,067,180
                           New Jersey Health Care Facilities Financing Authority Revenue:
    1,000,000      BBB-      St. Elizabeth Hospital Obligation Group, 6.000% due 7/1/27                                    826,250
    2,000,000      BBB-      Trinitas Hospital Obligation Group, 7.400% due 7/1/20                                       2,057,500
      450,000      A       New York State Medical Care Facilities Financing Agency, Long Term Health
                             Care, Medical Health Services, Series D, 7.400% due 2/15/18                                   472,500
    5,000,000      BB+     Oklahoma Development Finance Authority Refunding Revenue, Hillcrest Healthcare System,
                             Series A, 5.625% due 8/15/29                                                                3,475,000
      120,000      A       Oregon State Health, Housing, Educational & Cultural Facilities Authority, Western State
                             Chiropractic, Series A, ACA-Insured, 6.350% due 12/1/20                                       123,300
    3,900,000      Aa3*    Rhode Island State Health & Educational Building Corp. Refunding Revenue, Health
                             Facilities, St. Antoine Residence, Series A, 6.125% due 11/15/18                            3,875,625
    2,500,000      A-      Tarrant County, TX Health Facilities Development Corp. Hospital Revenue,
                             6.700% due 11/15/30                                                                         2,434,375
    2,000,000      Baa2*   Tomball, TX Hospital Authority Revenue, Tomball Regional Hospital, 6.000% due 7/1/19          1,702,500
                           Vermont Educational & Health Building Finance Agency:
    2,375,000      AA-       H. Porter, FHA-Insured, 7.100% due 2/1/31                                                   2,441,951
    1,500,000      AA        Middlebury College Project, 5.000% due 11/1/38                                              1,308,750
                           Wisconsin State Health & Educational Facilities Authority Revenue:
    5,000,000      BBB+      Aurora Health Care Inc., Series A, 5.600% due 2/15/29                                       4,050,000
    2,100,000      A         Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20                               1,929,375
    2,500,000      A3*       Monroe Clinic Inc., 5.375% due 2/15/22                                                      2,143,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        81,184,949
------------------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.6%
    2,535,000      Aaa*    Chicago, IL Multi-Family Housing Revenue, GNMA-Collateralized, Hearts United Apartments,
                             Series A, 5.600% due 1/1/41 (c)                                                             2,341,706
      250,000      Aaa*    Cuyahoga County, OH Multi-Family Housing, Dalebridge Apartments, GNMA-Collateralized,
                             FHA-Insured, 6.500% due 10/20/20 (c)                                                          259,687
                           El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue,
                             Series A:
    2,390,000      A3*       La Plaza Apartments, 6.750% due 7/1/30                                                      2,375,063
    1,000,000      A3*       Las Lomas Apartments, 6.375% due 12/1/29                                                      996,250
    1,500,000      A+      Illinois Housing Development Authority, Multi-Family Housing Revenue, Series
                             1991A,
                             8.125% due 7/1/10                                                                           1,556,505
    1,500,000      AA-     Indiana State HFA, Multi-Family Housing Mortgage Revenue, Hunters Run, FHA-Insured,
                             7.250% due 5/1/18 (c)                                                                       1,569,375
    5,000,000      Aa2*    Iowa Finance Authority, Multi-Family Housing Revenue, (Prestwick Apartments Project),
                             FHA-Insured, 7.500% due 12/1/36 (c)                                                         6,100,000
    1,000,000      A+      King County, WA Housing Authority Revenue Refunding, Sr. Bonds, Series A, 6.800% due 3/1/26   1,032,500
    2,000,000      AAA     Maricopa County, AZ IDA, Multi-Family Housing Revenue, (National Health Facilities II
                             Project), Series A, FSA-Insured, 5.500% due 1/1/18                                          1,967,500

                      See Notes to Financial Statements.

       9 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)     September 30, 2000
--------------------------------------------------------------------------------


    FACE
   AMOUNT          RATING(a)                               SECURITY                                                      VALUE
====================================================================================================================================
Housing: Multi-Family -- 6.6% (continued)
$   1,915,000       AAA    Mohave County, AZ IDA, Multi-Family Housing, (Copper Ridge Apartments), FHA-Insured,
                             7.375% due 4/1/32 (c)                                                                  $  2,020,325
    1,150,000       Aa3*   Nevada Housing Division, Multi-Unit Housing, Campaige, Series A, 5.450% due 10/1/18 (c)     1,108,312
      500,000       Aa3*   Portland, OR Multi-Family Housing, LOC U.S. National Bank of OR, 6.250% due 5/1/12 (c)        513,750
    1,000,000       BBB    Roanoke, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue Refunding,
                             United Dominion-Laurel Ridge, 6.625% due 5/1/23 (c)                                       1,025,000
    1,000,000       AAA    Rogers County, OK HFA, Multi-Family Revenue Refunding, Series A, FNMA-Collateralized,
                             FHA-Insured, 7.750% due 8/1/23                                                            1,020,300
    2,347,000       AAA    Seattle Housing Authority, WA Low Income Housing Revenue, GNMA-Collateralized,
                             7.400% due 11/20/36                                                                       2,619,839
    1,875,000       AAA    Yuma, AZ IDA, Multi-Family Mortgage Revenue Refunding, Series A, GMNA-Collateralized,
                             6.100% due 9/20/34 (c)                                                                    1,931,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      28,437,362
------------------------------------------------------------------------------------------------------------------------------------

Housing: Single-Family -- 5.1%
      435,000       AAA    Arkansas Housing Development, Single-Family Mortgage Revenue, Series A,
                             GNMA-Collateralized, 7.400% due 9/1/23 (c)                                                  447,280
       75,000       Aaa*   Aurora Kane & Dupage, IL Single-Family Mortgage Revenue, Series A,
                             GNMA/FHLMC-Collateralized, 7.950% due 10/1/25 (c)                                            81,938
                           Chicago, IL Single-Family Mortgage Revenue:
    2,000,000       Aaa*     Series A, FNMA/GNMA-Collateralized, 6.350% due 10/1/30 (c)                                2,077,500
    1,000,000       AAA      Series C, FNMA/FHLMC/GNMA-Collateralized, 7.000% due 3/1/32                               1,092,500
      280,000       Aa2*   Colorado HFA, Single-Family Program Refunding, Sr. Bonds, Series 94 D-1, 8.000%
                             due 12/1/24                                                                                 297,850
    2,260,000       AAA    Cowley & Shawnee Counties, KS Mortgage Revenue, Series B, AMBAC-Insured,
                             GNMA-Collateralized, zero coupon bond to yield 7.868% due 6/1/22 (c)                        423,750
      680,000       AAA    District of Columbia HFA, Collateralized Revenue, Single-Family, Series A,
                             GNMA-Collateralized, FHA/VA-Insured, 8.100% due 12/1/23 (c)                                 694,817
      380,000       AAA    Fort Worth, TX Housing Finance Corp., Single-Family Mortgage Revenue, Capital
                             Appreciation, Series A, GNMA-Collateralized, zero coupon bond to yield 8.500%
                             due 6/1/21 (c)                                                                               71,725
    1,000,000       Aaa*   Franklin County, OH Mortgage Revenue, Villas at St. Therese, Series E,
                             GNMA-Collateralized, 5.900% due 6/20/39                                                   1,005,000
      395,000       AA     Idaho Housing Agency, Single-Family Mortgage, Series C-2, FHA-Insured,
                             7.900% due 1/1/22 (c)                                                                       400,230
      275,000       Aa2*   Labette County, KS Single-Family Mortgage Revenue Refunding, Series A, 8.400%
                             due 12/1/11                                                                                 286,344
    1,835,000       Aa3*   Massachusetts State Housing Finance Agency, Housing Revenue, Single-Family Mortgage,
                             Series 38, 7.200% due 12/1/26 (c)                                                         1,924,456
                           Missouri State Housing Development Community Mortgage Revenue, Series C:
      405,000       AAA      Capital Appreciation, GNMA-Collateralized, zero coupon bond to yield 7.350% due 7/1/23       76,950
      655,000       AAA      GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (c)                                             716,406
                           Nebraska Investments Finance Authority, GNMA-Collateralized, RIBS:
      300,000       AAA      Series B, 9.305% due 10/17/23 (b)(c)                                                        317,853
      100,000       AAA      Single-Family Mortgage Revenue, Series 2, 10.669% due 9/10/30 (b)(c)                        104,375
    1,085,000       Aa3*   New Hampshire State HFA, Single-Family Residential Mortgage, Series D, LOC Landesbank
                             Hessen, 7.250% due 7/1/15 (c)                                                             1,133,825
      210,000       AAA    Ohio Housing Finance Agency Residential Mortgage, Series A-2,
                             GNMA-Collateralized, 6.625% due 3/1/26 (c)                                                  216,563
       85,000       BBB-   Panhandle, TX Regional Housing Finance Corp., Single-Family Mortgage Revenue,
                             10.375% due 3/1/09                                                                           85,636
    1,000,000       AA+    Pennsylvania State HFA, Single-Family Mortgage Revenue,
                             Series 39B, 6.875% due 10/1/24 (c)                                                        1,040,000
    1,425,000       AAA    Pima County, AZ Single-Family Mortgage Revenue, Series A,
                             GNMA/FNMA/FHLMC-Collateralized, step bond to yield 7.100% due 11/1/29 (c)                 1,474,875

                      See Notes to Financial Statements.

      10 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT          RATING(a)                                SECURITY                                                 VALUE
====================================================================================================================================
Housing: Single-Family -- 5.1% (continued)
$     280,000       AAA    Prince Georges County, MD Housing Authority, Single-Family Mortgage
                             Revenue Refunding, Series A, GNMA-Collateralized, 8.000% due 1/1/17                 $         296,100
      675,000       AAA    Reno County, KS Single-Family Mortgage Revenue, Series A, AMBAC-Insured,
                             zero coupon bond to yield 11.704% due 12/1/14                                                 138,375
    1,500,000       AA+    Rhode Island Housing & Mortgage Financing Corp., Home Ownership Opportunity Bonds,
                             INFLOS, 9.455% due 4/1/24 (b)(c)                                                            1,560,000
    2,490,000       Aaa*   Sedgwick & Shawnee Counties, KS Single-Family Mortgage Revenue, Series A-1,
                             GNMA-Collateralized, 6.875% due 12/1/26 (c)                                                 2,676,750
      213,092       A1*    St. Bernard Parish, LA Home Mortgage Authority, Single-Family Mortgage Revenue
                             Refunding, Series A, 8.000% due 3/25/12                                                       217,554
      300,000       AAA    Travis County, TX Housing Finance Corp., Single-Family Mortgage Revenue,
                             Series B, GNMA/FNMA-Collateralized, 7.100% due 10/1/27 (c)                                    313,875
      215,000       AAA    Utah HFA, Single-Family Mortgage Revenue, FHA-Insured, Sr. Bond, 7.300% due 7/1/16              221,897
    2,375,000       AA+    Virginia State Housing Development Authority, Commonwealth Mortgage, Series A,
                             7.150% due 1/1/33                                                                           2,455,156
      135,000       AA     Wyoming Community Development Authority, Series B, FHA-Insured, 8.125% due 6/1/21 (c)           137,944
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,987,524
------------------------------------------------------------------------------------------------------------------------------------
Industrial Development --  2.9%
    1,050,000       A+++   Brookhaven, NY IDA Revenue, TDS Realty/Island ADC Income Facility, LOC Fleet
                             Bank, 6.550% due 12/1/19 (c)                                                                1,084,125
    2,000,000       NR     Hillsborough County, FL IDA Exempt Facilities Revenue, National Gypsum,
                             Series A, 7.125% due 4/1/30 (c)                                                             1,997,500
    1,150,000       NR     Lancaster, PA IDA Revenue, (Garden Spot Village Project), Series A, 7.625% due 5/1/31         1,158,625
    1,640,000       AA-    Oklahoma City, OK Industrial & Culture Facilities, Trigen Energy Corp.,
                             6.750% due 9/15/17 (c)                                                                      1,645,560
    1,000,000       A+     Rensselaer County, NY IDA, Albany International Corp., LOC Fleet Bank,
                             7.550% due 6/15/07 (c)                                                                      1,103,750
    2,500,000       NR     Suffolk County, NY IDA Revenue, Nissequogue Cogen Partners Facility,
                             5.500% due 1/1/23 (c)                                                                       2,228,125
    1,000,000       BBB-   Tucson, AZ Airport Authority Inc., Special Facilities Revenue Bonds,
                             Lockheed Aeromod Center Inc., 8.700% due 9/1/19 (c)                                         1,025,000
    2,000,000       A+     West Chicago, IL IDR, (Leggett & Platt Inc. Project), 6.900% due 9/1/24 (c)                   2,087,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,330,185
------------------------------------------------------------------------------------------------------------------------------------
Life Care -- 2.8%
    2,925,000       Aa*    Hamilton County, OH Mortgage Revenue, Judson Care Center, Series A,
                             FHA-Insured, 6.500% due 8/1/26                                                              3,031,031
    2,500,000       BBB    Illinois Development Finance Authority Health Facilities, Community Living,
                             7.125% due 3/1/10                                                                           2,487,500
    1,000,000       Baa2*  Indianapolis, IN Industrial EDR Refunding & Improvement, 7.625% due 10/1/22                   1,035,000
    1,000,000       BBB-   John Tolfree Health System Corp., MI Mortgage Revenue, 6.000% due 9/15/23                       827,500
                           Massachusetts State Industrial Finance Agency Revenue Refunding, Series A:
    1,000,000       AAA      Chelsea Jewish, FHA-Insured, 6.500% due 8/1/37                                              1,037,500
    2,000,000       NR       Chestnut Knoll Project, 5.625% due 2/15/25                                                  1,545,000
    1,000,000       NR     Montgomery County, PA Higher Education & Health Authority Revenue, Temple Continuing
                             Care Center, 6.750% due 7/1/29                                                                883,750
    1,150,000       A-     Montgomery County, PA IDA, Retirement Community Revenue, Life Communities
                             Inc., 5.250% due 11/15/28                                                                     955,938
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,803,219
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 8.1%
    1,885,000       AA     Bernalillo County, NM Gross Receipts Tax Revenue Refunding, 5.200% due 4/1/21                 1,797,819
    2,000,000       A+++   Chautauqua, NY Tobacco Asset, Securitization Corp., 6.750% due 7/1/40                         1,997,500

                      See Notes to Financial Statements.

      11 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT          RATING(a)                                 SECURITY                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 8.1% (continued)
                           Dauphin County, PA General Authority:
$   4,000,000      NR        Hyatt Regency, 6.200% due 1/1/29                                                        $    3,650,000
    1,000,000      NR        Riverfront Office, 6.000% due 1/1/25                                                           922,500
    1,000,000      Baa3*   Edmond, OK EDA, Collegiate Housing Foundation, Series A, 5.375% due 12/1/19                      928,750
    2,000,000      Ba3*    Galveston, TX Special Contract Revenue Refunding, (Farmland Industries Inc.
                             Project), 5.500% due 5/1/15                                                                  1,840,000
    3,000,000      AAA     Georgia Local Government COP, Series A, MBIA-Insured, 4.750% due 6/1/28                        2,535,000
    2,000,000      A       Houston, TX Participation Interest, 6.400% due 6/1/27                                          1,957,500
    2,000,000      A       Illinois Development Finance Authority Revenue, City of East St. Louis,
                             7.250% due 11/15/09                                                                          2,157,500
    1,500,000      AAA     Indiana Bond Bank Guaranty State Revolving Fund, Series A, 6.875% due 2/1/12                   1,631,250
      510,000      AAA     Indiana Bond Bank Special Program, Series A2, MBIA-Insured, 6.750% due 1/1/06                    516,375
      250,000      AAA     Lancaster County, PA Vo-Tech School Authority Lease Revenue Guaranteed, FGIC-Insured,
                             6.500% due 2/15/07                                                                             264,687
    2,375,000      NR      Maryland State Economic Development Corp. Revenue, Health & Mental Hygiene Program,
                             Series A, 7.750% due 3/1/25                                                                  2,386,875
    1,720,000      AA      Massachusetts State Development Finance Agency Revenue, May Institute Issue,
                             Asset Guaranteed, 5.750% due 9/1/29                                                          1,685,600
       35,000      A2*     Oregon State Bond Bank Revenue, Series 1, 6.700% due 1/1/15                                       36,575
    2,865,000      A3*     Port Longview, WA Revenue Refunding, Series A, 6.250% due 12/1/18 (c)                          2,950,950
    3,000,000      AA      Rhode Island State Economic Development Corp. Revenue, Providence Plaza Mall,
                             Asset Guaranteed, Sr. Note, 6.125% due 7/1/20                                                3,045,000
    1,330,000      NR      Seward, AK Revenue, (Sealife Center Project), 7.650% due 10/1/16                               1,349,950
    2,500,000      BBB+    Summit County, CO Sports Facilities Refunding Revenue, (Keystone Resorts
                             Management Inc. Project), Ralston Purina Co. Guaranteed, 7.750% due 9/1/06                   2,787,500
      215,000      AAA     Utah State Municipal Finance Cooperative Local Government Revenue, Pooled
                             Capital Improvement Program, FSA-Insured, 6.900% due 3/1/02                                    217,124
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         34,658,455
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 7.7%
    1,700,000      BBB+    Adams County, MS Environmental Improvement Revenue Refunding, (International Paper Co.
                             Project), Series A, 6.800% due 8/1/24 (c)                                                    1,748,875
    5,000,000      Aa3*    Brazos River, TX Navigation District, (BASF Corp. Project), 6.750% due 2/1/10                  5,506,250
    3,600,000      A1*     La Crosse, WI Resource Recovery Revenue Refunding, (Northern States Power Co. Project),
                             6.000% due 11/1/21 (c)                                                                       3,654,000
    5,000,000      A       Los Angeles Local Government Environment Facilities Community Development Authority
                             Revenue, (Capital Projects & Equipment Acquisition Program), ACA-Insured,
                             6.550% due 9/1/25                                                                            5,162,500
    3,000,000      A       Lowndes County, MS Solid Waste Disposal & PCR Refunding, (Weyerhaeuser Co. Project),
                             Series A, 6.800% due 4/1/22                                                                  3,255,000
      100,000      VMIG 1* Manatee County, FL PCR, (Florida Power & Light Co. Project), variable coupon due 9/1/24          100,000
      100,000      VMIG 1* Maricopa County, AZ PCR, Southern California Edison Co., Series A, variable coupon due
                             6/1/35                                                                                         100,000
    1,000,000      BBB+    Mobile, AL Industrial Development Board, Environmental Improvement Revenue,
                             (International Paper Co. Project), Series B, 6.450% due 5/15/19 (c)                          1,021,250
      830,000      NR      New Jersey EDA Revenue, (Atlantic City Sewer Project), 7.250% due 12/1/11 (c)                    865,275
      500,000      NR      Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.000% due 6/1/21 (c)           182,500
    1,000,000      BBB+    Rapides, LA Finance Authority, Environmental Improvement Revenue,
                             (International Paper Co. Project), Series A, 6.550% due 11/15/23 (c)                         1,006,250
    1,850,000      BBB+    Richland, SC Solid Waste Facility, (Union Camp Project), Series B, 7.125% due 9/1/21 (c)       1,891,625
    3,000,000      NR      Rockdale County, GA Solid Waste Authority Revenue, (Visy Paper Inc. Project),
                             7.500% due 1/1/26 (c)                                                                        3,097,500
    1,945,000      BBB     Saint Charles Parish, LA PCR, (Union Carbide Project), 7.350% due 11/1/22 (c)                  2,017,937

                      See Notes to Financial Statements.

      12 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
       Schedule of Investments (unaudited) (continued) September 30, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT          RATING(a)     SECURITY                                                                                VALUE
=================================================================================================================================
Pollution Control -- 7.7% (continued)
$   1,130,000      A       Southwestern Illinois Development Authority, Solid Waste Disposal Revenue,
                             (Laclede Steel Co. Project), 8.500% due 8/1/20 (c)                                   $     1,159,663
    2,200,000     Baa2*    Sweetwater County, WY Solid Waste Disposal Revenue, (FMC Corp. Project), Series A,
                             7.000% due 6/1/24 (c)                                                                      2,238,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       33,007,125
---------------------------------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 2.1%
    1,500,000    AAA       Chattanooga-Hamilton County, TN Hospital Authority Revenue, Erlanger Medical Center,
                             Series B, RIBS, FSA-Insured, (Call 5/1/01 @ 104), 9.165% due 5/25/21 (b)                   1,600,725
       40,000    AAA       Cleveland, OH Public Power System Revenue, Series B, (Call 11/15/01 @ 102)
                             MBIA-Insured, 7.000% due 11/15/17                                                             41,900
      915,000    A         Denver, CO City & County Airport Revenue, Series A, (Call 11/15/00 @ 102),
                             8.500% due 11/15/23 (c)                                                                      937,088
    2,000,000    Aaa*      Fairfax County, VA IDA, (Call 8/28/01 @ 104), 9.027% due 8/29/23 (b)                         2,149,260
      500,000    NR        Illinois Health Facility Authority Revenue, United Medical Center, (Call 7/1/03 @ 100),
                             8.375% due 7/1/12                                                                            546,875
      150,000    Aaa*      New York City, NY GO, Series D, (Call 2/1/02 @ 101.5), 7.500% 2/1/16                           158,063
                           North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding,
                             (Call 1/1/22 @ 100), Series A:
    1,000,000    AAA         4.500% due 1/1/24                                                                            875,000
    1,310,000    Aaa*        6.000% due 1/1/26                                                                          1,393,512
    1,095,000    NR        Portland, TX Community Center Sales Tax Gross Revenue, (Call 2/15/04 @ 102),
                             7.000% due 2/15/25                                                                         1,192,181
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,894,604
---------------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 3.9%
    2,500,000    AAA       Chicago, IL Lakefront Millennium Parking Facilities, MBIA-Insured, step bond to yield
                             5.750% due 1/1/29                                                                          1,731,250
    2,500,000    A-        Dekalb County, IN Redevelopment, (Mini-Mill Local Public Improvement Project), Series
                             A, 6.500% due 1/15/14                                                                      2,643,750
    2,750,000    AAA       Harrisburg, PA Redevelopment Authority, FSA-Insured, zero coupon bond to yield
                             5.220% due 5/1/21                                                                            852,500
    3,685,000    AA        Indianapolis, IN Local Public Improvement Bond Bank, Series D, 6.750% due 2/1/14             4,145,625
    1,250,000    NR        Port Authority, NY & NJ Special Obligation Revenue, (5th Installment Special Project),
                             Series 4, 6.750% due 10/1/19 (c)                                                           1,281,250
                           Sevier County, TN Public Building Authority, Local Government Public Improvement:
    1,100,000    VMIG 1*     Series IV-A-2, FSA-Insured, variable coupon due 6/1/25                                     1,100,000
      600,000    VMIG 1*     Series IV-D-1, AMBAC-Insured, variable coupon due 6/1/20                                     600,000
    3,960,000    A           Tulsa, OK Public Facilities Authority, Lease Payment Revenue Refunding, Assembly Center,
                             6.600% due 7/1/14                                                                          4,435,200
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       16,789,575
---------------------------------------------------------------------------------------------------------------------------------
Solid Waste -- 0.4%
    2,000,000    Baa1*     Courtland, AL Industrial Development Board, Solid Waste Disposal Revenue Refunding,
                             (Champion International Corp. Project), 6.000% due 8/1/29 (c)                              1,862,500
---------------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 0.5%
    2,695,000    AAA       Pittsburg, CA Redevelopment Agency, Tax Allocation, (Los Medanos Community Development
                             Project), AMBAC-Insured, zero coupon bond to yield 6.200% due 8/1/28                         535,631
    1,000,000    BBB-      Providence, RI Special Obligation, Tax Increment, Series D, 6.650% due 6/1/16                1,036,250
    2,650,000    AAA       San Francisco, CA Redevelopment Financing Authority, Tax Allocation, Capital
                             Appreciation, (City & County Redevelopment Project), Series D, MBIA-Insured,
                             zero coupon bond to yield 5.200% due 8/1/24                                                  669,125
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,241,006
---------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     13 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT            RATING(a)                               SECURITY                                                        VALUE
====================================================================================================================================
   Transportation    -- 13.2%
  $ 3,000,000     Baa1*    Alliance Airport Authority Inc., Texas Special Facilities Revenue, (American Airlines Inc.
                           Project),
                             7.500% due 12/1/29 (c)                                                                      $ 3,070,260
    3,000,000     AAA      Chicago, IL Skyway Toll Bridge Revenue, AMBAC-Insured, 5.500% due 1/1/31                        2,880,000
    2,010,000     NR       Connecticut Development Authority, Airport Facilities Revenue, (Signature Flight Co.
                           Project),
                             Series A, 6.625% due 12/1/14 (c)                                                              2,065,275
                           Connector 2000 Association Inc., SC Toll Road Revenue, Capital Appreciation, Series B, Sr.
                               Bonds:
   20,000,000     BBB-       Zero coupon bond to yield 5.850% due 1/1/37                                                   1,325,000
   19,000,000     BBB-       Zero coupon bond to yield 5.850% due 1/1/38                                                   1,163,750
    3,500,000     Baa1*    Dallas-Fort Worth, TX International Airport Revenue, Facility Improvement Corp. Revenue,
                             American Airlines Inc., 6.375% due 5/1/35 (c)                                                 3,381,875
    3,000,000     AAA      Delaware Valley, PA Regional Finance Authority, Local Government Revenue, Series A,
                             AMBAC-Insured, 5.500% due 8/1/28                                                              2,951,250
    3,130,000     A        Denver, CO City & County Airport Revenue, Series B, 7.250% due 11/15/07 (c)                     3,325,625
                           E-470 Public Highway Authority, CO Revenue Bonds, Capital Appreciation,
                           Series B,
                           MBIA-Insured, Sr. Bonds:
   18,200,000      AAA       Zero coupon bond to yield 5.520% due 9/1/25                                                   4,163,250
   15,000,000      AAA       Zero coupon bond to yield 6.320% due 9/1/30                                                   2,531,250
   17,700,000      AAA       Zero coupon bond to yield 6.350% due 9/1/33                                                   2,478,000
    2,000,000      NR      Kenton County, KY Airport Board, Special Facilities Revenue, (Mesaba Aviation Inc. Project),
                             Series A, 6.700% due 7/1/29 (c)                                                               1,925,000
                           Massachusetts Bay Transportation Authority:
    1,000,000      AAA       General Transportation System, Series A, MBIA-Insured, 4.500% due 3/1/26                        812,500
    2,000,000      AAA       Massachusetts Revenue Assessment, Series A, 5.250% due 7/1/30                                 1,862,500
                           Massachusetts State Turnpike Authority, Highway System Revenue, Capital Appreciation,
                           MBIA-Insured:
    5,000,000      AAA      Series A:
                             AMBAC-Insured, 5.000% due 1/1/39                                                              4,356,250
   10,500,000      AAA       Zero coupon bond to yield 5.650% due 1/1/28                                                   2,139,375
    2,470,000      AAA      Series C, Zero coupon bond to yield 5.545% due 1/1/21                                            768,787
                           New Hampshire State Turnpike Systems Revenue Refunding, FGIC-Insured:
    2,500,000      AAA      Series A, 6.750% due 11/1/11                                                                   2,765,625
    1,000,000      AAA      Series C, RIBS, 8.968% due 11/1/17 (b)                                                         1,177,500
                           Pocahontas Parkway Association, VA Toll Road Revenue, Capital Appreciation, Series B, Sr.
                               Bonds:
   25,000,000      BBB-      Zero coupon bond to yield 5.950% due 8/15/34                                                  2,218,750
   35,000,000      BBB-      Zero coupon bond to yield 5.950% due 8/15/35                                                  2,931,250
    1,045,000      AAA     Regional Transit Authority, IL, Series C, FGIC-Insured, 7.750% due 6/1/20                       1,273,594
                           San Joaquin Hills, CA Transportation Corridor Agency, Toll Road Revenue, Capital
                           Appreciation, Series A, MBIA-Insured:
    4,000,000      AAA       Zero coupon bond to yield 5.670% due 1/15/30                                                    730,000
    5,500,000      AAA       Zero coupon bond to yield 5.670% due 1/15/32                                                    886,875
    8,135,000      AAA       Zero coupon bond to yield 5.670% due 1/15/34                                                  1,169,406
    2,000,000      A       Triborough Bridge & Tunnel Authority, NY Revenues, (Convention Center Project), Series E,
                             7.250% due 1/1/10                                                                             2,242,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          56,595,447
------------------------------------------------------------------------------------------------------------------------------------
   Utility -- 6.1%
    1,640,000       AAA    Alaska Energy Authority Power Revenue Refunding, Bradley Lake, Series 5, FSA-Insured,
                             5.000% due 7/1/21                                                                             1,494,450
    4,000,000       BBB-   Clarksville, TN Natural Gas Acquisition Corp., Series A, 7.500% due 11/1/04                     4,085,040
      155,000       AAA    Cleveland, OH Public Power System Revenue, Series B, MBIA-Insured, Unrefunded Balance,
                             7.000% due 11/15/17                                                                             161,975

                      See Notes to Financial Statements.

     14 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedule of Investments (unaudited) (continued)           September 30, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT          RATING(a)                                SECURITY                                                           VALUE
====================================================================================================================================
Utility -- 6.1% (continued)
$   2,500,000      A       Georgia Municipal Electric Authority Power Revenue, Series X, 6.500% due 1/1/12              $  2,771,875
    1,250,000      AAA     Hawaii State Department Budget & Finance, Hawaiian Electric Co., Inc., Series A,
                           MBIA-Insured,
                             5.650% due 10/1/27 (c)                                                                        1,209,375
    6,540,000      AAA     Long Island Power Authority, NY Electric System Revenue, Capital Appreciation,
                           FSA-Insured,
                             zero coupon bond to yield 5.950% due 6/1/29                                                   1,234,425
    5,000,000      AAA     Matagorda County, TX Navigational District No. 1 Revenue Refunding, Houston Lighting,
                             AMBAC-Insured, 5.125% due 11/1/28 (c)                                                         4,537,500
    2,500,000      NR      Michigan State Strategic Fund, Resource Recovery, Limited Obligation Revenue,
                             Central Wayne Energy Recovery, Series A, 7.000% due 7/1/27 (c)                                2,265,625
    1,000,000      A+      New York State Energy Research & Development, (Con Edison Project), Series A,
                             7.125% due 12/1/29 (c)                                                                        1,086,250
                           North Carolina Eastern Municipal Power Agency, Power System Revenue
                           Refunding:
                             Series B:
    1,775,000      BBB          6.000% due 1/1/22                                                                          1,701,781
    1,700,000      A            ACA-Insured, 5.750% due 1/1/24                                                             1,585,250
    2,500,000      BBB       Series D, 6.700% due 1/1/19                                                                   2,581,250
    1,235,000      AAA     Piedmont, SC Municipal Power Agency, Electric Revenue Refunding, FGIC-Insured,
                             6.750% due 1/1/20                                                                             1,417,162
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          26,131,958
------------------------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 5.3%
    5,000,000       AAA    Atlanta, GA Water & Waste Water Revenue, Series A, FGIC-Insured, 5.000% due 11/1/38             4,393,750
    2,400,000       A      Dauphin County, PA IDA, General Water Works Corp., 6.900% due 6/1/24 (c)                        2,700,000
                           Houston, TX Water & Sewer System Revenue, Capital Appreciation, Series A, FSA-Insured:
    2,000,000       AAA      Zero coupon bond to yield 5.490% due 12/1/22                                                    547,500
   25,000,000       AAA      Zero coupon bond to yield 5.500% due 12/1/28                                                  4,750,000
    2,000,000       A      Idaho State Water Resources Board, Water Revenue, Resource Development,
                             (Boise Water Corp. Project), 7.250% due 12/1/21 (c)                                           2,075,000
       50,000       A-     Ohio Water Development Authority, (Broken Hill Project), 6.450% due 9/1/20 (c)                     51,312
    1,625,000       Aaa*   Paris, TX Water & Sewer Revenue, FGIC-Insured, 5.375% due 6/15/20                               1,586,406
    3,400,000       Aa2*   Port of Umatilla, OR Water Revenue, LOC ABN AMRO Bank, 6.650% due 8/1/22 (c)                    3,506,250
    2,750,000       A      Trumbull County, OH Sewer Disposal Revenue, (General Motors Corp. Project),
                             6.750% due 7/1/14 (c)                                                                         2,970,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          22,580,218
------------------------------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost--$419,166,411**)                                                                       $428,134,520
====================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) which are rated by Fitch IBCA, Inc.
(b) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(c) Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.
(d) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 16 and 17 for definitions of ratings and certain security descriptions.

                      See Notes to Financial Statements.

     15 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                     -- Bonds rated "AAA" have the highest rating assigned
                           by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA                      -- Bonds rated "AA" have a very strong capacity to
                           pay interest and repay principal and differ from the highest rated issues only in a small degree.
A                       -- Bonds rated "A" have a strong capacity to pay
                           interest and repay principal although they are some-what more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB                     -- Bonds rated "BBB" are regarded as having an
                           adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B                -- Bonds rated "BB" and "B" are regarded, on balance, as
                           predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa                     -- Bonds rated "Aaa" are judged to be of the best
                           quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong posi-tion of such issues.
Aa                      -- Bonds rated "Aa" are judged to be of high quality by
                           all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective ele-ments may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A                       -- Bonds rated "A" possess many favorable investment
                           attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa                     -- Bonds rated "Baa" are considered to be medium grade
                           obligations, i.e., they are neither highly pro-tected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba                      -- Bonds rated "Ba" are judged to have speculative
                           elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

     16 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
  Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

A                       --     Bonds rated "A" are considered to be investment
                               grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

NR                      --     Indicates that the bond is not rated by Standard
                               & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1             --     Standard & Poor's highest rating indicating very strong
                        or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1              --     Standard & Poor's highest commercial paper and variable-
                        rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1           --     Moody's highest rating for issues having a demand
                        feature -- VRDO.

P-1              --     Moody's highest rating for commercial paper and for
                        VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG             --  Association of Bay Area Governors                 HDC          --  Housing Development Corporation
ACA              --  American Capital Assurance                        HFA          --  Housing Finance Authority
AIG              --  American International Guaranty                   IDA          --  Industrial Development Authority
AMBAC            --  American Municipal Bond Assurance                 IDB          --  Industrial Development Board
                     Corporation                                       IDR          --  Industrial Development Revenue
BAN              --  Bond Anticipation Notes                           INFLOS       --  Inverse Floaters
BIG              --  Bond Investors Guaranty                           ISD          --  Independent School District
CGIC             --  Capital Guaranty Insurance Company                LEVRRS       --  Leveraged Reverse Rate Securities
CHFCLI           --  California Health Facility Construction           LOC          --  Letter of Credit
                     Loan Insurance                                    MBIA         --  Municipal Bond Investors Assurance
                                                                                          Corporation
CONNIE LEE       --  College Construction Loan Association             MVRICS       --  Municipal Variable Rate Inverse
COP              --  Certificate of Participation                                       Coupon Security
EDA              --  Economic Development Authority                    PCR          --  Pollution Control Revenue
EDR              --  Economic Development Revenue                      PSFG         --  Permanent School Fund Guaranty
ETM              --  Escrowed To Maturity                              RAN          --  Revenue Anticipation Notes
FGIC             --  Financial Guaranty Insurance Company              RIBS         --  Residual Interest Bonds
FHA              --  Federal Housing Administration                    RITES        --  Residual Interest Tax-Exempt Securities
FHLMC            --  Federal Home Loan Mortgage Corporation            SYCC         --  Structured Yield Curve Certificate
FLAIRS           --  Floating Adjustable Interest Rate Securities      TAN          --  Tax Anticipation Notes
FNMA             --  Federal National Mortgage Association             TECP         --  Tax Exempt Commercial Paper
FRTC             --  Floating Rate Trust Certificates                  TOB          --  Tender Option Bonds
FSA              --  Financial Security Assurance                      TRAN         --  Tax and Revenue Anticipation Notes
GIC              --  Guaranteed Investment Contract                    VA           --  Veterans Administration
GNMA             --  Government National Mortgage Association          VRDD         --  Variable Rate Daily Demand

 17   Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
   Statement of Assets and Liabilities (unaudited)            September 30, 2000
--------------------------------------------------------------------------------

   ASSETS:
     Investments, at value (Cost -- $419,166,411)                                                            $  428,134,520
     Cash                                                                                                            81,716
     Interest receivable                                                                                          6,288,034
     Receivable for securities sold                                                                               3,609,519
     Receivable for Fund shares sold                                                                                474,033
     Other assets                                                                                                     1,388
     ----------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                               438,589,210
     ======================================================================================================================
   LIABILITIES:
     Payable for securities purchased                                                                            10,048,658
     Dividends payable                                                                                            2,048,780
     Management fees payable                                                                                        163,316
     Distribution fees payable                                                                                       15,832
     Accrued expenses                                                                                                25,781
     ----------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                           12,302,367
     ----------------------------------------------------------------------------------------------------------------------
   Total Net Assets                                                                                          $  426,286,843
   ========================================================================================================================
   NET ASSETS:
     Par value of shares of beneficial interest                                                              $       32,705
     Capital paid in excess of par value                                                                        427,489,781
     Undistributed net investment income                                                                            335,347
     Accumulated net realized loss on security transactions                                                     (10,539,099)
     Net unrealized appreciation on investments                                                                   8,968,109
   ------------------------------------------------------------------------------------------------------------------------
   Total Net Assets                                                                                          $  426,286,843
   ========================================================================================================================
   Shares Outstanding:
     Class A                                                                                                     27,979,702
     ----------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                      3,221,821
     ----------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                      1,503,523
     ----------------------------------------------------------------------------------------------------------------------
   Net Asset Value:
     Class A (and redemption price)                                                                          $        13.03
     ----------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                               $        13.03
     ----------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                              $        13.05
     ----------------------------------------------------------------------------------------------------------------------
   Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)                                       $        13.57
     ----------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                       $        13.18
     ======================================================================================================================

* Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).
** Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within one year from purchase.

                      See Notes to Financial Statements.

      18 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)  For the Six Months Ended September 30, 2000
--------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                     $   13,894,059

--------------------------------------------------------------------------------
   EXPENSES:
     Management fees (Note 3)                                            957,841
     Distribution fees (Note 3)                                          475,349
     Shareholder and system servicing fees                                55,348
     Registration fees                                                    42,384
     Shareholder communications                                           23,760
     Pricing service fees                                                 17,352
     Audit and legal                                                      11,868
     Custody                                                              10,771
     Trustees' fees                                                        1,995
     Other                                                                 5,735
   -----------------------------------------------------------------------------
     Total Expenses                                                    1,602,403
   -----------------------------------------------------------------------------
   Net Investment Income                                              12,291,656
   -----------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
     Realized Loss From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                          139,505,545
        Cost of securities sold                                      140,623,403
   -----------------------------------------------------------------------------
     Net Realized Loss                                               (1,117,858)
   -----------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                            4,936,859
        End of period                                                  8,968,109
   -----------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                           4,031,250
   -----------------------------------------------------------------------------
   Net Gain on Investments                                             2,913,392
   -----------------------------------------------------------------------------
   Increase in Net Assets From Operations                         $   15,205,048
   =============================================================================

                      See Notes to Financial Statements.

     19 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
   Statements of Changes In Net Assets
--------------------------------------------------------------------------------
   For the Six Months Ended September 30, 2000 (unaudited) and the Year Ended March 31, 2000

                                                                                   September 30        March 31
   ==============================================================================================================
   OPERATIONS:
     Net investment income                                                        $  12,291,656     $  24,340,711
     Net realized loss                                                               (1,117,858)       (9,278,871)
     Increase (decrease) in net unrealized appreciation                               4,031,250       (25,555,727)
   --------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                               15,205,048       (10,493,887)
   --------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
     Net investment income                                                          (12,246,308)      (24,043,941)
     Net realized gains                                                                      --          (242,860)
   --------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                      (12,246,308)      (24,286,801)
   --------------------------------------------------------------------------------------------------------------
   FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                                34,923,397       137,891,715
     Net asset value of shares issued for reinvestment of dividends                   5,272,575        12,615,893
     Cost of shares reacquired                                                      (42,985,611)     (149,086,200)
   --------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions                  (2,789,639)        1,421,408
   --------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets                                                    169,101       (33,359,280)
   --------------------------------------------------------------------------------------------------------------
   NET ASSETS:
     Beginning of period                                                            426,117,742       459,477,022
   --------------------------------------------------------------------------------------------------------------
     End of period*                                                               $  426,286,843    $ 426,117,742
   ==============================================================================================================
   * Includes undistributed net investment income of:                             $      335,347    $     289,999
   ==============================================================================================================

                      See Notes to Financial Statements.

     20 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
  Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SSBC a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2000, the Portfolio paid transfer agent fees of $45,475 to CFTC.

     21 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2000, SSB and CFBDS received sales charges of $4,302,000 and $1,250,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                            Class A       Class B         Class L
==================================================================
CDSCs                       $4,000        $226,000        $26,000
==================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 2000, total Distribution Plan fees incurred were:

                            Class A       Class B         Class L
==================================================================
Distribution Plan Fees     $273,874      $135,468         $66,007
==================================================================

All officers and one Trustee of the Fund are employees of SSB.

4. Investments

During the six months ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

==================================================================
Purchases                                             $137,258,606
------------------------------------------------------------------
Sales                                                  139,505,545
==================================================================

At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

==================================================================
Gross unrealized appreciation                          $15,914,439
Gross unrealized depreciation                           (6,946,330)
------------------------------------------------------------------
Net unrealized appreciation                             $8,968,109
==================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unre-

     22 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

alized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2000, the Portfolio had no open futures contracts.

6. Capital Loss Carryforward

At March 31, 2000, the Portfolio had, for Federal income tax purposes, approximately $4,176,000, respectively, of unused capital loss carryforwards available to offset future capital gains expiring March 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7. Shares of Beneficial Interest

At September 30, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2000, total paid-in capital amounted to the following for each class:

                                                   Class A                  Class B                 Class L
==============================================================================================================
Total Paid-in Capital                           $362,349,003              $43,999,813              $21,173,670
==============================================================================================================

Transactions in shares of each class were as follows:

                                                            Six Months Ended                          Year Ended
                                                           September 30, 2000                       March 31, 2000
                                                      ---------------------------             ---------------------------
                                                      Shares               Amount             Shares               Amount
===================================================================================================================================
Class A
Shares sold                                          2,195,638         $  28,530,311        7,907,403            $  103,472,952
Shares issued on reinvestment                          349,679             4,506,286          833,099                10,908,420
Shares reacquired                                   (2,688,904)          (34,711,532)      (9,573,264)             (124,636,681)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                          (143,587)        $  (1,674,935)        (832,762)           $  (10,255,309)
===================================================================================================================================
Class B
Shares sold                                            353,380         $   4,595,180        1,886,113            $   24,554,298
Shares issued on reinvestment                           38,079               490,320           82,080                 1,069,880
Shares  reacquired                                    (484,910)           (6,258,427)      (1,264,157)              (16,286,306)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                (93,451)        $  (1,172,927)         704,036            $    9,337,872
===================================================================================================================================
Class L
Shares sold                                            137,425         $   1,797,906          758,614            $    9,864,465
Shares issued on reinvestment                           21,392               275,969           48,787                   637,593
Shares reacquired                                     (156,250)           (2,015,652)        (632,320)               (8,163,213)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                             2,567         $      58,223          175,081            $    2,338,845
===================================================================================================================================

     23 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class A Shares                                2000(1)(2)        2000(2)     1999(2)           1998          1997           1996
================================================================================================================================
Net Asset Value, Beginning of Period              $12.94         $13.97      $14.16         $13.60        $13.67         $13.32
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.38           0.74        0.74           0.79          0.81           0.81
   Net realized and unrealized gain (loss)          0.09          (1.03)       0.03           0.73        (0.09)           0.35
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.47          (0.29)       0.77           1.52          0.72           1.16
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.38)         (0.73)      (0.75)         (0.80)        (0.79)         (0.81)
   Net realized gains                                 --          (0.01)      (0.21)         (0.16)           --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.38)         (0.74)      (0.96)         (0.96)        (0.79)         (0.81)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $13.03         $12.94      $13.97         $14.16        $13.60         $13.67
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                        3.67%++       (2.03)%      5.50%         11.47%         5.41%          8.83%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $364,692       $363,812    $404,498       $370,891      $351,395       $378,421
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        0.68%+          0.68%       0.66%          0.66%         0.70%          0.70%
   Net investment income                           5.84+           5.59        5.21           5.61          5.92           5.88
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              32%             68%         61%            87%           31%            27%
================================================================================================================================

(1)     For the six months ended September 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +     Annualized.

     24 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class B Shares                                      2000(1)(2)     2000(2)        1999(2)        1998          1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $    12.93       $  13.96       $    14.16   $   13.61  $      13.67    $     13.33
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                             0.35           0.67             0.67        0.70          0.74           0.73
   Net realized and unrealized gain (loss)           0.10          (1.03)            0.02        0.74         (0.08)          0.35
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.45          (0.36)            0.69        1.44          0.66           1.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.35)         (0.66)           (0.68)      (0.73)        (0.72)         (0.74)
   Net realized gains                                  --          (0.01)           (0.21)      (0.16)           --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.35)         (0.67)           (0.89)      (0.89)        (0.72)         (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $    13.03       $  12.93       $    13.96   $   14.16  $      13.61    $     13.67
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                         3.50%++       (2.56)%           4.92%      10.80%         4.95%          8.26%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $   41,975       $ 42,872       $   36,451   $  20,313  $     12,691    $    11,605
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.18%+         1.18%            1.16%       1.29%         1.20%          1.19%
   Net investment income                             5.38+          5.11             4.71        4.95          5.42           5.37
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                32%            68%              61%         87%           31%            27%
====================================================================================================================================

(1)     For the six months ended September 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +     Annualized.

     25 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class L Shares                                     2000(1)(2)     2000(2)     1999(2)(3)          1998         1997           1996
====================================================================================================================================
Net Asset Value, Beginning of Period          $   12.95       $  13.97     $    14.16       $     13.59    $   13.65      $   13.32
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.34           0.66           0.65              0.69         0.73           0.73
   Net realized and unrealized gain (loss)         0.10          (1.02)          0.02              0.74        (0.08)          0.34
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.44          (0.36)          0.67              1.43         0.65           1.07
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.34)         (0.65)         (0.65)            (0.70)       (0.71)         (0.74)
   Net realized gains                                --          (0.01)         (0.21)            (0.16)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.34)         (0.66)         (0.86)            (0.86)       (0.71)         (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $   13.05       $  12.95     $    13.97       $     14.16    $   13.59      $   13.65
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                       3.42%++       (2.57)%         4.79%            10.71%        4.90%          8.13%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $  19,620      $  19,434     $   18,528       $    15,926    $  14,901      $  16,563
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.26%+         1.26%         1.24%              1.35%        1.27%          1.27%
   Net investment income                           5.30+          5.03          4.63               4.91         5.35           5.31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              32%            68%           61%                87%          31%            27%
====================================================================================================================================

(1)     For the six months ended September 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)     On June 12, 1998, Class C shares were renamed Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +      Annualized.

     26 Smith Barney Muni Funds | 2000 Semi-Annual Report to Shareholders

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

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

--------------------------------------------------------------------------------
SMITH BARNEY
MUNI FUNDS
--------------------------------------------------------------------------------
TRUSTEES                              INVESTMENT ADVISOR
Lee Abraham                           SSB Citi Fund Management LLC
Allan J. Bloostein
Jane F. Dasher                        DISTRIBUTOR
Donald R. Foley                       Salomon Smith Barney Inc.
Richard E. Hanson, Jr.
Paul Hardin                           CUSTODIAN
Heath B. McLendon, Chairman           PFPC Trust Company
Roderick C. Rasmussen
John P. Toolan                        TRANSFER AGENT
Joseph H. Fleiss, Emeritus            Citi Fiduciary Trust Company
                                      125 Broad Street, 11th Floor
OFFICERS                              New York, New York 10004
Heath B. McLendon
President and                         SUB-TRANSFER AGENT
Chief Executive Officer               PFPC Global Fund Services
                                      P.O. Box 9699
Lewis E. Daidone                      Providence, Rhode Island
Senior Vice President                 02940-9699
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

--------------------------------------------------------------------------------
Smith Barney Muni Funds
--------------------------------------------------------------------------------
  This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- National Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  388 Greenwich Street, MF-2
  New York, New York 10013

  For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

  [LOGO OF SALOMON SMITH BARNEY]

  Salomon Smith Barney is a service mark of Salomon
  Smith Barney Inc.

  FD0806 11/00

                                  SMITH BARNEY
                                   MUNI FUNDS

                        NEW YORK MONEY MARKET PORTFOLIO
                               NEW YORK PORTFOLIO

                     SEMI-ANNUAL REPORT | SEPTEMBER 30, 2000

                       [LOGO OF SMITH BARNEY MUNI FUNDS]
                 Your Serious Money. Professionally Managed.(SM)


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------
[PICTURE OF HEATH B. MCLENDON]

Heath B. McLendon
Chairman

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $395.5 billion in assets under management,1 we believe SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represent a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone here at SSB Citi. The Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio ("Portfolios") seek to provide New York investors with as high a level of tax-exempt income2 consistent with prudent investment management and the preservation of capital. Portfolio managers Joseph Deane and Joseph Benevento use a system of fundamental credit analysis to seek the best opportunities for yields in the municipal bond market, primarily among bonds issued within the state of New York.

----------
1 As of September 30, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.
2 Please note a portion of the income from the Portfolios may be subject to the Alternative Minimum Tax ("AMT").
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       1

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.


Sincerely,

/S/Heath B. McLendon

Heath B. McLendon
Chairman

October 11, 2000


2                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------
Dear Shareholder:

[PHOTO OF JOSEPH P. DEANE]           [PHOTO OF JOSEPH BENEVENTO]
 Joseph P. Deane                      Joseph Benevento
 Vice President                       Vice President

We are pleased to provide the semi-annual report for the Smith Barney Muni
Funds -- New York Money Market Portfolio and New York Portfolio ("Portfolio(s)") for the period ended September 30, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 12 through 27 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of September 30, 2000 and is subject to change. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

New York Portfolio's Performance Update
and Investment Strategy
The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing.1

For the six months ended September 30, 2000, the Portfolio's Class A shares, without and with sales charges returned 3.31% and a negative 0.81%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")2 returned 3.97%.

As of September 30, 2000, the Portfolio's holdings were concentrated among education bonds (16.8%), pre-refunded bonds (15.1%) and hospital bonds (9.6%).

---------------
1 Please note a portion of the income from the Portfolio may be subject to the Alternative Minimum Tax ("AMT").

2 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       3

Municipal Market and Economic Overview

Municipal bonds have been a very simple story throughout 2000. They started at relatively inexpensive valuations and then rallied. In our opinion, stable interest rates and an economy with few excesses are painting a bullish picture for bonds in general, while declining new issue supply may be further bolstering the municipal bond market. In addition, the national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and credit worthiness of their securities.

With most states and local governments enjoying balanced budgets or surpluses, we think borrowing is likely to total no more than $150 billion to $180 billion over the next two years. As new issuance remains low, we also believe municipal securities may start to trade away from taxable bonds. Many municipal bonds are now yielding almost 95% of comparable-maturity U.S. Treasuries, but we expect that percentage to return to historical average spreads, in the range of 80% to 85%.

From our point of view, the past few months have been a positive period for the municipal market. As the stock market endured its correction in March and April 2000, municipal bonds forged ahead slowly but relentlessly. In our view, the municipal markets are in a state of flux that may lead to greater opportunities. The federal government conducted a buy back of long-term government bonds early in 2000, which drove down yields.

Under Federal Reserve Board ("Fed") Chairman Alan Greenspan, the Fed has raised interest rates incrementally several times in order to cool a robust U.S. economy. We do not see the Fed raising interest rates again for the foreseeable future, at least until after Election Day. In an attempt to be apolitical, the Fed's Board of Governors tends to shy away from such dramatic moves in an election year, to avoid charges of influencing an election.

We are carefully monitoring a number of factors in the municipal market. We are looking to see who wins not just the Presidential, but also Congressional elections, since the House of Representatives is where all spending bills originate. We also closely watch the price of oil, but disagree with those who see it as a harbinger of doom for the economy.

The market had little reaction to the Fed's decision to keep interest rates steady or to the Fed's view that risk in the economy is weighted toward inflation. The bond market is still pricing in another possible Fed tightening by the end of the year. We expect Fed policy to remain steady throughout 2000, and we would not be surprised if the Fed were to shift to a more neutral position before the end of the year. A critical point, which is often overlooked by many investors, is
--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders
that Fed monetary policy adjustments take time to be absorbed into the general economy. The Fed has tightened 175 basis points/3/ from the bottom, and the recent rallies we have seen are a result of changes enacted six- to twelve-months ago.

Municipal bond prices, in general, have been very firm lately: since late May, a triple 'A' 10 year municipal index has experienced price improvement (a yield decline) of 50 basis points or more. Demand in the municipal market has been steady to increasing as recent volatility in the stock market will undoubtedly lead some investors to rethink their portfolio mix, and to establish or augment bond positions in their portfolios.

New York Economic Highlights/4/

New York State is the 10th largest economy in the world and its Gross State Product of $593 billion accounts for roughly eight percent of U.S. Gross Domestic Product ("GDP")./5/ New York has a broad and diverse economy with a concentration of employment in financial services, information and media services, fashion, transportation equipment and distribution industries.

Over the past few years, the Empire State has moved aggressively to create a top-notch business climate, and its efforts have clearly had a positive impact on the state's economy. In our opinion, the turnaround may be a direct result of changes in the state's economic policy over the last three years. Lower taxes, the elimination of red tape and other bureaucratic obstacles to growth, prudent fiscal practices and a business friendly pro-jobs climate have improved New York's economic competitiveness.

In our opinion, New York State's financial future remains bright. While the Empire State's debt structure is complex, the burden on resources remains moderate. Going forward, we are optimistic about the attractiveness of select New York municipal securities.

New York Money Market Portfolio's Performance Update and Investment Strategy

The New York Money Market Portfolio seeks to provide investors with income exempt from federal income tax and New York State and City personal income taxes/6/ by investing in a portfolio of high quality, short-term New York municipal obligations selected for liquidity and stability of principal.

-----------------
3    A basis point is 0.01% or one one-hundredth of a percent.
4    Sources: Fitch IBCA, Inc., Duff & Phelps.
5 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.
6 Please note a portion of the income from the Portfolio may be subject to the Alternative Minimum Tax ("AMT").
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       5

The Portfolio invests only in short-term securities that we believe carry minimal credit risk. All of the Portfolio's holdings are rated within the top two short-term credit rating categories or are of comparable quality.

Please note that your investment in the Portfolio is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

As of September 30, 2000, the Portfolio's 7-day current yield was 4.02%. The Portfolio's 7-day effective yield/7/ -- which reflects compounding -- was 4.10%.

During the period, we increased the Portfolio's average maturity/8/ target to a 65- to 70- day range. We have extended the Portfolio's average maturity by buying what we deem to be high quality liquid municipal notes.

The Portfolio's increased average maturity reflects:

 .    A slowdown in economic activity over the near-term; and

 .    Less supply of high quality short-term municipal paper.


The record expansion of the U.S. economy has produced budget surpluses for many state and local governments, which in turn has decreased the need for short-term cash flow financing.

Municipal Money Market Overview

On May 16, 2000, the Fed increased the federal funds rate ("fed funds rate")/9/ by 50 basis points, however, the supply and demand imbalance in the short-term municipal market put pressures on both the municipal note and the Variable Rate Demand Obligation ("VRDO")/10/ markets and at times, defied rising rates.

-----------------
7 The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the Portfolio or the class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.
8 Average maturity refers to the average date on which the principal is required to be paid on the bond.
9 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
10 VRDOs are demand instruments that usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days notice. These instruments provide for automatic adjustment of new rates on set dates and are generally supported by letters of credit issued by domestic or foreign banks.
--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

During the period, the Bond Buyer One Year Municipal Note Index11 increased by approximately 60 basis points to a high of 4.64% in early May of 2000. The market then looked to June, which is the fiscal year end for most state and local governments, however less issuance was announced for fiscal year 2001 and as a result the Bond Buyer One Year Municipal Note Index reacted by falling to a 4.20% by late September.

In the VRDO market, which represents the shorter end of the municipal money market yield curve, supply and demand imbalances have led to increased volatility during periods of cyclical cash flows. Over the normal course of the year, tax-exempt money funds tend to experience large cyclical cash flows. For example, during the month of April, yields for VRDOs in New York surged as tax-exempt money funds experienced large redemptions relating to income tax payments. During the month of July, when tax-exempt money funds experience large inflows from bond coupon collections and bond calls, yields quickly retreated to levels more expensive than their taxable equivalents.

Going forward, we believe there may be a greater amount of supply of short-term municipal securities in New York that become available from decade old municipal bond issuance. The older issuances are now eligible either by pre-refunding12 or by maturing in 13 months or less.

In closing, thank you for investing in the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio. We look forward to continuing to help you pursue your financial goals in the future.



Sincerely,

/s/Joseph P. Deane         /s/Joseph Benevento

Joseph P. Deane            Joseph Benevento
Vice President             Vice President
New York Portfolio         New York Money Market Portfolio

October 11, 2000

---------------------
11 The Bond Buyer One Year Municipal Note Index is comprised of ten large municipal note issues rated MIG 1 by Moody's Investors Service, Inc. or SP +/SP-1 by Standard and Poor's Ratings Service, representing a cross section of the municipal note market. Please note an investor cannot invest directly in an index.
12 Pre-refunding occurs when an issuer refinances debt through the issuance of a new bond deal. The proceeds from the new bond sale are placed in an escrow account and are used to retire the debt to the earliest call date.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       7

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                   ----------------------
                    Beginning      End         Income    Capital Gain    Total
Period Ended       of Period    of Period    Dividends  Distributions Returns(1)
================================================================================
9/30/00               $12.78       $12.86      $0.34        $0.00        3.31%+
--------------------------------------------------------------------------------
3/31/00                13.69        12.78       0.67         0.01       (1.61)
--------------------------------------------------------------------------------
3/31/99                13.91        13.69       0.70         0.27        5.50
--------------------------------------------------------------------------------
3/31/98                13.16        13.91       0.73         0.05       11.83
--------------------------------------------------------------------------------
3/31/97                13.19        13.16       0.74         0.00        5.48
--------------------------------------------------------------------------------
3/31/96                12.83        13.19       0.74         0.00        8.71
--------------------------------------------------------------------------------
3/31/95                12.83        12.83       0.77         0.00        6.32
--------------------------------------------------------------------------------
3/31/94                13.25        12.83       0.79         0.00        2.66
--------------------------------------------------------------------------------
3/31/93                12.33        13.25       0.81         0.00       14.48
--------------------------------------------------------------------------------
3/31/92                11.80        12.33       0.81         0.00       11.98
--------------------------------------------------------------------------------
3/31/91                11.67        11.80       0.85         0.00        8.74
================================================================================
Total                                          $7.95        $0.33
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                   ----------------------
                    Beginning        End       Income    Capital Gain    Total
Period Ended       of Period    of Period    Dividends  Distributions Returns(1)
================================================================================
9/30/00               $12.78       $12.85      $0.30        $0.00        2.93%+
--------------------------------------------------------------------------------
3/31/00                13.68        12.78       0.60         0.01       (2.09)
--------------------------------------------------------------------------------
3/31/99                13.89        13.68       0.62         0.27        5.02
--------------------------------------------------------------------------------
3/31/98                13.15        13.89       0.66         0.05       11.19
--------------------------------------------------------------------------------
3/31/97                13.18        13.15       0.67         0.00        4.96
--------------------------------------------------------------------------------
3/31/96                12.84        13.18       0.68         0.00        8.05
--------------------------------------------------------------------------------
Inception* -- 3/31/95  11.96        12.84       0.29         0.00        9.92+
================================================================================
Total                                          $3.82        $0.33
================================================================================


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                   ----------------------
                    Beginning      End         Income    Capital Gain    Total
Period Ended       of Period    of Period    Dividends  Distributions Returns(1)
================================================================================
9/30/00               $12.77       $12.84      $0.30        $0.00        2.91%+
--------------------------------------------------------------------------------
3/31/00                13.67        12.77       0.59         0.01       (2.14)
--------------------------------------------------------------------------------
3/31/99                13.88        13.67       0.61         0.27        4.95
--------------------------------------------------------------------------------
3/31/98                13.14        13.88       0.65         0.05       11.13
--------------------------------------------------------------------------------
3/31/97                13.17        13.14       0.67         0.00        4.91
--------------------------------------------------------------------------------
3/31/96                12.83        13.17       0.68         0.00        8.07
--------------------------------------------------------------------------------
3/31/95                12.82        12.83       0.68         0.00        5.66
--------------------------------------------------------------------------------
3/31/94                13.24        12.82       0.70         0.00        1.96
--------------------------------------------------------------------------------
Inception* -- 3/31/93  12.84        13.24       0.12         0.00        4.04
================================================================================
Total                                          $5.00        $0.33
================================================================================

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                    Without Sales Charges(1)
                                               ---------------------------------
                                               Class A      Class B     Class L
================================================================================
Six Months Ended 9/30/00+                       3.31%        2.93%       2.91%
--------------------------------------------------------------------------------
Year Ended 9/30/00                              5.50         4.90        4.84
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                        5.55         4.97        4.94
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00                         7.46          N/A         N/A
--------------------------------------------------------------------------------
Inception* through 9/30/00                      6.79         6.71        5.31
================================================================================

                                                    Without Sales Charges(2)
                                               ---------------------------------
                                               Class A      Class B     Class L
================================================================================
Six Months Ended 9/30/00+                      (0.81)%      (1.57)%      0.88%
--------------------------------------------------------------------------------
Year Ended 9/30/00                              1.25         0.40        2.80
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                        4.68         4.81        4.73
--------------------------------------------------------------------------------
Ten Years Ended 9/30/00                         7.02          N/A         N/A
--------------------------------------------------------------------------------
Inception* through 9/30/00                      6.47         6.71        5.18
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       9

--------------------------------------------------------------------------------
                              New York Portfolio
--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (9/30/90 through 9/30/00)                                 105.27%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/00)                               46.72
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/00)                               49.24
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are January 16, 1987, November 11, 1994 and January 8, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                           the New York Portfolio vs.
                    the Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                        September 1990 -- September 2000

                                     [GRAPH]

                                                   Lehman Brothers
                             New York           Municipal Bond Index

9/90                          $ 9,598                  $10,000
3/91                           10,225                   10,667
3/92                           11,418                   11,733
3/93                           13,038                   13,202
3/94                           13,354                   13,508
3/95                           14,178                   14,513
3/96                           15,413                   15,729
3/97                           16,258                   16,585
3/98                           18,180                   18,362
3/99                           18,891                   19,501
3/00                           18,587                   19,484
9/00                          $19,202                  $20,258

+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. This Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                         September 30, 2000
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT       RATING(a)                  SECURITY                      VALUE
================================================================================

$12,350,000    VMIG 1*      Albany NY IDR United Cerebral Palsy
                              Series B 5.450% VRDO                   $12,350,000
 15,000,000    MIG 1*       Broome County NY BAN 4.750% due 4/3/01    15,036,046
  3,600,000    A-1          Chautauqua County IDA (Red Wing Co.
                              Project) 4.400% VRDO                     3,600,000
  3,420,000    NR++         Chenango County NY IDR 5.700% VRDO         3,420,000
  4,835,000    P-1*         Columbia County IDR (Rural Manufacturing
                              Project) 5.500% VRDO AMT                 4,835,000
  9,500,000    NR           Deer Park NY UFSD 5.000% due 6/26/01       9,539,900
                            Dutchess County IDA:
  6,160,000    A-1+           Marist College Series 98A
                                5.400% VRDO                            6,160,000
  4,500,000    A-1+           St. Francis Hospital Series B
                                5.400% VRDO                            4,500,000
                            Erie County IDA:
                              Colad Group Inc.:
  1,950,000    A-1              Series A 5.500% VRDO AMT               1,950,000
  1,600,000    A-1              Series B 5.500% VRDO AMT               1,600,000
  2,990,000    P-1*           Rosina Food Products Inc.
                                5.550% VRDO AMT                        2,990,000
  7,620,000    A-1          Franklin County Trudeau Institute
                                Series 98 5.350% VRDO                  7,620,000
  1,600,000    P-1*         Fulton County IDR (Fiber Conversion
                                Inc. Project) 5.500% VRDO AMT          1,600,000
  3,000,000    A-1          Genesee County NY IDR
                              5.500% VRDO                              3,000,000
  9,350,000    A-1+         Hempstead IDA Nassau Energy
                              5.550% VRDO AMT                          9,350,000
  1,410,000    P-1*         Hudson County IDA (Emsig
                              Manufacturing Corp.)
                              Series 98 5.550% VRDO AMT                1,410,000
  5,745,953    NR           Ithaca NY BAN 5.000% due 8/10/01           5,774,617
  2,080,000    P-1*         Jefferson County IDA Fisher Guage
                              5.500% VRDO AMT                          2,080,000
                            Long Island Power Authority:
  1,400,000    VMIG 1*        Series 98-4 TECP 3.900% due 10/5/00      1,400,000
  7,495,000    A-1+           Series 386 PART 4.350% due 12/7/00       7,495,000
  3,195,000    A-1+           Series 565 PART 5.590% MBIA-Insured
                                VRDO                                   3,195,000
  5,495,000    A-1+           Series 686 PART 5.720% VRDO              5,495,000
 38,195,000    A-1+           Series A PART 5.650% VRDO               38,195,000
 10,000,000    A-1+           Series A PART MBIA-Insured 5.720%
                                VRDO                                  10,000,000
 10,200,000    VMIG 1*        Series TECP 4.300% due 11/8/00          10,200,000
                             Monroe County:
  8,315,000    VMIG 1*        Collegiate Housing Foundation IDR
                                Series A 5.600% VRDO                   8,315,000
  5,790,000    P-1*           JADA Precision Plastic IDA Series 97
                                5.500% VRDO AMT                        5,790,000
                              St. Anns Nursing IDA:
  8,000,000    VMIG 1*          4.050% VRDO                            8,000,000
 16,000,000    VMIG 1*          5.400% VRDO                           16,000,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 2000
--------------------------------------------------------------------------------
                        NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT       RATING(a)                  SECURITY                      VALUE
================================================================================

$10,000,000    VMIG 1*    MTA Munitop Series 99-2 FSA-Insured
                              5.590% VRDO                            $10,000,000
 22,905,000    A-1        Municipal Securities Trust Series 1999-72
                              3.250% VRDO                             22,905,000
  3,545,000    A-1        Nassau County Rubies Costume Project IDA
                             5.500% VRDO AMT                           3,545,000
                          New York City GO:
  2,000,000    VMIG 1*      1994 H-H 4.250% due 11/8/00                2,000,000
  3,500,000    VMIG 1*      1994 H-H 4.200% due 12/8/00                3,500,000
 13,690,000    A-1          PART AMBAC-Insured 5.650% VRDO            13,690,000
  4,300,000    VMIG 1*      Series 94 H-3 4.100% due 10/11/00          4,300,000
  2,000,000    VMIG 1*      Series 95 E-5 5.500% VRDO                  2,000,000
  5,295,000    VMIG 1*      Series 95 F-5 5.500% VRDO                  5,295,000
 14,200,000    VMIG 1*      Series 95 F-6 5.500% VRDO                 14,200,000
 11,000,000    NR++         Series A 5.620% due 8/1/01                11,113,300
  4,950,000    VMIG 1*      Series A-4 5.450% VRDO                     4,950,000
  2,400,000    VMIG 1*      Series B-6 MBIA-Insured 5.500% VRDO        2,400,000
  6,400,000    VMIG 1*      Series C 5.500% VRDO                       6,400,000
  2,000,000    VMIG 1*      Series E-5 5.500% VRDO                     2,000,000
  2,600,000    VMIG 1*      Series H-6 4.300% due 11/7/00              2,600,000
  2,500,000    VMIG 1*      Sub-Series A-7 5.500% VRDO                 2,500,000
  1,900,000    VMIG 1*      Sub-Series B-2 5.500% VRDO                 1,900,000
                          New York City HDC Multi-Family Housing:
 40,100,000    A-1+         1 Columbus Place Series A 5.550% VRDO     40,100,000
 10,000,000    A-1+         Brittany Development Series A
                             5.550% VRDO AMT                          10,000,000
  2,400,000    A-1+         Multi-Family 5.550% VRDO                   2,400,000
 34,500,000    A-1          Multi-Family Related Series A 5.500% VRDO 34,500,000
  4,000,000    A-1+         Parkgate Development Series A 5.500% VRDO  4,000,000
  6,000,000    A-1          Spring Creek Series A 5.550% VRDO          6,000,000
                          New York City IDA:
 10,000,000    A-1          Air Express International Corp. Project
                              5.400% VRDO AMT                         10,000,000
  3,700,000    A-1+         Children's Oncology Society 5.500% VRDO    3,700,000
  4,750,000    A-1+         Columbia Grammar School Project
                              5.400% VRDO                              4,750,000
  6,100,000    SP-1+        Gary Plastic Packaging Corp. 98
                              5.600% VRDO AMT                          6,100,000
  6,515,000    A-1+         Linear Lighting Corp. 5.600% VRDO AMT      6,515,000
 12,000,000    A-1          USA Waste Services 5.350% VRDO AMT        12,000,000
                          New York City Metropolitan Transit
                           Authority TECP:
  9,440,000    A-1+         PART 395 4.320% due 12/7/00                9,440,000
                            Series CP-1 BAN:
 15,000,000    P-1*         4.200% due 10/5/00                        15,000,000
  3,000,000    P-1*         3.950% due 10/6/00                         3,000,000
  6,500,000    P-1*         4.100% due 10/19/00                        6,500,000
 10,000,000    P-1*         4.200% due 11/8/00                        10,000,000
  7,200,000    P-1*         4.150% due 12/11/00                        7,200,000
  5,000,000    P-1*         4.200% due 12/14/00                        5,000,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 2000
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT       RATING(a)         SECURITY                                  VALUE
================================================================================

                       New York City Municipal Water Financial Authority:
$ 6,660,000    A-1+         PART 1032 4.000% due 2/13/01             $ 6,660,000
 11,230,000    NR++         Pre-Refunded Series A 6.250% due 6/15/01  11,387,300
 20,000,000    P-1*         Series 1 TECP 4.200% due 10/3/00          20,000,000
  8,600,000    P-1*         Series 3 TECP 4.250% due 10/11/00          8,600,000
 20,000,000    P-1*         Series 5 4.200% due 10/12/00              20,000,000
  7,000,000    P-1*         Series 5 TECP 3.950% due 10/10/00          7,000,000
  5,000,000    VMIG 1*      Series A FGIC-Insured 5.500% VRDO          5,000,000
 12,000,000    VMIG 1*      Series D Merlot 5.450% VRDO               12,000,000
                       New York City Transitional Financial Authority:
                            Future Tax Secured:
 19,040,000    VMIG 1*        Series A-1 5.350% VRDO                  19,040,000
 13,300,000    VMIG 1*        Series A-2 5.500% VRDO                  13,300,000
    600,000    VMIG 1*        Series B-2 5.550% VRDO                     600,000
  3,930,000    VMIG 1*        Sub-Series B-3 5.350% VRDO               3,930,000
  4,900,000    VMIG 1*      Series A-2 5.500% VRDO                     4,900,000
                       New York State Dormitory Authority:
  8,625,000    A-1+         Colgate University PART FGIC-Insured
                              5.650% VRDO                              8,625,000
                            Cornell University:
 12,550,000    A-1+           Series A 5.250% VRDO                    12,550,000
 21,530,000    VMIG 1*        Series B 5.250% VRDO                    21,530,000
  9,300,000    P-1*           TECP 4.400% due 10/20/00                 9,300,000
                            Memorial Sloan Kettering Series 89A:
  4,195,000    A-1            5.250% VRDO                              4,195,000
  8,945,000    A-1+           5.600% VRDO                              8,945,000
  3,500,000    VMIG 1*      Public Library Series 99B 5.250% VRDO      3,500,000
  7,370,000    A-1+         United Health Services PART AMBAC-Insured
                              5.540% VRDO                              7,370,000
                            Wagner College:
  9,500,000    A-1+           5.500% VRDO                              9,500,000
  9,000,000    A-1+           PART 419 5.540% VRDO                     9,000,000
                       New York State Energy Research & Development
                        Authority:
                            Con Edison:
 30,500,000    A-1            Sub-Series A-2 5.300% VRDO              30,500,000
  5,000,000    A-1            Sub-Series A-3 5.600% VRDO               5,000,000
 18,000,000    VMIG 1*      LILCO Series A 5.550% VRDO AMT            18,000,000
                            New York State Electric & Gas:
 12,500,000    VMIG 1*        3.700% due 10/15/00                     12,500,000
  7,000,000    A-1            3.900% due 12/1/00 AMT                   7,000,000
                            Niagara Mohawk:
 10,200,000    P-1*           Series A 5.450% VRDO                    10,200,000
 19,600,000    A-1+           Series A 5.500% VRDO                    19,600,000
  1,850,000    P-1*           Series B 5.450% VRDO                     1,850,000
  4,575,000    A-1+           Series B 5.550% VRDO AMT                 4,575,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 2000
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT       RATING(a)                SECURITY                        VALUE
================================================================================

$ 9,000,000    P-1*           Series C 5.450% VRDO                   $ 9,000,000
  1,800,000    A-1+           Series C 5.550% VRDO                     1,800,000
                         New York State Environmental Quality
                          Series TECP:
  5,000,000    P-1*         4.200% due 10/6/00                         5,000,000
  3,850,000    VMIG 1*      4.200% due 11/8/00                         3,850,000
  9,995,000    A-1          PART MBIA-Insured 5.540% VRDO              9,995,000
 13,370,000    NR++         Water Revenue 6.500% due 6/15/14          13,818,101
                         New York State GO:
  2,000,000    NR++         7.500% due 11/15/00                        2,006,651
 13,200,000    A-1+         Municipal Securities Trust SGB3
                              5.650% VRDO                             13,200,000
 26,400,000    VMIG 1*      Series A 4.400% due 2/8/01                26,400,000
  3,380,000    NR+          Series B 4.500% due 3/1/01                 3,384,062
 20,000,000    VMIG 1*      Series B 4.050% due 8/8/01                20,000,000
  4,280,000    NR++         Series D 5.250% due 7/15/01                4,307,612
  3,900,000    VMIG 1*      Sub-Series B2-B9 5.600% VRDO               3,900,000
  1,145,000    NR+          Unrefunded Series L 5.000% due 8/1/01      1,150,752
                         New York State HFA:
 58,000,000    VMIG 1*      250 West 50th Street Series A
                              5.250% VRDO AMT                         58,000,000
 10,750,000    VMIG 1*      363 West 30th Street Series A
                              5.550% VRDO                             10,750,000
  5,200,000    VMIG 1*      Contract Obligation Revenue Series A
                              5.450% VRDO                              5,200,000
  2,600,000    VMIG 1*      E39th Street Series A 5.550% VRDO          2,600,000
 37,200,000    VMIG 1*      E84th Street Series A 5.300% VRDO AMT     37,200,000
 24,000,000    VMIG 1*      Saxony Housing Series 97A 5.550% VRDO AMT 24,000,000
  8,500,000    VMIG 1*      Talleyrand Crescent Housing Series 99A
                              5.350% VRDO AMT                          8,500,000
  3,100,000    VMIG 1*      Theatre Row Series A 5.550% VRDO           3,100,000
 40,700,000    VMIG 1*      Tribeca Park Housing Series A
                              5.250% VRDO AMT                         40,700,000
 12,050,000    NR++      New York State Local Government Assistance
                            Corp. Series C 6.500% due 4/1/01          12,331,040
                         New York State Medicare Facilities Finance
                          Agency:
  5,000,000    VMIG 1*      Pre-Refunded 7.500% due 2/15/21            5,121,983
 12,125,000    VMIG 1*      St. Lukes PART FHA-Insured 5.540% VRDO    12,125,000
                         New York State Mortgage Agency Revenue PART:
 13,995,000    VMIG 1*      5.580% VRDO AMT                           13,995,000
 12,300,000    VMIG 1*      SONYMA-Insured Series 38 4.200% VRDO AMT  12,300,000
                         New York State Power Authority:
 12,000,000    VMIG 1*      Series 1 5.300% VRDO                      12,000,000
                            TECP:
  5,400,000    P-1*           4.200% due 10/11/00                      5,400,000
  8,000,000    P-1*           Series 1 4.150% due 10/10/00             8,000,000
 28,600,000    P-1*           Series 2 4.150% due 12/1/00             28,600,000
  3,000,000    P-1*           Series 4 3.950% due 10/6/00              3,000,000
 11,200,000    P-1*           Series 4 4.400% due 10/6/00             11,200,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 2000
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT       RATING(a)                  SECURITY                      VALUE
================================================================================

                          New York State Thruway:
$16,500,000    A-1+         PART Series 1997 5.650% VRDO             $16,500,000
 50,000,000    P-1*         TECP 4.150% due 12/11/00                  50,000,000
                          New York State Urban Development Corp.:
 17,525,000    A-1          7.500% due 4/1/01                         18,144,458
  8,000,000    VMIG 1*      PART Series N AMBAC-Insured 5.450% VRDO    8,000,000
  9,000,000    A-1        New York Trust for Cultural Research
                            Manhattan School of Music 5.400% VRDO      9,000,000
                          Niagara County IDA (American Re-Fuel Co.):
 13,505,000    P-1*         Series 94C 5.550% VRDO AMT                13,505,000
  8,000,000    P-1*         Series 96D 5.550% VRDO AMT                 8,000,000
 12,800,000    P-1*         Series 97B 5.500% VRDO AMT                12,800,000
  9,000,000    NR         North Babylon NY UFSD 5.000% due 6/28/01     9,022,148
  3,000,000    P-1*       Oneida County IDR (Harden Furniture) Series 98
                            5.500% VRDO AMT                            3,000,000
                          Onondaga County IDA Southern Container:
  3,460,000    NR++         Series A 5.550% VRDO AMT                   3,460,000
  1,300,000    NR++         Series B 5.550% VRDO AMT                   1,300,000
  6,110,000    A-1          Syracuse Research Corp. 5.400% VRDO        6,110,000
                          Port Authority of New York & New Jersey:
  5,000,000    A-1+         Series 95 5.650% VRDO                      5,000,000
  3,500,000    NR++         Series 98-1 5.650% VRDO                    3,500,000
  3,500,000    NR++         Series 98-2 5.650% VRDO                    3,500,000
  7,320,000    A-1        Puerto Rico Commonwealth PART 650
                            5.220% VRDO                                7,320,000
                          Rochester BAN:
 10,000,000    NR+          4.750% due 3/7/01                         10,022,114
 26,702,000    NR+          Series II 4.500% due 10/26/00             26,714,459
 900,000       P-1*       Rotterdam IDA IDR Rotterdam Park
                            5.350% VRDO                                  900,000
  1,600,000    P-1*       Schenectady County IDR Scotia Industrial
                            Park Project Series 98A 5.350% VRDO        1,600,000
 20,150,000    P-1*       Seneca County IDA (Chiropractic College)
                            5.350% VRDO                               20,150,000
                          St. Lawrence County IDA:
  6,700,000    VMIG 1*      Reynolds Metals 5.400% VRDO                6,700,000
  3,800,000    P-1*         United Helpers Living 3.850% VRDO          3,800,000
                          Suffolk County:
  4,950,000    NR++         Series C FGIC-Insured 5.100% due 11/1/00   4,954,306
 30,000,000    MIG 1*       TAN 4.750% due 9/10/01                    30,132,259
                          Syracuse NY:
 5,180,000     A-1+         IDR (JBC Realty/Wibar International)
                              5.500% VRDO                              5,180,000
 10,000,000    NR++         Series B 5.000% due 6/29/01               10,042,722
 10,000,000    A-1          Series C 5.000% due 6/29/01               10,042,722


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 2000
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT       RATING(a)         SECURITY                                  VALUE
================================================================================

                          Triborough Bridge & Tunnel Authority:
$50,000,000    MIG 1*       4.250% due 10/25/00                   $   50,000,000
  5,200,000    VMIG 1*      Merlot Series S 5.450% VRDO                5,200,000
 10,000,000    VMIG 1*      Series C 5.300% VRDO                      10,000,000
  5,000,000    A-1+       Westchester County Boys & Girls Club
                            Project IDA 5.400% VRDO                    5,000,000
  2,820,000    A-1        Yates NY IDR Coach & Equipment Manufacturing
                            5.500% VRDO                                2,820,000
--------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $1,671,916,552**)            $1,671,916,552
================================================================================
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.

++ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.

+ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined that the security presents minimal credit risk.

**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 28 through 30 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)              September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO


   FACE
  AMOUNT          RATING(a)                    SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Education -- 16.8%
$   710,000       A-        Hempstead Town IDA, Civic Facilities Revenue,
                              Adelphi University, 5.250% due 2/1/14                $     694,913
                            New York State Dormitory Authority Revenue Bonds:
                              City University Systems:
                               Series A:
 16,000,000       AAA           5.000% due 7/1/16                                     15,220,000
  5,825,000       AAA           FGIC-Insured, 5.625% due 7/1/16                        6,028,875
  7,000,000       AAA          Series B, FSA-Insured, 6.000% due 7/1/14                7,525,000
  2,500,000       Baa1*        Series C, 7.500% due 7/1/10                             2,871,875
  2,000,000       AAA       Columbia University, 5.000% due 7/1/18                     1,880,000
    200,000       A         Department of Health, State of New York
                              Issue, 7.250% due 7/1/02                                   204,250
  2,700,000       AA        Manhattan College, Asset Guaranty,
                              6.500% due 7/1/19                                        2,801,250
  1,010,000       AAA       New York Medical College,
                              7.250% due 10/1/03                                       1,022,261
 10,260,000       AAA       Rockefeller University, 5.000% due 7/1/28                  9,182,700
  1,000,000       A         School Program, 5.000% due 7/1/18                            910,000
  4,475,000       AAA       State University Athletic Facility,
                              MBIA-Insured, 4.500% due 7/1/21                          3,770,188
                            State University Educational Facility:
                              Series A:
 12,110,000       AAA           FSA-Insured, 5.875% due 5/15/17                       12,806,325
  7,030,000       AAA           MBIA-Insured, 5.000% due 5/15/16                       6,687,287
                              Series B:
  1,000,000       A             7.500% due 5/15/11                                     1,162,500
  5,000,000       AAA           FGIC-Insured, 5.250% due 5/15/19                       4,887,500
  5,000,000       AAA           FSA-Insured, 5.500% due 5/15/30                        4,831,250
                            University of Rochester, Series A:
  7,370,000       A+          6.500% due 7/1/19                                        7,812,200
  3,915,000       AAA         MBIA-Insured, 5.000% due 7/1/16                          3,724,144
    285,000       A         Upstate Community College, Series B,
                              7.100% due 7/1/01                                          290,358
                            Rensselaer County IDA, Civic Facilities Revenue Bonds,
                              Polytechnic Institute Dormitory Project:
  5,430,000       A+            Series A, 5.125% due 8/1/29                            4,853,063
  5,820,000       A+            Series B, 5.125% due 8/1/27                            5,216,175
                            Schenectady IDA, Civic Facilities, Revenue Bonds,
                              Union College Project, Series A, AMBAC-Insured:
  2,000,000       Aaa*          5.375% due 12/1/19                                     1,945,000
  3,000,000       Aaa*          5.450% due 12/1/29                                     2,876,250
------------------------------------------------------------------------------------------------
                                                                                     109,203,364
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO


   FACE
  AMOUNT          RATING(a)                    SECURITY                             VALUE
=============================================================================================
Escrowed to Maturity (b) -- 0.8%
 $1,385,000       AAA       Commonwealth of Puerto Rico, Aqueduct & Sewer
                              Authority Revenue Bonds, 10.250% due 7/1/09        $ 1,757,219
  3,150,000       AAA       New York City GO, Series I, AMBAC-Insured,
                              7.250% due 8/15/14                                   3,199,235
    220,000       AA        New York State Dormitory Authority Revenue Bonds,
                              New York Medical College, Asset Guaranty,
                              6.700% due 7/1/01                                      223,795
     90,000       AAA       New York State Power Authority Revenue &
                              General Purpose Bonds, Series C, 9.500%
                              due 1/1/01                                              91,090
---------------------------------------------------------------------------------------------
                                                                                   5,271,339
---------------------------------------------------------------------------------------------
Finance -- 3.6%
                            New York City Transitional Finance Authority
                              Revenue, Future Tax Secured:
  6,000,000       AA            Series B, 4.750% due 11/1/23                       5,167,500
 15,000,000       AA            Series C, 4.750% due 5/1/23                       12,975,000
  5,000,000       AAA       New York State Local Government Assistance
                              Corp., Series B, MBIA-Insured, 4.875% due 4/1/20     4,481,250
  1,000,000       BBB+      New York State Municipal Bond Bank Agency,
                              Special Revenue Program, City of Buffalo,
                              6.875% due 3/15/06                                   1,034,860
---------------------------------------------------------------------------------------------
                                                                                  23,658,610
---------------------------------------------------------------------------------------------
General Obligation -- 3.4%
                            Buffalo School District, Series B, FSA-Insured,
                              State Aid Withholding:
  1,380,000       AAA           4.750% due 2/1/17                                  1,235,100
    500,000       AAA           4.750% due 2/1/18                                    442,500
    575,000       AAA           4.750% due 2/1/19                                    506,000
                            Green Island:
    100,000       Baa3*         9.375% due 11/1/01                                   104,506
    125,000       Baa3*         9.375% due 11/1/02                                   135,156
                            New York City Bonds:
  1,300,000       AAA           Series B, 5.000% due 8/15/05 (c)                   1,300,000
  5,000,000       A             Series C, 6.600% due 8/1/09                        5,206,250
                            New York State:
  1,000,000       A+            12.000% due 11/15/03                               1,210,000
  2,750,000       A+            9.875% due 11/15/05                                3,379,062
                            North Hempstead, FGIC-Insured:
  4,505,000       Aaa*          Series A, 5.000% due 9/1/22                        4,054,500
  1,500,000       Aaa*          Series B, 4.750% due 3/1/18                        1,355,625
                            Yonkers, Series C, FGIC-Insured,
                            State Aid Withholding:
  2,050,000       AAA           5.000% due 6/1/15                                  1,924,438
  1,000,000       AAA           5.000% due 6/1/19                                    905,000
---------------------------------------------------------------------------------------------
                                                                                  21,758,137
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      19

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)              September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO


   FACE
  AMOUNT       RATING(a)                        SECURITY                                  VALUE
------------------------------------------------------------------------------------------------------
Government Facilities -- 1.1%
                         New York State Dormitory Authority Lease Revenue,
                           Capital Appreciation, Court Facilities, AMBAC-Insured:
$ 3,255,000    Aa1*          Zero coupon due 8/1/19                                   $    1,106,700
  5,895,000    Aa1*          Zero coupon due 8/1/20                                        1,893,769
  1,725,000    Aa1*          Zero coupon due 8/1/21                                          519,656
  1,600,000    Aa1*          Zero coupon due 8/1/22                                          452,000
  3,000,000    A         New York State Urban Development Corp. Revenue,
                           State Facilities, 5.700% due 4/1/20                             3,041,250
------------------------------------------------------------------------------------------------------
                                                                                           7,013,375
------------------------------------------------------------------------------------------------------
Hospitals -- 9.6%
  5,000,000    AAA       Nassau Health Care Corp., Health System Revenue
                           Bonds, Nassau County Guaranteed, FSA-Insured,
                           5.500% due 8/1/19                                               4,881,250
  3,000,000    AAA       New York City Health & Hospital Corporate
                           Revenue, Health System, Series A, 5.000% due 2/15/20            2,711,250
                         New York State Dormitory Authority Revenue:
  5,350,000    Aa3*        Lutheran Center at Poughkeepsie,
                             LOC-Keybank N.A., 6.050% due 7/1/26                           5,356,687
     90,000    AA+         Memorial Sloan Kettering Cancer Center,
                             Series B, LOC-Chase Manhattan Bank,
                             5.200% due 7/1/19 (c)                                            90,000
                           Mental Health Services Facilities, Series B:
  2,500,000    A             5.000% due 2/15/18                                            2,306,250
  7,000,000    A             5.625% due 2/15/21                                            6,921,250
 15,000,000    AAA         New York & Presbyterian Hospital,
                             AMBAC/FHA-Insured, 4.750% due 8/1/16                         13,518,750
  3,000,000    AA          St. Luke's Home, Residential Health,
                             FHA-Insured, 6.375% due 8/1/35                                3,108,750
  2,450,000    AAA         St. Vincent's Hospital & Medical Center,
                             FHA-Insured, 7.400% due 8/1/30                                2,539,474
  2,000,000    AAA         Victory Memorial Hospital, MBIA-Insured,
                             5.375% due 8/1/25                                             1,885,000
                         New York State Medical Care Facility Finance
                             Agency Revenue:
  1,380,000    A-            8.875% due 8/15/07                                            1,384,844
    465,000    A-            7.700% due 2/15/18                                              469,483
    370,000    A             7.750% due 2/15/20                                              377,215
                             Hospital & Nursing Home Insured Mortgage,
                               FHA-Insured:
    990,000    AA                Series B, 7.000% due 8/15/32                              1,038,262
  2,385,000    AA                Series C, 6.650% due 8/15/32                              2,477,419
     90,000    A             MBIA-Insured, 7.750% due 2/15/20                                 91,967
                             Series A:
  2,830,000    AA              7.450% due 8/15/31                                          2,960,378

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)              September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO


   FACE
  AMOUNT          RATING(a)                    SECURITY                                  VALUE
===================================================================================================
Hospitals -- 9.6% (continued)
$ 2,500,000       B         Central Suffolk Hospital Mortgage Project,
                              6.125% due 11/1/16                                     $   2,221,875
    955,000       Aa1*      Health Center Projects, Secured Mortgage
                              Program SONYMA-Insured,
                              6.375% due 11/15/19                                        1,002,750
                            Series B:
  1,860,000       AAA         Long Term Healthcare, FSA-Insured,
                              6.450% due 11/1/14                                         1,929,750
  3,500,000       AA        Mortgage Project, FHA-Insured,
                              6.100% due 2/15/15                                         3,583,125
                            Series F, Mental Health Services Facilities
                              Improvement:
    710,000       A             6.500% due 8/15/12                                         743,725
    730,000       A             6.500% due 2/15/19                                         757,375
---------------------------------------------------------------------------------------------------
                                                                                        62,356,829
---------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 5.5%
  6,470,000       BBB       Commonwealth of Puerto Rico, Urban Renewal &
                              Housing Corp. Revenue Bonds, 7.875% due 10/1/04            6,557,863
                            New York City HDC:
  1,470,561       NR          Cadman Project, 6.500% due 11/15/18                        1,404,386
    931,991       NR          Heywood Towers Project, 6.500% due 10/15/17                  897,041
  1,188,101       NR          Kelly Project, 6.500% due 2/15/18                          1,140,577
    505,472       AAA         Pass Through Certificates, Series A,
                                AMBAC/FHA-Insured, 6.500% due 12/20/01                     531,378
  1,521,415       NR          Riverbend Project, 6.500% due 11/15/18                     1,598,109
                              Series A, FHA-Insured:
  5,000,000       AAA           7.350% due 6/1/19                                        5,141,800
  4,000,000       AAA           6.600% due 4/1/30                                        4,130,000
                            New York State Housing Finance Agency Revenue:
                              Secured Mortgage Program, SONYMA-Insured: Series A:
    500,000       Aa1*          7.000% due 8/15/12 (d)                                     522,500
  2,000,000       Aa1*          6.200% due 8/15/15 (d)                                   2,082,500
    500,000       Aa1*          7.050% due 8/15/24 (d)                                     520,000
  6,870,000       Aa1*        Series B, 6.250% due 8/15/29 (d)                           7,067,513
  1,750,000       Aa1*        Series C, 6.600% due 8/15/27                               1,824,375
  1,500,000       AAA         Series C, FHA-Insured, 6.500% due 8/15/24                  1,550,625
    905,000       A1*       Rensselaer Housing Authority, Rensselaer Elderly
                              Apartments, Series A, 7.750% due 1/1/11                      964,956
---------------------------------------------------------------------------------------------------
                                                                                        35,933,623
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      21

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)              September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO


   FACE
  AMOUNT       RATING(a)             SECURITY                                    VALUE
===========================================================================================
Housing: Single-Family -- 5.0%
                     New York State Mortgage Agency Revenue,
                       Homeowner Mortgage:
 $2,625,000    Aa1*      Series 37-A, 6.375% due 10/1/14                   $   2,752,969
  1,000,000    Aa1*      Series 41-A, 6.450% due 10/1/14                       1,051,250
  4,000,000    Aa1*      Series 42, FHA-Insured, 6.650% due 4/1/26 (d)         4,130,000
  9,030,000    Aa1*      Series 46, 6.650% due 10/1/25 (d)                     9,346,050
  4,380,000    Aa1*      Series 65, 5.850% due 10/1/28 (d)                     4,297,875
  4,990,000    Aa1*      Series 67, 5.800% due 10/1/28 (d)                     4,877,725
  6,000,000    Aa1*      Series 71, 5.350% due 10/1/18 (d)                     5,797,500
-------------------------------------------------------------------------------------------
                                                                              32,253,369
-------------------------------------------------------------------------------------------
Industrial Development -- 4.3%
  2,250,000    BBB+      Essex County IDA Revenue, Solid Waste,
                           (International Paper Co. Project),
                           Series A, 6.150% due 4/1/21 (d)                     2,205,000
    500,000    A+        Monroe County IDA Revenue, Public Improvement,
                           Canal Ponds Park, Series A, 7.000% due 6/15/13        523,750
                         New York City IDA:
  1,710,000    AAA       Civic Facilities Revenue, Lighthouse
                           International Project, MBIA-Insured,
                           4.500% due 7/1/23                                   1,423,575
    900,000    Aa2*      Prime Laboratories Inc., LOC-ABN AMRO Bank,
                           Series C, 7.700% Mandatory Tender 11/1/00             901,980
                         Onondaga County IDA:
    750,000    AA-         Civic Facilities Revenue, (Syracuse Home
                             Association Project), LOC-HSBC Bank USA,
                             5.200% due 12/1/18                                  690,938
  8,000,000    AAA         Sewer Facilities Revenue, (Bristol-Myers
                             Squibb Co. Project), 5.750% due 3/1/24 (d)        7,970,000
  1,000,000    AAA         Otsego County, Civic Facilities Revenue,
                             Aurelia Osborn Fox Memorial Hospital,
                             Series A, FSA-Insured, 4.500% due 10/1/19           856,250
  8,000,000    BBB-        Port Authority of New York & New Jersey,
                             (Delta Airlines Inc. Project), Series 1R,
                             6.950% due 6/1/08                                 8,350,000
  1,410,000    A+          Rensselaer County IDA, Albany International
                             Corp., 7.550% due 6/1/07 (d)                      1,556,288
  1,250,000    AAA         Syracuse IDA Revenue, James Square Association,
                             FHA-Insured, 7.000% due 8/1/25                    1,288,388
  1,945,000    B2*         Warren & Washington Counties IDA,
                             Resource Recovery Revenue Bonds,
                             Series A, 7.900% due 12/15/07                     1,957,156
-------------------------------------------------------------------------------------------
                                                                              27,723,325
-------------------------------------------------------------------------------------------
Life Care Systems -- 3.1%
                           New York State Dormitory Authority Revenue Bonds:
  1,100,000    Aa3*          Chapel Oaks Inc., LOC-Allied Irish Bank PLC,
                               5.375% due 7/1/17                               1,035,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)              September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO


   FACE
  AMOUNT       RATING(a)                      SECURITY                             VALUE
================================================================================================
Life Care Systems -- 3.1%  (continued)
                           FHA-Insured:
  $1,230,000   AAA           Crouse Community Center, 7.500% due 8/1/29          $    1,253,481
                             Genessee Valley:
  1,000,000    AA              Series A, 6.900% due 2/1/32                            1,033,750
    685,000    AA              Series B, 6.850% due 8/1/16                              711,544
  3,815,000    AA            Hebrew Nursing Home, 6.125% due 2/1/37                   3,857,919
  1,275,000    AAA           Heritage House Nursing Center, 7.000%
                               due 8/1/31                                             1,314,155
  1,945,000    AAA           Jewish Geriatric Center, 7.150% due 8/1/14               2,100,600
  1,500,000    AAA           Menorah Campus, Nursing Home, 6.100%
                               due 2/1/37                                             1,515,000
  1,600,000    AA            Niagara Frontier Home, Mortgage Revenue,
                               6.200% due 2/1/15                                      1,666,000
  3,350,000    AA            Wesley Garden, Nursing Home, 6.125%
                               due 8/1/35                                             3,370,937
  2,160,000    A           Oneida Health Care Corp. Mortgage Revenue,
                             Series A,  FHA-Insured, 7.200% due 8/1/31                2,211,300
------------------------------------------------------------------------------------------------
                                                                                     20,070,061
------------------------------------------------------------------------------------------------
Miscellaneous -- 3.2%
  4,250,000    AA          New York City Transitional Finance Authority Revenue,
                             Future Tax Secured, Series B, 4.750% due 11/1/19         3,750,625
  1,655,000    AAA         New York City Trust Cultural Resource
                             Revenue, American Museum of Natural History,
                             Series A, 5.250% due 7/1/17                              1,605,350
                           New York State Dormitory Authority Lease Revenue:
                             Court Facilities, City of New York Issue:
  5,000,000    A               6.000% due 5/15/39                                     5,112,500
  3,000,000    AAA             AMBAC-Insured, 5.750% due 5/15/30                      3,026,250
    835,000    AAA           Office Facilities - Audit & Control,
                               4.875% due 4/1/16                                        772,375
  6,600,000    AAA         New York State Urban Development Corp. Revenue,
                             Correctional Facilities Service
                             Contract,  Series C, 6.000% due 1/1/29                   6,806,250
------------------------------------------------------------------------------------------------
                                                                                     21,073,350
------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 0.9%
    300,000    Aa2*        New York State Energy, Research &
                             Development Authority, (Niagara Mohawk
                             Power Co. Project), Series A, LOC-Toronto
                             Dominion Bank, 5.000% due 12/1/26 (c)                      300,000
                           New York State Environmental Facilities Corp.,
                             State Water Revolving Fund, Series A:
    805,000    AAA             7.250% due 6/15/10                                       837,039
  1,950,000    AAA             7.500% due 6/15/12                                     1,995,045


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      23

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)              September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO

   FACE
  AMOUNT       RATING(a)                          SECURITY                               VALUE
===================================================================================================
Pollution Control Revenue -- 0.9% (continued)
$ 1,000,000    AAA         North Country Development Authority, Solid Waste
                             Management System Revenue Refunding,
                             FSA-Insured, 6.000% due 5/15/15                       $     1,076,250
  1,710,000    A3*         Puerto Rico Industrial, Medical &
                             Environmental Facilities, Finance Authority
                             Revenue, American Airlines Inc.,
                             Series A, 6.450% due 12/1/25                                1,748,475
---------------------------------------------------------------------------------------------------
                                                                                         5,956,809
---------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 15.1%
     35,000    NR          Battery Park City Authority Housing
                             Revenue, FHA-Insured, (Call 6/1/05 @ 100),
                             8.625% due 6/1/23                                              40,819
  1,000,000    AAA         Buffalo Municipal Water Finance Authority,
                             Water Systems Revenue, FGIC-Insured, (Call
                             7/1/06 @ 102), 6.100% due 7/1/26                            1,091,250
  2,150,000    AAA         Monroe County Water Authority Revenue,
                             AMBAC-Insured, (Call 8/1/04 @ 101), 7.000% due 8/1/19       2,356,937
                           New York City GO:
     85,000    AAA           Series A, (Call 8/15/01 @ 101.5), 7.750% due 8/15/16           88,720
  4,000,000    AAA           Series B1, MBIA-Insured, (Call 8/15/04 @ 101),
                               6.950% due 8/15/12                                        4,380,000
  2,375,000    A             Series H, (Call 2/1/02 @ 101.5),
                               7.000% due 2/1/21                                         2,487,812
  1,000,000    NR          New York City IDA, Civic Facilities Revenue,
                             The Lighthouse Project, LOC-Chase Manhattan
                             Bank, (Call 7/1/02 @ 102), 6.375% due 7/1/10                1,051,250
  3,270,000    AAA         New York City Municipal Water Finance
                             Authority, Water & Sewer System Revenue,
                             Series A, FSA-Insured, (Call 6/15/01 @ 101),
                             7.000% due 6/15/15                                          3,356,884
                            New York State Dormitory Authority Revenue:
  5,000,000    Baa1*          Department of Education, State of
                              New York Issue, (Call 7/1/01 @ 102),
                              7.750% due 7/1/21                                          5,221,000
  2,450,000     AA-         Iroquois Nursing Home, FHA-Insured,
                              (Call 2/1/01 @ 102), 7.050% due 2/1/31                     2,519,506
                            New York State Energy, Research & Development
                              Authority, Electric Facilities Revenue:
  2,935,000     A-            Series A, (Call 6/15/02 @ 102), 7.150% due 12/1/20 (d)     3,107,431
  2,190,000     A-            Series B, (Call 6/15/02 @ 102), 7.150% due 12/1/22 (d)     2,318,662
                            New York State Medical Care Facilities Finance
                              Agency Revenue:
  6,950,000     AA          Hospital & Nursing Home, FHA-Insured,
                              Series A, (Call 2/15/04 @ 102), 6.200% due 2/15/21         7,375,687

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)              September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO


    FACE
   AMOUNT       RATING(a)                   SECURITY                                   VALUE
=================================================================================================
Pre-Refunded (e) -- 15.1% (continued)
                          Mental Health Improvement, Series F,
                            (Call 8/15/02 @ 102):
 $4,010,000     A             6.500% due 8/15/12                                   $   4,230,550
  3,885,000     A             6.500% due 2/15/19                                       4,093,819
                          Series A:
  3,000,000     AAA         Beth Israel Medical Center, MBIA-Insured,
                              (Call 11/1/00 @ 102), 7.500% due 11/1/10                 3,066,780
  4,000,000     AAA         Brookdale Hospital Medical Center,
                              (Call 2/15/05 @ 102), 6.800% due 8/15/12                 4,425,000
  1,110,000     AA          FHA-Insured, (Call 8/15/01 @ 102),
                              7.450% due 8/15/31                                       1,161,138
  6,800,000     AA          Methodist Hospital, FHA-Insured,
                              (Call 8/15/02 @ 102), 6.700% due 8/15/23                 7,199,500
  4,000,000     AA          Mortgage Project, FHA-Insured,
                              (Call 8/15/04 @ 102),  6.375% due 8/15/24                4,335,000
  4,700,000     AAA         New York Downtown Hospital,
                              (Call 2/15/05 @ 102),
                                6.800% due 2/15/20                                     5,199,375
                            New York Hospital, AMBAC/FHA-Insured,
                              (Call 2/15/05 @ 102):
  8,500,000     AAA             6.800% due 8/15/24                                     9,403,125
  7,600,000     AAA             6.500% due 8/15/29                                     8,312,500
  2,500,000     AAA             6.900% due 8/15/34                                     2,775,000
  5,000,000     AAA         Secured Hospital Revenue Bonds 1991,
                              (Call 8/15/01 @ 102), 7.400% due 8/15/21                 5,228,250
  1,500,000     AAA       New York State Municipal Bond Bank Agency,
                            Special Revenue Program, City of Rochester,
                            Series A, (Call 9/15/01 @ 102), 6.750% due 3/15/11         1,563,240
  1,000,000     A1*       Orangetown Housing Authority, Housing
                            Facility Revenue, Orangetown Senior
                            Housing Center, (Call 10/1/00 @ 102),
                            7.600% due 4/1/30                                          1,020,000
    685,000     A         Valley Health Development Corp., Mortgage
                            Revenue Bonds, Mortgage Loan, FHA-Insured,
                            (Call 2/1/01 @ 110), 11.300% due 2/1/23                      764,323
-------------------------------------------------------------------------------------------------
                                                                                      98,173,558
-------------------------------------------------------------------------------------------------
Public Facilities -- 1.8%
  1,000,000     A         Albany Parking Authority Revenue Refunding,
                            (Green & Hudson Street Garage Project),
                            Series A, 7.150% due 9/15/16                               1,030,890
 10,000,000     AA        New York City Transitional Finance
                            Authority Revenue, Future Tax Secured,
                            Series C, 5.500% due 11/1/29                               9,662,500
    915,000     A         New York State COP, (Hanson Redevelopment
                            Project), 8.375% due 5/1/08                                1,044,244
-------------------------------------------------------------------------------------------------
                                                                                      11,737,634
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      25

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)              September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO

   FACE
  AMOUNT          RATING(a)                  SECURITY                               VALUE
===============================================================================================
Transportation -- 14.1%
                          Metropolitan Transportation Authority:
$ 2,290,000       AAA       Dedicated Tax Fund, Series A, FSA-Insured,
                              5.125% due 4/1/19                                 $    2,141,150
                            Transit Facilities Revenue:
                              Series A:
  5,000,000       BBB+          6.000% due 7/1/19                                    5,137,500
 10,000,000       AAA             MBIA-Insured, 5.625% due 7/1/25                    9,937,500
  5,000,000       AAA         Series B, FGIC-Insured, 4.750% due 7/1/26              4,287,500
  5,000,000       A           Series N, 7.125% due 7/1/09                            5,300,000
  2,595,000       AAA       Triborough Bridge COP, AMBAC-Insured,
                              5.875% due 1/1/30                                      2,640,412
  4,230,000       AAA     New York State Highway Authority,
                            Emergency Services, Construction &
                            Reconstruction, Series A, FSA-Insured,
                              6.600% due 3/1/01                                      4,270,523
                          New York State Thruway Authority:
  5,000,000       AA-       General Revenue GO, Series E,
                              5.000% due 1/1/25                                      4,450,000
  4,000,000       AAA       Highway & Bridge Toll Revenue Fund,
                            Series B-1, FGIC-Insured, 5.500%
                              due 4/1/18                                             3,965,000
 15,000,000       AAA       Local Highway & Bridge Authority,
                            Series B, FGIC-Insured, 5.000%
                              due 4/1/19                                            13,818,750
  1,000,000       AAA       Niagara Falls Bridge Commission, Toll
                            Revenue, Series B, FGIC-Insured, 5.250%
                              due 10/1/15                                            1,001,250
 12,000,000       NR        Port Authority of New York & New Jersey,
                            Special Project, 5th Installment, 6.750%
                              due 10/1/19 (d)                                       12,300,000
                            Triborough Bridge & Tunnel Authority:
  1,500,000       A           Convention Center Project, Series E,
                                7.250% due 1/1/10                                    1,681,875
                              General Purpose Revenue Bonds GO, Series B:
  4,200,000       Aa3*          5.375% due 1/1/19                                    4,095,000
 10,125,000       Aa3*          5.500% due 1/1/30                                    9,783,281
  8,100,000       AAA         Special Obligation, Series A, MBIA-Insured,
                                4.750% due 1/1/24                                    6,996,375
-----------------------------------------------------------------------------------------------
                                                                                    91,806,116
-----------------------------------------------------------------------------------------------
Utilities -- 4.6%
 10,000,000       AAA       Long Island Power Authority, Electric
                              Facilities Revenue, Series A, MBIA-Insured,
                              5.250% due 12/1/26                                     9,350,000
                            New York State Energy, Research & Development
                              Authority:
                              Electric Facilities Revenue:
  1,065,000       A-            Series A, 7.150% due 12/1/20 (d)                     1,104,938
    810,000       A2*           Series B, 7.150% due 2/1/22 (d)                        840,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)              September 30, 2000
--------------------------------------------------------------------------------
                              NEW YORK PORTFOLIO

   FACE
  AMOUNT           RATING(a)                         SECURITY                         VALUE
===============================================================================================
Utilities -- 4.6% (continued)
                            Gas Facilities Revenue:
 $3,000,000        A1*        Brooklyn Union Gas Co. Project, Regular
                                RIBS, Series B, 6.952% due 7/1/26 (d)(f)          $  3,472,500
  5,750,000        A+       Consolidated Edison Co., Inc. Project,
                              Series A, 7.125% due 12/1/29 (d)                       6,245,938
  1,500,000        Baa2*    Corning National Gas Corp., Series A,
                              8.250% due 12/1/18 (d)                                 1,537,635
  7,500,000       AAA       Puerto Rico Electric Power Authority,
                              Power Revenue, Series HH, FSA-Insured,
                              5.250% due 7/1/29                                      7,153,125
-----------------------------------------------------------------------------------------------
                                                                                    29,704,511
-----------------------------------------------------------------------------------------------
Water & Sewer -- 7.1%
                            New York City Municipal Water Finance Authority,
                              Water & Sewer Systems Revenue Bonds:
 25,050,000       AAA           Series A, 4.750% due 6/15/31                        21,135,938
                                Series B:
  2,750,000       AAA             5.000% due 6/15/29                                 2,461,250
  5,205,000       AAA             5.125% due 6/15/30                                 4,743,056
  2,555,000       AA              6.000% due 6/15/33                                 2,625,262
  2,375,000       AAA           Series D, MBIA-Insured, 5.000% due 6/15/15           2,259,218
                            New York State Environmental Facilities Corp.,
                              Clean Water & Drinking Revolving Funds:
                                Series B:
  1,260,000       AAA             5.250% due 4/15/17                                 1,228,500
  2,490,000       AAA             5.250% due 10/15/17                                2,427,750
  1,740,000       AAA             5.250% due 4/15/18                                 1,683,450
  1,880,000       AAA             5.250% due 10/15/18                                1,818,900
  6,040,000       Aa1*          Series C, 5.000% due 6/15/16                         5,730,450
-----------------------------------------------------------------------------------------------
                                                                                    46,113,774
-----------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $636,302,145**)                              $649,807,784
===============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Bond is escrowed to maturity by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Bond is escrowed by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f) Residual interest bond - coupon varies inversely with level of short-term tax-exempt interest rates.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 28 through 30 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      27

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB
and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa   --   Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  --   Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   --   Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    --   Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

NR   --   Indicates the bond is not rated by Standard & Poor's or Moody's.
--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------
SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1  --   Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

P-1  --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

VMIG 1   --   Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1    --   Moody's highest rating for short-term municipal obligations.
MIG 2    --   Moody's second highest rating for short-term municipal
              obligations.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------
ABAG     --   Association of Bay Area Governments
AIG      --   American International Guaranty
AMBAC    --   AMBAC Indemnity Corporation
AMT      --   Alternative Minimum Tax
BAN      --   Bond Anticipation Notes
BIG      --   Bond Investors Guaranty
BOCES    --   Board of Cooperative Education Services
CGIC     --   Capital Guaranty Insurance Company
COP      --   Certificate of Participation
CSD      --   Central School District
ETM      --   Escrowed to Maturity
FAIRS    --   Floating Adjustable Interest Rate Securities
FGIC     --   Financial Guaranty Insurance Company
FHA      --   Federal Housing Administration
FHLMC    --   Federal Home Loan Mortgage Corporation
FNMA     --   Federal National Mortgage Association
FRTC     --   Floating Rate Trust Certificates
FSA      --   Financial Security Assurance
GDB      --   Government Development Bank
GIC      --   Guaranteed Investment Contract
GNMA     --   Government National Mortgage Association
GO       --   General Obligation
HDC      --   Housing Development Corporation
HFA      --   Housing Finance Authority
IDA      --   Industrial Development Authority
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      29

--------------------------------------------------------------------------------
Security Descriptions (unaudited) (continued)
--------------------------------------------------------------------------------
IDB      --   Industrial Development Board
IDR      --   Industrial Development Revenue
Inflos   --   Inverse Floaters
IRB      --   Industrial Revenue Bonds
LOC      --   Letter of Credit
MBIA     --   Municipal Bond Investors Assurance Corporation
MVRICS   --   Municipal Variable Rate Inverse Coupon Security
PART     --   Partnership Structure
PCFA     --   Pollution Control Financing Authority
PCR      --   Pollution Control Revenue
RAN      --   Revenue Anticipation Notes
RIBS     --   Residual Interest Bonds
SAVRS    --   Select Auction Variable Rate Securities
SONYMA   --   State of New York Mortgage Association
SWAP     --   SWAP Structure
TAN      --   Tax Anticipation Notes
TECP     --   Tax Exempt Commercial Paper
TOB      --   Tender Option Bond Structure
TRAN     --   Tax and Revenue Anticipation Notes
UFSD     --   Union Free School District
VRDD     --   Variable Rate Demand Note
VRDO     --   Variable Rate Demand Obligation
VRWE     --   Variable Rate Wednesday Demand
--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)             September 30, 2000
--------------------------------------------------------------------------------
                                                  New York Money     New York
                                                 Market Portfolio    Portfolio
================================================================================
ASSETS:
   Investments, at value (Cost -- $1,671,916,552 and
     $636,302,145, respectively)                   $1,671,916,552  $649,807,784
   Cash                                                   152,968            --
   Interest receivable                                 13,768,545    10,443,842
   Receivable for Fund shares sold                             --       850,653
--------------------------------------------------------------------------------
   Total Assets                                     1,685,838,065   661,102,279
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                    16,113,300     4,946,622
   Dividends payable                                    3,527,757     2,763,871
   Management fees payable                                700,422       269,770
   Distribution fees payable                               60,568        49,412
   Deferred compensation payable                            8,190        17,822
   Payable to bank                                             --       137,086
   Payable for Fund shares purchased                           --        15,943
   Accrued expenses                                       172,914       100,867
--------------------------------------------------------------------------------
   Total Liabilities                                   20,583,151     8,301,393
--------------------------------------------------------------------------------
Total Net Assets                                   $1,665,254,914  $652,800,886
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest      $    1,665,346  $     50,780
   Capital paid in excess of par value              1,663,585,431   655,435,564
   Undistributed net investment income                      5,424       405,668
   Accumulated net realized loss
     from security transactions                            (1,287)  (16,596,765)
   Net unrealized appreciation of investments                  --    13,505,639
--------------------------------------------------------------------------------
Total Net Assets                                   $1,665,254,914  $652,800,886
================================================================================
Shares Outstanding:
   Class A                                          1,665,346,437    37,524,715
--------------------------------------------------------------------------------
   Class B                                                     --    11,752,511
--------------------------------------------------------------------------------
   Class L                                                     --     1,502,399
--------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                           $1.00        $12.86
--------------------------------------------------------------------------------
   Class B *                                                   --        $12.85
--------------------------------------------------------------------------------
   Class L **                                                  --        $12.84
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value)     --        $13.40
--------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value)     --        $12.97
================================================================================
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      31

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 2000

                                                   New York Money    New York
                                                  Market Portfolio   Portfolio
================================================================================
INVESTMENT INCOME:
   Interest                                         $  33,802,478  $ 19,339,487
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 4)                             4,066,531     1,614,939
   Distribution fees (Note 4)                             813,306       913,267
   Shareholder and system servicing fees                  283,437       102,349
   Registration fees                                       77,697        13,255
   Shareholder communications                              26,260        16,294
   Audit and legal                                         12,619        16,048
   Trustees' fees                                           3,496         1,896
   Custody                                                    450         8,337
   Pricing service fees                                        --        14,335
   Other                                                   29,440         4,993
--------------------------------------------------------------------------------
   Total Expenses                                       5,313,236     2,705,713
--------------------------------------------------------------------------------
Net Investment Income                                  28,489,242    16,633,774
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
   Realized Gain (Loss) From Security Transactions
   (excluding short-term securities*):
     Proceeds from sales                            2,236,704,905    44,802,592
     Cost of securities sold                        2,236,678,480    46,022,084
--------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                26,425    (1,219,492)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                       --     8,826,113
     End of period                                             --    13,505,639
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                     --     4,679,526
--------------------------------------------------------------------------------
Net Gain on Investments                                    26,425     3,460,034
--------------------------------------------------------------------------------
Increase in Net Assets From Operations              $  28,515,667   $20,093,808
================================================================================
* Represents net realized gains only from the sale of short-term securities for the New York Money Market Portfolio.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
32                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 2000 (unaudited) and the Year Ended March 31, 2000

New York Money Market Portfolio                   September 30       March 31
================================================================================
OPERATIONS:
   Net investment income                       $    28,489,242  $    39,028,944
   Net realized gain (loss)                             26,425          (29,286)
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations           28,515,667       38,999,658
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
   Net investment income                           (28,483,818)     (39,028,944)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                 (28,483,818)     (39,028,944)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares              3,698,525,789    5,872,896,953
   Net asset value of shares issued
     for reinvestment of dividends                  26,683,921       37,246,509
   Cost of shares reacquired                    (3,632,575,326)  (5,717,261,587)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                        92,634,384      192,881,875
--------------------------------------------------------------------------------
Increase in Net Assets                              92,666,233      192,852,589
NET ASSETS:
   Beginning of period                           1,572,588,681    1,379,736,092
--------------------------------------------------------------------------------
   End of period*                              $ 1,665,254,914  $ 1,572,588,681
================================================================================
* Includes undistributed investment income of:          $5,424               --
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      33

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 2000 (unaudited) and the Year Ended March 31, 2000

New York Portfolio                                   September 30     March 31
================================================================================
OPERATIONS:
   Net investment income                             $ 16,633,774  $ 35,678,855
   Net realized loss                                   (1,219,492)  (15,214,643)
   Increase (decrease) in net unrealized appreciation   4,679,526   (35,570,417)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations   20,093,808   (15,106,205)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
================================================================================
   Net investment income                              (16,544,044)  (35,355,510)
   Net realized gains                                          --      (394,886)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                    (16,544,044)  (35,750,396)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                    45,831,063    79,456,295
   Net asset value of shares issued
     for reinvestment of dividends                      7,966,349    21,054,255
   Cost of shares reacquired                          (60,343,280) (159,480,306)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                           (6,545,868)  (58,969,756)
--------------------------------------------------------------------------------
Decrease in Net Assets                                 (2,996,104) (109,826,357)
NET ASSETS:
   Beginning of period                                655,796,990   765,623,347
--------------------------------------------------------------------------------
   End of period*                                    $652,800,886  $655,796,990
================================================================================
* Includes undistributed investment income of:           $405,668      $315,938
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
34                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
1.  Significant Accounting Policies

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National, Massachusetts Money Market and California Money Market Portfolios. The New York Portfolio is an open-end non-diversified investment portfolio of this Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) with respect to the New York Portfolio, securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; the New York Money Market Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 2000, reclassifications were made to the New York Money Market Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the New York Money Market Portfolio a portion of accumulated net realized loss amounting to $95,660 was reclassified to paid-in capital. Net investment income,

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      35

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Portfolio Concentration

Since the Portfolios invest primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

3.   Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.   Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolios. The New York Money Market Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays SSBC a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2000, the Portfolios paid transfer agent fees of $290,122 to CFTC.

--------------------------------------------------------------------------------
36                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subisdiary of SSBH, became the Portfolios' distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

For the New York Portfolio, there are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2000, SSB and CFBDS received sales charges of approximately $463,000 and $37,000 on sales of the New York Portfolio's Class A and L shares, respectively. In addition, for the six months ended September 30, 2000, CDSCs paid to SSB were approximately:

                                             Class A      Class B     Class L
================================================================================
New York Portfolio                            $1,000      $35,000      $2,000
================================================================================

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended September 30, 2000, total Distribution Plan fees incurred were:

Portfolio                                    Class A      Class B     Class L
================================================================================
New York Money Market                       $813,306           --          --
--------------------------------------------------------------------------------
New York                                     357,198     $492,990     $63,079
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      37

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5.   Investments

During the six months ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                   New York Money      New York
                                                 Market Portfolio     Portfolio
================================================================================
Purchases                                                     --    $40,306,135
--------------------------------------------------------------------------------
Sales                                                         --     44,802,592
================================================================================


At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                   New York Money      New York
                                                 Market Portfolio     Portfolio
================================================================================
Gross unrealized appreciation                                 --    $22,943,927
Gross unrealized depreciation                                 --     (9,438,288)
--------------------------------------------------------------------------------
Net unrealized appreciation                                   --    $13,505,639
================================================================================

6.   Futures Contracts

The New York Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2000, the Portfolio had no open futures contracts.

--------------------------------------------------------------------------------
38                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7.   Capital Loss Carryforward

At March 31, 2000, the New York Money Market Portfolio and the New York Portfolio had, for Federal income tax purposes, approximately $29,300 and $9,400,000, respectively, of unused capital loss carryforwards available to offset future capital gains expiring March 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

8.   Shares of Beneficial Interest

At September 30, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2000, total paid-in capital amounted to the following for each Portfolio and their respective classes:

Portfolio                                  Class A       Class B      Class L
================================================================================
New York Money Market                 $1,665,250,777           --           --
--------------------------------------------------------------------------------
New York                                 471,753,213  $163,370,179  $20,362,952
================================================================================

Transactions in shares of each class were as follows:

                                          Six Months Ended                      Year Ended
                                         September 30, 2000                   March 31, 2000
New York                         ---------------------------------   --------------------------------
Money Market Portfolio                Shares            Amount            Shares            Amount
=====================================================================================================
Class A
Shares sold                       3,698,525,789    $3,698,525,789    5,872,896,953    $5,872,896,953
Shares issued on reinvestment        26,683,921        26,683,921       37,246,509        37,246,509
Shares reacquired                (3,632,575,326)   (3,632,575,326)  (5,717,261,587)   (5,717,261,587)
-----------------------------------------------------------------------------------------------------
Net Increase                         92,634,384    $   92,634,384      192,881,875    $  192,881,875
=====================================================================================================

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      39

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Six Months Ended                      Year Ended
                                         September 30, 2000                   March 31, 2000
                                   ----------------------------      ----------------------------
New York Portfolio                    Shares          Amount            Shares          Amount
=================================================================================================
Class A
Shares sold                         2,929,487    $  37,407,788        4,382,172    $  56,724,394
Shares issued on reinvestment         475,432        6,047,380        1,227,851       15,835,149
Shares reacquired                  (3,575,376)     (45,482,986)      (8,506,358)    (109,374,730)
-------------------------------------------------------------------------------------------------
Net Decrease                         (170,457)   $ (2,027,818)       (2,896,335)   $ (36,815,187)
=================================================================================================
Class B
Shares sold                           458,435    $   5,856,460        1,310,330    $  16,759,165
Shares issued on reinvestment         132,675        1,686,744          355,205        4,648,373
Shares reacquired                  (1,069,178)     (13,599,572)      (3,441,442)     (44,277,729)
-------------------------------------------------------------------------------------------------
Net Decrease                         (478,068)   $  (6,056,368)      (1,775,907)   $ (22,870,191)
=================================================================================================
Class L
Shares sold                           201,592    $   2,566,815          457,526    $   5,972,736
Shares issued on reinvestment          18,285          232,225           44,348          570,733
Shares reacquired                     (98,551)      (1,260,722)        (453,869)      (5,827,847)
-------------------------------------------------------------------------------------------------
Net Increase                          121,326    $   1,538,318           48,005    $     715,622
=================================================================================================

--------------------------------------------------------------------------------
40                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                                New York Money Market Portfolio
                                         --------------------------------------------------------------------
Class A Shares                       2000(1)          2000         1999         1998       1997        1996
=============================================================================================================
Net Asset Value,
   Beginning of Period              $   1.00      $   1.00     $   1.00    $    1.00   $   1.00    $   1.00
------------------------------------------------------------------------------------------------------------
Net investment income                  0.018         0.027        0.027        0.030      0.028       0.038
Dividends from net
   investment income                  (0.018)       (0.027)      (0.027)      (0.030)    (0.028)     (0.038)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $   1.00      $   1.00     $   1.00    $    1.00   $   1.00    $   1.00
------------------------------------------------------------------------------------------------------------
Total Return                            1.77%++       2.76%        2.72%        3.04%      2.85%       3.17%
------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)         $  1,665      $  1,573     $  1,380    $   1,161   $    937    $    882
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                          0.65%+        0.67%        0.65%        0.65%      0.67%       0.67%
   Net investment income                3.50+         2.73         2.65         2.99       2.80        3.11
============================================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      41

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                                 New York Portfolio
                                        ----------------------------------------------------------------------
Class A Shares                          2000(1)(2)     2000(2)     1999(2)       1998        1997        1996
==============================================================================================================
Net Asset Value,
   Beginning of Period                   $  12.78    $  13.69    $  13.91   $   13.16    $  13.19    $  12.83
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                     0.34        0.68        0.68        0.72        0.74        0.75
   Net realized and unrealized
     gain (loss)                             0.08       (0.91)       0.07        0.81       (0.03)       0.35
--------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                           0.42       (0.23)       0.75        1.53        0.71        1.10
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.34)      (0.67)      (0.70)      (0.73)      (0.74)      (0.74)
   Net realized gains                          --       (0.01)      (0.27)      (0.05)         --          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.34)      (0.68)      (0.97)      (0.78)      (0.74)      (0.74)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $  12.86    $  12.78    $  13.69   $   13.91    $  13.16    $  13.19
--------------------------------------------------------------------------------------------------------------
Total Return                                 3.31%++    (1.61)%      5.50%      11.83%       5.48%       8.71%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)     $    482    $    482    $    556   $     554    $    531    $    558
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                               0.70%+      0.71%       0.70%       0.71%       0.75%       0.72%
   Net investment income                     5.29+       5.20        4.94        5.28        5.58        5.84
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         6%         33%         60%         71%         53%         36%
==============================================================================================================


Class B Shares                          2000(1)(2)     2000(2)     1999(2)      1998        1997        1996
==============================================================================================================
Net Asset Value,
   Beginning of Period                   $  12.78    $  13.68    $  13.89   $   13.15    $  13.18    $  12.84
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                     0.30        0.61        0.61        0.65        0.67        0.67
   Net realized and unrealized
     gain (loss)                             0.07       (0.90)       0.07        0.80       (0.03)       0.35
--------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                           0.37       (0.29)       0.68        1.45        0.64        1.02
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.30)      (0.60)      (0.62)      (0.66)      (0.67)      (0.68)
   Net realized gains                          --       (0.01)      (0.27)      (0.05)         --          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.30)      (0.61)      (0.89)      (0.71)      (0.67)      (0.68)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $  12.85    $  12.78    $  13.68   $   13.89    $  13.15    $  13.18
--------------------------------------------------------------------------------------------------------------
Total Return                                 2.93%++    (2.09)%      5.02%      11.19%       4.96%       8.05%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)     $    151    $    156    $    192   $     195    $    185    $    181
Ratios to Average Net Assets:
   Expenses(4)                               1.22%+      1.23%       1.23%       1.23%       1.27%       1.25%
   Net investment income                     4.77+       4.67        4.42        4.76        5.06        5.45
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         6%         33%         60%         71%         53%         36%
==============================================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A shares.

(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class B shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
42                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                                      New York Portfolio
                                    -------------------------------------------------------------------------------------
Class L Shares                       2000(1)(2)        2000(2)     1999(2)(3)         1998           1997           1996
=========================================================================================================================
Net Asset Value,
   Beginning of Period              $    12.77     $    13.67     $    13.88     $    13.14     $    13.17     $   12.83
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                  0.29           0.60           0.60           0.64           0.66          0.66
   Net realized and unrealized
     gain (loss)                          0.08          (0.90)          0.07           0.80          (0.02)         0.36
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                        0.37          (0.30)          0.67           1.44           0.64          1.02
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.30)         (0.59)         (0.61)         (0.65)         (0.67)        (0.68)
   Net realized gains                       --          (0.01)         (0.27)         (0.05)            --            --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.30)         (0.60)         (0.88)         (0.70)         (0.67)        (0.68)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $    12.84     $    12.77     $    13.67     $    13.88     $    13.14     $   13.17
-------------------------------------------------------------------------------------------------------------------------
Total Return                              2.91%++       (2.14)%         4.95%         11.13%          4.91%         8.07%
-------------------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (000s)             $   19,287     $   17,633     $   18,221     $   10,611     $   10,055     $   8,931
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                            1.36%+         1.27%          1.27%          1.28%          1.32%         1.28%
   Net investment income                  4.63+          4.64           4.37           4.71           5.01          5.02
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      6%            33%            60%            71%            53%           36%
=========================================================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  On June 12, 1998, Class C shares were renamed Class L shares.

(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class L shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      43

                     [This page intentionally left blank]

                                                    [LOGO]

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President

Joseph Benevento
Vice President

Irving P. David
Controller -- New York
Money Market Portfolio

Paul A. Brook
Controller -- New York Portfolio

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
Salomon Smith Barney Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- New York Money Market and New York Portfolios, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calender quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0807 11/00

                                 SMITH BARNEY
                                  MUNI FUNDS
                                 MASSACHUSETTS
                            MONEY MARKET PORTFOLIO
                    SEMI-ANNUAL REPORT | SEPTEMBER 30, 2000

                              [LOGO]SMITH BARNEY
                                 MUTUAL FUNDS
                YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.-SM-

            NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE

A MESSAGE FROM THE CHAIRMAN

[PHOTO] HEATH B. MCLENDON CHAIRMAN

For years, individuals and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insights and advice. For some, the solution has been an investment strategy, incorporating multiple stock, bond and money market mutual funds. Others have invested with specific portfolio managers who are recognized for their insights and record. Since the introduction of the first money fund in 1972, the explosive growth of money funds has gone hand in hand with the growth of the entire mutual fund industry. Over the last 28 years, millions of investors worldwide have made money market funds a key part of their investment portfolios. While all investments involve some degree of risk, money market funds provide investors with an opportunity to earn current short-term interest rates with a higher degree of liquidity than most other types of mutual funds.

For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone here at SSB Citi. The Smith Barney Muni Funds--Massachusetts Money Market Portfolio ("Portfolio") seeks to provide tax-exempt income(1) from both federal income taxes and Massachusetts personal income taxes by seeking to invest in a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal. Portfolio managers, Joseph P. Deane and Joseph Benevento, use a system of fundamental credit analysis to build the Portfolio's holdings. They only select securities of issuers that they believe present minimal credit risk.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/  Heath B. McLendon

Heath B. McLendon
Chairman

OCTOBER 23, 2000


--------------
(1) PLEASE NOTE A PORTION OF THE INCOME FROM THE PORTFOLIO IS SUBJECT TO THE ALTERNATIVE MINIMUM TAX ("AMT").

-------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       1

SHAREHOLDER LETTER


[PHOTO] JOSEPH P. DEANE VICE PRESIDENT

[PHOTO] JOSEPH BENEVENTO VICE PRESIDENT


DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds--Massachusetts Money Market Portfolio ("Portfolio") for the period ended
 September 30, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Please note that your investment in the Portfolio is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

MASSACHUSETTS ECONOMIC HIGHLIGHTS(1)
Massachusetts' economy remains healthy, with continued growth of a more diverse, vibrant, and broadened economic base led by high-tech, health care, higher education and business service industries. The evolution of the state's economy has resulted in strong job growth in generally higher paying industries, greater mobility for skilled workers and an improved overall level of competitiveness.

Massachusetts has demonstrated strong fiscal discipline and management evidenced by nine consecutive annual operating surpluses through fiscal year 2000. Moreover, the state anticipates another operating surplus in fiscal 2001. In our opinion, the outlook for Massachusetts remains favorable. Going forward, we think the biggest challenges facing the state is balancing tax cuts and capital and debt plans while maintaining its strong financial position.


--------------
(1) SOURCES: FITCH IBCA, INC., DUFF & PHELPS, SECURITIES LLC.

-------------------------------------------------------------------------------
2                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

INVESTMENT STRATEGY AND PERFORMANCE UPDATE
As previously noted, the Portfolio seeks to provide investors with income exempt from federal income and Massachusetts state personal income taxes(2) by investing in high-quality, short-term Massachusetts municipal obligations selected for liquidity and stability of principal.

As of September 30, 2000, the Portfolio's seven-day current yield was 4.00%. The Portfolio's seven-day effective yield(3) -- which reflects compounding -- was 4.08%.

During the six months ended September 30, 2000, we increased the Portfolio's average maturity(4) target to a 65- to 70-day range. We have extended the Portfolio's average maturity by buying what we deem to be high-quality liquid municipal notes.

The Portfolio's increased average maturity during the period reflects:

     - A slowdown in economic activity over the near-term; and
     - Less supply of high-quality short-term municipal paper.

The record expansion of the U.S. economy has produced budget surpluses for many state and local governments, which has decreased the need for short-term cash flow financing.

ECONOMIC & MARKET OVERVIEW
Municipal bonds have been a very simple story throughout 2000. They started at relatively inexpensive valuations and then rallied. Stable interest rates and a robust economy with few excesses are painting a bullish picture for bonds in general, while declining new issue supply may be further bolstering the municipal bond market. In addition, a vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving some comfort to many investors regarding the credit worthiness of their securities.

From our point of view, recent months have been good for the municipal market. As the stock market endured its correction in March and April 2000, municipal bonds forged ahead slowly but relentlessly. In our view, the municipal markets are in a state of flux that may lead to greater opportunities. The federal government conducted a buy back of long-term government bonds early in 2000, which drove down yields.


--------------
(2) PLEASE NOTE A PORTION OF THE INCOME FROM THE PORTFOLIO MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX ("AMT").
(3) THE SEVEN-DAY EFFECTIVE YIELD IS CALCULATED SIMILARLY TO THE SEVEN-DAY YIELD BUT, WHEN ANNUALIZED, THE INCOME EARNED BY AN INVESTMENT IN THE PORTFOLIO OR THE CLASS IS ASSUMED TO BE REINVESTED. THE EFFECTIVE YIELD WILL BE SLIGHTLY HIGHER THAN THE YIELD BECAUSE OF THE COMPOUNDING EFFECT OF THE ASSUMED REINVESTMENT.
(4) AVERAGE MATURITY REFERS TO THE AVERAGE DATE ON WHICH THE PRINCIPAL IS REQUIRED TO BE PAID ON THE BOND.

-------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       3

On May 16, 2000, the Federal Reserve Board ("Fed") increased the federal funds rate ("fed funds rate")(5) by 50 basis points(6), however, the supply and demand imbalance in the short-term municipal market put pressures on both the municipal note and the Variable Rate Demand Obligation ("VRDO")(7) markets and at times, defied rising rates.

During the six months ended September 30, 2000, the Bond Buyer One-Year Municipal Note Index(8) increased by approximately 60 basis points to a high of 4.64% in early May of 2000. The market then looked to June, which is the fiscal year end for most state and local governments, however less issuance was announced for fiscal year 2001 and as a result the Bond Buyer One-Year Municipal
Note Index reacted by falling to a 4.20% by late September.

In the VRDO market, which represents the shorter end of the municipal money market yield curve, supply and demand imbalances have led to increased volatility during periods of cyclical cash flows. Over the normal course of the year, tax-exempt money funds tend to experience large cyclical cash flows. For example, during the month of April, yields for VRDOs in Massachusetts surged as tax-exempt money funds experienced large redemptions relating to income tax payments. During the month of July, when tax-exempt money funds experience large inflows from bond coupon collections and bond calls, yields quickly retreated to levels more expensive than their taxable equivalents.

Going forward, we believe there may be a greater amount of supply of short-term municipal securities in Massachusetts that become available from decade old municipal bond issuance. The older issuance are now eligible either by pre-refunding(9) or by maturing in 13 months or less.


--------------
(5) FED FUNDS RATE IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE OTHER BANKS THAT NEED OVERNIGHT LOANS. THE FED FUNDS RATE OFTEN POINTS TO THE DIRECTION OF U.S. INTEREST RATES.
(6) A BASIS POINT IS 0.01% OR ONE ONE-HUNDREDTH OF A PERCENT.
(7) VRDOS ARE DEMAND INSTRUMENTS THAT USUALLY HAVE AN INDICATED MATURITY OF MORE THAN ONE YEAR, BUT THEY CONTAIN A DEMAND FEATURE THAT ENABLES THE HOLDER TO REDEEM THE INVESTMENT ON NO MORE THAN 30 DAYS NOTICE. THESE INSTRUMENTS PROVIDE FOR AUTOMATIC ADJUSTMENT OF NEW RATES ON SET DATES AND ARE GENERALLY SUPPORTED BY LETTERS OF CREDIT ISSUED BY DOMESTIC OR FOREIGN BANKS.
(8) THE BOND BUYER ONE-YEAR MUNICIPAL NOTE INDEX IS COMPRISED OF TEN LARGE MUNICIPAL NOTE ISSUES RATED MIG 1 BY MOODY'S INVESTORS SERVICE, INC. OR SP+/SP-1 BY STANDARD & POOR'S RATINGS SERVICE, REPRESENTING A CROSS SECTION OF THE MUNICIPAL NOTE MARKET. PLEASE NOTE AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX

(9) PRE-REFUNDING OCCURS WHEN AN ISSUER REFINANCES DEBT THROUGH THE ISSUANCE OF A NEW BOND DEAL. THE PROCEEDS FROM THE NEW BOND SALE ARE PLACED IN AN ESCROW ACCOUNT AND ARE USED TO RETIRE THE DEBT TO THE EARLIEST CALL DATE.

-------------------------------------------------------------------------------
4                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

In closing, thank you for investing in the Smith Barney Muni Funds-- Massachusetts Money Market Portfolio. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Joseph P. Deane                      /s/ Joseph Benevento

Joseph P. Deane                          Joseph Benevento
Vice President                           Vice President


OCTOBER 23, 2000

-------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       5

SCHEDULE OF INVESTMENTS (UNAUDITED)                          SEPTEMBER 30, 2000

FACE
AMOUNT        RATING(a)                  SECURITY                                    VALUE
---------------------------------------------------------------------------------------------
$ 5,221,000    NR#        Barnstable  BAN 5.00%due 6/28/01                       $  5,243,502
 10,000,000    NR#        Bellingham BAN 4.75% due 3/27/01                         10,023,736
  2,000,000    A-1        Boston IDR (Boston Home Inc.) 5.60% VRDO                  2,000,000
                          Boston Water Sewer Series A:
    500,000    A-1+         4.50% due 11/1/00                                         500,118
    950,000    A-1+         5.20% VRDO                                                950,000
  2,205,000    NR#        Brookline 5.75% due 4/1/01                                2,220,874
                          Clipper Tax-Exempt Trust PART
                            AMBAC-Insured VRDO:
  6,469,000    VMIG 1*        Series 98-4 4.49%                                     6,469,000
  6,205,000    VMIG 1*        Series 98-8 5.62%                                     6,205,000
  3,753,034    MIG 1*     Cohasset 5.25% due 1/30/01                                3,760,182
  1,735,000    NR#        Falmouth 5.00% due 6/15/01                                1,738,477
  1,305,000    NR#        Foxbrough 5.00% due 6/1/01                                1,309,573
 10,000,000    SP-1+      Hopkinton BAN 4.75% due 12/21/00                         10,012,271
  5,000,000    MIG 1*     Lawrence BAN 5.25% due 2/8/01                             5,012,785
  5,000,000    A-1        Massachusetts Bay Transportation Authority
                            Series A (Pre-Refunded-- Escrowed in
                            U.S. government securities) 7.00% due 3/1/01            5,153,418
                          Massachusetts Development Finance Agency Revenue
                            VRDO:
  3,700,000    A-1            Cider Mill Farms Series 99 5.60% AMT                  3,700,000
  1,000,000    VMIG 1*        Dean College 5.45%                                    1,000,000
  7,800,000    A-1+           Draper Laboratory Issue 5.45%                         7,800,000
  3,620,000    NR++           Hatfield Inc. Project 5.50% AMT                       3,620,000
  2,000,000    A-1            Leaktite Corp. 5.60%                                  2,000,000
  2,000,000    A-1            Metalcrafters Series 99 5.60%                         2,000,000
 11,850,000    VMIG 1*        Notre Dame Health Care 5.45%                         11,850,000
  9,900,000    A-1            Riverwalk Senior Living 5.45%                         9,900,000
                          Massachusetts HEFA:
  2,720,000    A-1+         Berklee College of Music Series D MBIA-Insured
                              5.40% VRDO                                            2,720,000
  4,905,000    VMIG 1*    Berklee College Series 385 MBIA-Insured 5.62% VRDO        4,905,000
  5,410,000    VMIG 1*    Brigham & Women's Hospital 5.45% VRDO                     5,410,000
    100,000    VMIG 1*    Capital Asset Program Series E 5.50% VRDO                   100,000
  3,400,000    VMIG 1*    Corporate Independent Living Series 99
                            5.50% VRDO                                              3,400,000
  1,885,000    AAA        Fallon Health Systems FSA-Insured 6.75% due 6/1/01        1,950,722
  1,455,000    A-1        Hallmark Health Series B FSA-Insured 5.65% VRDO           1,455,000
                          Harvard University:
  5,000,000    A-1+          5.45% VRDO                                             5,000,000
  2,300,000    A-1+          5.50% VRDO                                             2,300,000
  1,000,000    AAA           6.10% due 12/1/01                                      1,002,881
  7,600,000    A-1+       Massachusetts University Series A 3.85% VRDO              7,600,000


                       SEE NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------
6                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)               SEPTEMBER 30, 2000

FACE
AMOUNT        RATING(a)                  SECURITY                                    VALUE
---------------------------------------------------------------------------------------------
$ 1,500,000    AAA          Newton Wellesley Hospital MBIA-Insured
                              7.00% due 7/1/01                                   $  1,557,393
  8,575,000    A-1+         Partners Healthcare System FSA-Insured
                              3.85% VRDO                                            8,575,000
  5,000,000    VMIG 1*      Simmons College Merlot Series D 5.45% VRDO              5,000,000
  1,960,000    A-1+         Williams College PART Series SGA 65 5.60% VRDO          1,960,000
                          Massachusetts HFA Series A VRDO:
    800,000    A-1+         5.30%                                                     800,000
  1,100,000    VMIG 1*      Multi-Family Housing Princeton 5.60%                    1,100,000
  4,850,000    A-1+       Massachusetts IDR (U.S. Tsubaki Project)
                            5.67% VRDO AMT                                          4,850,000
                          Massachusetts Industrial Finance Agency:
  1,580,000    A-1          420 Newburyport Turnpike Series 98
                              5.60% VRDO AMT                                        1,580,000
  4,750,000    A-1          Cape Cod (Escrowed in U.S. government securities)
                              8.50% due 11/15/00                                    4,868,075
    500,000    A-1+         Gordon College 5.40% VRDO                                 500,000
    900,000    NR#          Peterson American Corp. 5.75% VRDO AMT                    900,000
  2,900,000    VMIG 1*      Whitehead Institutional of Biomed 5.40% VRDO            2,900,000
                          Massachusetts Municipal Wholesale Electric Co.:
  5,000,000    A-1+         4.20% due 10/2/00                                       5,000,000
  3,000,000    A-1+         4.25% due 12/14/00                                      3,000,000
  2,100,000    A-1+         MBIA-Insured 5.50% VRDO                                 2,100,000
 10,000,000    MIG 1*     Massachusetts State BAN Series A 5.00% due 9/6/01        10,062,305
                          Massachusetts State GO Series A:
  3,320,000    AAA          Escrowed in U.S. government securities
                              7.50% due 12/1/00                                     3,403,114
    625,000    A-1          Lexington 4.75% due 2/15/00                               626,237
                            Lowell (Escrowed in U.S. government securities):
  2,500,000    A-1            7.62% due 2/15/01                                     2,604,840
  1,635,000    A-1            8.30% due 2/15/01                                     1,706,363
    300,000    A-1        Lynn Massachusetts 4.50% due 2/15/01                        300,320
  9,300,000    VMIG 1*    Massachusetts State Port Authority Merlot 5.50% VRDO      9,300,000
                          Massachusetts Water Resource Authority:
  4,000,000    VMIG 1*      4.10% due 12/8/00                                       4,000,000
  2,635,000    NR#          Abatement Floating Trust 182 5.52% VRDO                 2,635,000
  8,065,000    VMIG 1*      FSA-Insured 5.72% VRDO                                  8,065,000
  4,200,000    A-1+         Series B 5.50% VRDO                                     4,200,000
  6,600,000    A-1+         Series D 5.50% VRDO                                     6,600,000
  1,210,000    MIG 1*     Sandwich 5.50% due 8/15/01                                1,217,125
  5,444,000    MIG 1*     South Hadley BAN 4.25% due 8/10/01                        5,472,978
  6,600,000    NR#        Springfield BAN 4.75% DUE 1/12/01                         6,612,672
  5,500,000    MIG 1*     Sudbury BAN 4.75% due 12/29/00                            5,507,433


                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                        7

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               SEPTEMBER 30, 2000

FACE
AMOUNT        RATING(a)                  SECURITY                                    VALUE
---------------------------------------------------------------------------------------------

$10,000,000    MIG 1*     Whitman Hanson Regional School District
                            4.75% due 12/22/00                                   $ 10,010,400
  1,000,000    NR++       Worchester Series G MBIA-Insured
                            6.00% due 7/1/01                                        1,011,671
---------------------------------------------------------------------------------------------

                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $266,338,465**)                               $266,338,465
=============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. ("Moody's").
# Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees has determined that the security presents minimal credit risk.
++ Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 9 for definition of ratings and certain security descriptions.


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
8                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below.
AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.


SHORT-TERM SECURITIES RATINGS (UNAUDITED)

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO. MIG 1 -- Moody's highest rate for short-term municipal obligations.
NR     -- Indicates that the bond is not rated by either Standard & Poor's or
          Moody's.


SECURITY DESCRIPTIONS (UNAUDITED)

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
CSD        -- Central School District
EDA        -- Economic Development Authority
ETM        -- Escrowed To Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable InterestRate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HEFA       -- Heath & Educational Facilities Authority
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MFH        -- Multi-Family Housing
MUD        -- Municipal Utilities District
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PART       -- Partnership Structure
PCR        -- Pollution Control Revenue
RAN        -- Revenue Anticipation Notes
RAW        -- Revenue Anticipation Warrants
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SWAP       -- Swap Structure
TAN        -- Tax Anticipation Notes
TECP       -- Tax Exempt Commercial Paper
TOB        -- Tender Option Bond Structure
TRAN       -- Tax and Revenue Anticipation Notes
UFSD       -- Unified Free School District
UHSD       -- Unified High School District
USD        -- Unified School District
VA         -- Veterans Administration
VRDO       -- Variable Rate Demand Obligation
VRWE       -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                        9

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)             SEPTEMBER 30, 2000

ASSETS:
  Investments, at amortized cost                                  $266,338,465
  Cash                                                                  35,457
  Interest receivable                                                1,794,760
------------------------------------------------------------------------------
  TOTAL ASSETS                                                     268,168,682
------------------------------------------------------------------------------
LIABILITIES:
  Payables for securities purchased                                 10,010,400
  Dividends payable                                                    566,719
  Management fees payable                                              110,520
  Distribution fees payable                                              5,794
  Accrued expenses                                                      32,378
------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 10,725,811
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $257,442,871
==============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $    257,443
  Capital paid in excess of par value                              257,185,428
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $257,442,871
==============================================================================
SHARES OUTSTANDING                                                 257,442,871
------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE                                               $1.00
------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
10                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
  Interest                                                          $5,224,880
------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                                             618,839
  Distribution fees (Note 4)                                           123,758
  Shareholder and system servicing fees                                 24,866
  Registration fees                                                     19,472
  Audit and legal                                                        8,364
  Shareholder communications                                             6,150
  Custody                                                                4,551
  Trustees' fees                                                         2,952
  Other                                                                  5,691
------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       814,643
  Less: Management fee waiver (Note 4)                                  (9,988)
------------------------------------------------------------------------------
  NET EXPENSES                                                         804,655
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               $4,420,225
==============================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
AND THE PERIOD ENDED MARCH 31, 2000(a)

                                                  SEPTEMBER 30      MARCH 31
-------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                        $   4,420,225     $   2,778,747
------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS           4,420,225         2,778,747
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                           (4,420,225)       (2,778,747)
------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                 (4,420,225)       (2,778,747)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares               580,400,831       684,430,653
  Net asset value of shares issued for
    reinvestment of dividends                      4,187,715         2,338,475
  Cost of shares reacquired                     (586,740,064)     (427,174,739)
------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                       (2,151,518)      259,594,389
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 (2,151,518)      259,594,389

NET ASSETS:
  Beginning of period                            259,594,389                --
------------------------------------------------------------------------------
  END OF PERIOD                                $ 257,442,871     $ 259,594,389
==============================================================================

(a) For the period from September 14, 1999 (commencement of operations) to March 31, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
12                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

The Massachusetts Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  PORTFOLIO CONCENTRATION

Since the Portfolio invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.


--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       13

3.  EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly. For the six months ended September 30, 2000, SSBC waived a portion of their management fee amounting to $9,988.

Citi Fiduciary Trust Comany ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2000, the Portfolio paid transfer agent fees of $15,388 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as a members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of SSB.


--------------------------------------------------------------------------------
14                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

5.  SHARES OF BENEFICIAL INTEREST

At September 30, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Portfolio were as follows:

                                          SIX MONTHS ENDED       PERIOD ENDED
                                         SEPTEMBER 30, 2000     MARCH 31, 2000*
-------------------------------------------------------------------------------
CLASS A
Shares sold                                 580,400,831           684,430,653
Shares issued on reinvestment                 4,187,715             2,338,475
Shares reacquired                          (586,740,064)         (427,174,739)
-------------------------------------------------------------------------------
Net Increase (Decrease)                      (2,151,518)          259,594,389
-------------------------------------------------------------------------------

* For the period from September 14, 1999 (commencement of operations) to March 31, 2000.

-------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                      15

FINANCIAL HIGHLIGHTS

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, EXCEPT WHERE NOTED:

CLASS A SHARES                                                 2000(1)  2000(2)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $1.00    $1.00
-------------------------------------------------------------------------------
Net investment income(3)                                       0.018    0.016
Dividends from net investment income                          (0.018)  (0.016)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $1.00    $1.00
-------------------------------------------------------------------------------
TOTAL RETURN++                                                  1.81%    1.66%
-------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)                            $257     $260
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(3)(4)                                                0.65%    0.65%
  Net investment income                                         3.57     3.05
===============================================================================

(1) For the six months ended September 30, 2000 (unaudited).
(2) For the period from September 14, 1999 (commencement of operations) to March 31, 2000.
(3) The manager waived a portion of its fees for the six months ended
    September 30, 2000 and the period ended March 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                               Per Share Decreases       Expense Ratios
                            to Net Investment Income     Without Waiver+
                            ------------------------     ---------------
      2000(1)                         $0.000*                 0.66%
      2000(2)                          0.001                  0.76

(4) As a result of voluntary expense limitations, the expense ratio will not exceed 0.65%.
*   Amount represents less than $0.001 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
16                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

                                                            SALOMON SMITH BARNEY
                                                            --------------------
                                        A member of CITIGROUP [LOGO OF UMBRELLA]
TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, CHAIRMAN
Roderick C. Rasmussen
John P. Toolan

OFFICERS
Heath B. McLendon
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT AND TREASURER

Joseph Benevento
VICE PRESIDENT

Joseph P. Deane
VICE PRESIDENT

Irving P. David
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - Massachusetts Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SALOMON SMITH BARNEY IS A SERVICE MARK OF SALOMON SMITH BARNEY INC.

SMITH BARNEY MUNI FUNDS
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

                            SMITH BARNEY MUNI FUNDS
                               FLORIDA PORTFOLIO

           CLASSIC SERIES | SEMI-ANNUAL REPORT | SEPTEMBER 30, 2000


                        LOGO: Smith Barney Mutual Funds
                Your Serious Money. Professionally Managed.(SM)

            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

PHOTO OF: HEATH B. MCLENDON
Chairman

A MESSAGE FROM THE CHAIRMAN

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $395.5 billion in assets under management,1 we believe that SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

The Smith Barney Muni Funds - Florida Portfolio ("Portfolio") seeks as high a level of income exempt from federal income taxes(2) as is consistent with prudent investing. The Portfolio generally favors municipal securities that enable its shares to be exempt from the Florida intangibles tax. Experienced manager Peter Coffey and his team seek to create a built-in income stream for the long-term. Coffey and his team believe the municipal bonds appear to be attractively priced relative to underlying inflation rates in an environment of light supply and muted institutional demand.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

-----------
1 As of September 30, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

2 Please note a portion of the income from the Portfolio may be subject to the ALTERNATIVE MINIMUM TAX ("AMT").

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

Thank you for your confidence in our investment management approach.

Sincerely,

/S/ Heath B. McLendon
Heath B. McLendon
Chairman

October 12, 2000

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

PHOTO OF: PETER M. COFFEY

SHAREHOLDER LETTER

DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Smith Barney Muni Funds -- Florida Portfolio ("Portfolio") for the period ended September 30, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 11 through 19 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2000 and is subject to change. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE AND INVESTMENT STRATEGY
For the six months ended September 30, 2000, the Portfolio's Class A shares, without and with sales charges returned 4.06% and a negative 0.11%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")(1) returned 3.97% for the same period.

Because we think the bond markets are likely to remain volatile in the near term, we continue to favor a gradual approach into the market. We tend to favor longer and intermediate maturities, where most of the benefits of the steep positive slope of the municipal yield curve(2) can be obtained.

During the reporting period, average credit quality remained relatively high in the Portfolio. Although quality spreads during the period have widened due to earnings pressure, especially in hospital- and healthcare-related sectors, the difference in yield between the highest quality issues and medium grade issues, in our view, remained relatively modest. We think our proprietary research enables us to invest in select medium-term credits for which perceived market risk may be greater than our analysis otherwise indicates. Moreover, while no guarantees can be made, we think our strategy may have the potential to increase income over time.

-----------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.

2 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

During the past six months, we took advantage of rising interest rates to generate additional yield in-the Portfolio. We also looked to incorporate additional call protection(3) into the Portfolio by selling off some of our higher coupon bonds with shorter calls,(4) and replacing them with bonds that have similar high coupon structure, but are not subject to early call.

One of the ways that we manage the Portfolio is that we seek to create a built-in income stream for the long-term. To this end, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, we have a fairly long weighted average life(5) in the portfolio because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection may provide our shareholders with more consistent income if interest rates do in fact go down.

MARKET OVERVIEW AND OUTLOOK
The municipal bond market continues to be dominated by supply and demand factors such as lower new issue volume, strong retail demand and very limited institutional demand. In addition, the U.S. Treasury market also appears to be influenced from its own supply and demand factors. The market has gotten so thin as a result of collapsing supply that a handful of seemingly minor factors can have a dramatic impact on yields across the entire U.S. Treasury yield curve.

In the overall bond market, yield spreads have narrowed and benchmark yield levels have dropped by nearly a percentage point during the period in response to evidence that underlying inflation risks have subsided and economic growth is slowing down from the rapid 6% annual pace of the past year. We think there is a good chance that the decline in yields has further to go. Yet, a host of technical and other considerations may stall the market or cause yields to rise temporarily, barring a dramatic new sign that the U.S. economic expansion is slowing below an expected 3% to 4% annual pace.

We think conditions appear favorable for interest rates. First, on the structural side, the massive federal surplus is fueling a collapse of U.S. Treasury note and bond supply. On the cyclical side, potential sources of inflation such as too strong consumer growth and a tight labor market, appear to be moderating. However, temporary concerns remain in the form of heavy private sector issuance, soaring energy costs and the upcoming Presidential and Congressional elections.

-----------
3 Call protection is the length of time during which a security cannot be redeemed by the issuer.

4 Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates

5 Average life is the length of time before the principal of debt issues is scheduled to be repaid through amortization or sinking fund.

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

On the energy front, we believe that the recent price rises may act more like a tax increase rather than as a spur to higher prices throughout the economy. That is, as consumers spend more on gasoline and heating oil, they may moderate their spending on discretionary items. Under this scenario, the results may be a gradual slowing of growth rather than a spike in underlying inflation.

The spectacular productivity gains of this year have kept underlying inflation at extremely comfortable levels, with the "core consumption deflator," a favorite measure of Federal Reserve Board ("Fed") Chairman Alan Greenspan, running at a miniscule 0.8% annual rate for the past six months. A second key point, related to the first, is that we think the likelihood of significant additional Fed tightening appears to be minimal.

New issue supply in the municipal bond market continues to trail far behind levels reached in 1998 and 1999. Through mid-September 2000, volume was 21% lower than 1999 levels, while full-year 1999 issuance had already declined 21% from the 1998 peak. The main reason for the decline is the lack of refunding volume. With interest rates still higher than they were during 1998 and the first half of 1999, issuers have had little incentive to refund previous issues.

Individual investor demand for municipals has remained extremely strong, despite the recent easing of yields from early 2000 levels. Given the small size of the municipal bond market relative to the stock market, even a modest shift of assets out of stocks into municipals can create an enormous amount of new demand for municipal bonds. In short, we think municipal bonds seem to be attractively priced relative to underlying inflation rates, in an environment of light supply and muted or near-dormant institutional demand.

FLORIDA ECONOMIC HIGHLIGHTS(6)
Over the past few years, Florida's economy has grown and has become more diversified. Florida's economy has gone from one that was once dominated by farming and seasonal tourism to a service and trade economy with sustainable insurance, banking and export industries, as well as becoming a greater year-round attraction. Moreover, the economic success of the Sunshine State, in part, can also be attributed to its positive business climate.

Florida's economic expansion has brought about the need for more infrastructure, educational facilities, and other needs in order to meet growth in a state that is currently the fourth largest in the U.S. However, despite these pressures and considerable planned capital spending, debt has remained moderate at $1,013 per capita and 3.7% of personal income. In our opinion, the

-----------
6 Sources: Fitch IBCA, Inc., Duff & Phelps.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5
outlook for Florida remains bright. And while no guarantees can be made, we believe the state's financial operations may continue to reflect the better-than-expected trend of the past few years.

Thank you for investing in the Smith Barney Muni Funds -- Florida Portfolio. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/S/ Peter M. Coffey
Peter M. Coffey
Vice President

October 12, 2000

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS A SHARES

                          Net Asset Value
                        -------------------
                       Beginning       End of           Income      Capital Gain    Total
Period Ended           of Period       Period          Dividends   Distributions   Returns(1)
============================================================================================
9/30/00                $12.70          $12.86          $0.35           $0.00        4.06%+
--------------------------------------------------------------------------------------------
3/31/00                 13.70           12.70           0.68            0.00       (2.25)
--------------------------------------------------------------------------------------------
3/31/99                 13.74           13.70           0.70            0.09        5.56
--------------------------------------------------------------------------------------------
3/31/98                 13.16           13.74           0.73            0.13       11.15
--------------------------------------------------------------------------------------------
3/31/97                 13.24           13.16           0.73            0.05        5.44
--------------------------------------------------------------------------------------------
3/31/96                 12.89           13.24           0.74            0.00        8.65
--------------------------------------------------------------------------------------------
3/31/95                 12.82           12.89           0.76            0.00        6.77
--------------------------------------------------------------------------------------------
3/31/94                 13.21           12.82           0.77            0.00        2.75
--------------------------------------------------------------------------------------------
3/31/93                 12.32           13.21           0.80            0.01       14.21
--------------------------------------------------------------------------------------------
Inception* - 3/31/92    12.00           12.32           0.70            0.00        8.70+
============================================================================================
Total                                                  $6.96           $0.28
============================================================================================

HISTORICAL PERFORMANCE  -- CLASS B SHARES

                          Net Asset Value
                        -------------------
                       Beginning       End of           Income      Capital Gain    Total
Period Ended           of Period       Period          Dividends   Distributions   Returns(1)
============================================================================================
9/30/00                  $12.70          $12.85          $0.32           $0.00    3.73%+
--------------------------------------------------------------------------------------------
3/31/00                   13.69           12.70           0.61            0.00   (2.70)
--------------------------------------------------------------------------------------------
3/31/99                   13.73           13.69           0.63            0.09    5.01
--------------------------------------------------------------------------------------------
3/31/98                   13.14           13.73           0.65            0.13   10.59
--------------------------------------------------------------------------------------------
3/31/97                   13.23           13.14           0.68            0.05    4.91
--------------------------------------------------------------------------------------------
3/31/96                   12.89           13.23           0.69            0.00    8.09
--------------------------------------------------------------------------------------------
Inception* - 3/31/95      11.91           12.89           0.29            0.00   10.77+
============================================================================================
Total                                                    $3.87           $0.27
============================================================================================

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

HISTORICAL PERFORMANCE -- CLASS L SHARES

                           Net Asset Value
                         -------------------
                        Beginning        End of          Income    Capital Gain     Total
Period Ended            of Period        Period        Dividends   Distributions   Returns(1)
============================================================================================
9/30/00                  $12.70          $12.86          $0.31        $0.00          3.78%+
--------------------------------------------------------------------------------------------
3/31/00                   13.69           12.70           0.60         0.00         (2.78)
--------------------------------------------------------------------------------------------
3/31/99                   13.74           13.69           0.62         0.09          4.87
--------------------------------------------------------------------------------------------
3/31/98                   13.14           13.74           0.63         0.13         10.51
--------------------------------------------------------------------------------------------
3/31/97                   13.22           13.14           0.67         0.05          4.94
--------------------------------------------------------------------------------------------
3/31/96                   12.89           13.22           0.68         0.00          7.96
--------------------------------------------------------------------------------------------
3/31/95                   12.81           12.89           0.67         0.00          6.12
--------------------------------------------------------------------------------------------
3/31/94                   13.20           12.81           0.68         0.00          2.05
--------------------------------------------------------------------------------------------
Inception* -    3/31/93   12.86           13.20           0.18         0.00          4.05+
============================================================================================
Total                                                    $5.04        $0.27
============================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS

                                        Without Sales Charges(1)
                                    --------------------------------
                                      Class A    Class B   Class L
============================================================================================
Six Months Ended 9/30/00+              4.06%      3.73%     3.78%
--------------------------------------------------------------------------------------------
Year Ended 9/30/00                     5.52       4.97      4.99
--------------------------------------------------------------------------------------------
Five Years Ended 9/30/00               5.38       4.85      4.77
--------------------------------------------------------------------------------------------
Inception* through 9/30/00             6.76       6.80      5.31
============================================================================================

                                       With Sales Charges(2)
                                   ------------------------------
                                     Class A   Class B   Class L
=================================================================
Six Months Ended 9/30/00+            (0.11)%   (0.77)%    1.73%
--------------------------------------------------------------------------------------------
Year Ended 9/30/00                    1.27      0.48      2.95
--------------------------------------------------------------------------------------------
Five Years Ended 9/30/00              4.52      4.69      4.57
--------------------------------------------------------------------------------------------
Inception* through 9/30/00            6.30      6.80      5.18
============================================================================================

--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

CUMULATIVE TOTAL RETURNS

                                              Without Sales Charges(1)
======================================================================
Class A (Inception* through 9/30/00)                  86.19%
----------------------------------------------------------------------
Class B (Inception* through 9/30/00)                  47.22
----------------------------------------------------------------------
Class L (Inception* through 9/30/00)                  49.29
======================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

HISTORICAL PERFORMANCE (UNAUDITED)

               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF
                          THE FLORIDA PORTFOLIO VS.
                     LEHMAN BROTHERS MUNICIPAL BOND INDEX+
--------------------------------------------------------------------------------
                         April 1991 -- September 2000

LINE CHART:
                Lehman Brothers
                Municipal Bond Index  Florida Portfolio
4/2/91          10000                  9600
3/92            10999                 10410
3/93            12376                 11856
3/94            12663                 12168
3/95            13606                 12963
3/96            14746                 14084
3/97            15548                 14850
3/98            17214                 16507
3/99            18281                 17425
3/00            18266                 17032
9/30/00         18991                 17874

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED)                           SEPTEMBER 30, 2000

  FACE
  AMOUNT            RATING(A)                       SECURITY                                            VALUE
=============================================================================================================
EDUCATION -- 4.6%
$ 3,000,000         NR          Capital Projects Finance Authority Student Housing
                                 Revenue, Cafra Capital Corp., Capital Projects Loan
                                 Program, Series A, 7. 850% due 8/15/31                           $ 2,940,000
  1,260,000         AAA         Florida State Board Regent Housing Revenue,
                                 University of Florida, MBIA-Insured,
                                 4.500% due 7/1/19                                                  1,082,025
  2,790,000         A           Virgin Islands University Refunding & Improvement,
                                 Series A, ACA-Insured, 6.250% due 12/1/29                          2,870,213
                                Volusia County Educational Facilities Authority Revenue,
                                 Embry-Riddle Aeronautical University:
  2,875,000         Baa2*          Series A, 6.125% due 10/15/16                                    2,932,500
    150,000         AAA            Unrefunded Balance, CONNIE LEE-Insured,
                                     6.500% due 10/15/15                                              157,500
-------------------------------------------------------------------------------------------------------------
                                                                                                    9,982,238
-------------------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 4.3%
    60,000          AAA         Altamonte Springs Health Facilities Authority Hospital
                                 Revenue, Adventist Health System,
                                 13.000% due 10/1/01                                                   62,968
   860,000          AAA         Bradford County Health Facilities Authority Revenue,
                                 (Santa Fe Health Care Facilities Project),
                                 6.050% due 11/15/16                                                  914,825
   240,000          AAA         Cape Coral Health Facilities Authority Hospital Revenue,
                                 (Cape Coral Medical Center Project),
                                 8.125% due 11/1/08                                                   271,200
   230,000          AAA         Dunedin Health Facilities Authority Revenue, Mease
                                 Hospital Inc., 7.600% due 10/1/08                                    258,463
 3,000,000                        AAA Escambia County HFA, Multi-Family Housing Revenue,
                                 Genesis Healthcare, Principal Custodial Receipts, Series
                                 A, FGIC-Insured, zero coupon  due 10/15/181,038,750
 2,015,000          AAA         Gainesville Utility System  Revenue, 8.125% due 10/1/14             2,498,600
   700,000          AAA         Lee County Justice Center Complex Inc., Improvement
                                 Revenue, Series A, MBIA-Insured, 11.125% due 1/1/11                  945,875
   200,000          AAA         Lee County Southwest Regional Airport Revenue,
                                 MBIA-Insured, 8.625% due 10/1/09                                     234,500
   465,000          AAA         Orange County Health Facility Authority Revenue,
                                 Southern Adventist Hospital, 8.750% due 10/1/09                      548,119
   955,000          AAA         Palm Beach County Health Facilities Authority Revenue,
                                 (John F. Kennedy Memorial Hospital Inc. Project),
                                 Series C, 9.500% due 8/1/13                                        1,211,656
 1,220,000          AAA         Palm Beach County Solid Waste Authority Revenue,
                                 MBIA-Insured, 10.000% due 12/1/04                                  1,364,875
-------------------------------------------------------------------------------------------------------------
                                                                                                    9,349,831
-------------------------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               SEPTEMBER 30, 2000

        FACE
        AMOUNT          RATING(A)                     SECURITY                                      VALUE
=========================================================================================================
FINANCE -- 2.2%
                                   Virgin Islands Public Finance Authority Revenue:
$2,000,000              A           Series A, ACA-Insured, 5.500% due 10/1/18                 $ 1,900,000
                                    Series E:
 1,000,000              NR            5.750% due 10/1/13                                          955,000
 2,000,000              NR            6.000% due 10/1/22                                        1,892,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,747,500
---------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION  --  0.9%
   500,000              NR         Brevard County Tourist Development Tax Revenue,
                                    4th Century Marlins Spring, 6.875% due 3/1/13                 512,500
 1,000,000              AA+        Florida State Broward County, 10.000% due 7/1/14             1,418,750
---------------------------------------------------------------------------------------------------------
                                                                                                1,931,250
---------------------------------------------------------------------------------------------------------
HOSPITAL -- 19.3%
                                   Escambia County Health Facilities Authority Revenue:
2,500,000               BBB-++      Azalea Trace Inc. Project, 6. 100% due 1/1/19               2,287,500
2,000,000               Aaa*        Florida Health Care Facility Loan, VHA Program,
                                     AMBAC-Insured, 5.950% due 7/1/20                           2,057,500
  240,000               BBB+        Unrefunded Balance, Baptist Hospital,
                                     6.750% due 10/1/14                                           243,600
  750,000               A          Halifax Hospital Medical Center, Florida Health Care
                                    Facilities Revenue, Halifax Management System,
                                    Series A, ACA-Insured,  5.200% due 4/1/18                     675,938
2,000,000               A-         Highlands County Health Facilities Authority Revenue,
                                    Adventist Health System, 5.250% due 11/15/20                1,700,000
                                   Jacksonville Health Facilities Authority, Hospital Revenue:
                                    National Benevolent Association,  IDR, Cypress Hill
                                     Village Program:
  750,000               Baa2*          6.400% due 12/1/16                                         733,125
1,000,000               Baa2*          Series A, 6.250% due 12/1/26                               915,000
1,175,000               Baa2*          Series A, 7.100% due 3/1/30                              1,160,313
2,000,000               AA+        St. Luke's Hospital Association Project,
                                     7.125% due 11/15/20                                        2,085,000
  205,000               AAA         St. Vincent's Medical Center, 9.125%  due 1/1/03              217,044
  310,000               AAA         University Medical Center Inc. Project, CONNIE
                                     LEE-Insured, 6.600% due 2/1/21                               321,238
                                   Lee County Hospital Board of Directors, Hospital Revenue,
                                    MBIA-Insured, Regular Linked SAVRS & RIBS:
1,000,000               AAA          8.269% due 3/26/20 (c)                                     1,052,500
1,000,000               AAA          9.671% due 4/1/20 (c)                                      1,056,350
                                   Miami Beach Health Facilities Authority Hospital Revenue:
1,100,000               BBB-        Mt. Sinai Medical Center Project, 5.375% due 11/15/28         844,250
1,000,000               A           South Shore Hospital, Series A, ACA-Insured,
                                     5.250% due 8/1/13                                            955,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               SEPTEMBER 30, 2000

   FACE
  AMOUNT     RATING(A)                   SECURITY                                           VALUE
=================================================================================================
HOSPITAL --  19.3%  (CONTINUED)
                       Orange County Health Facilities Authority, Hospital
                         Revenue Bonds:
                           Adventist Health Systems:
$3,000,000   A-              6.500% due 11/15/30                                   $    2,940,000
1,500,000    AAA             FSA-Insured,  6.050% due 11/15/07                          1,560,000
1,000,000    AAA             Sunbelt Inc. Project, Series B, 6.750% due 11/15/21        1,036,250
1,100,000    AA            Mayflower Retirement Center Project, Asset
                             Guaranteed, 5.250% due 6/1/19                              1,017,500
1,000,000    AAA           MBIA-Insured, 8.746% due 10/29/21 (c)                        1,082,500
1,000,000    A-            Orlando Regional Healthcare System, Series E,
                             6.000% due 10/1/26                                           976,250
  460,000    BB+       Pinellas County Health Facilities Authority, Sun Coast
                         Health System Revenue, Sun Coast Hospital
                         Guaranteed, Series A, 8.500% due 3/1/20                          468,050
                       Sarasota County Public Hospital Board Revenue,
                         Sarasota Memorial Hospital, Series B, MBIA-Insured:
6,745,000    AAA           5.250% due 7/1/24                                            6,365,594
3,485,000    AAA           5.500% due 7/1/28                                            3,432,725
2,000,000    A-        South Lake County Hospital District Revenue, South Lake
                         Hospital Inc., Orlando Regional Healthcare,
                         6.000% due 10/1/22                                             1,947,500
1,740,000    A         Suwannee County Health Care Facilities Revenue, Advent
                         Christian Village Inc., ACA-Insured, 5.250% due 4/1/19         1,557,300
3,275,000    AAA       Tampa Revenue Health Systems, Catholic Health,
                         Series A-1, 4.875% due 11/15/18                                2,967,969
-------------------------------------------------------------------------------------------------
                                                                                       41,655,996
-------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY  -- 8.3%
  370,000    AAA       Clearwater Multi-Family Housing Revenue, (Drew Gardens
                         Project), Series A, FHA-Insured, 6.500% due 10/1/25              379,250
                       Dade County HFA, Multi-Family Mortgage Revenue:
1,085,000    AAA         Antigue Club Apartments, Series A-1, AMBAC-Insured,
                           6.750% due 8/1/14 (d)                                        1,147,388
1,000,000    A++         Golden Lakes Apartments Project,
                           6.050% due 11/1/39 (d)                                         980,000
2,900,000    A           Sr. Lien, Series I-1, 6.625% due 7/1/28 (d)                    3,037,750
1,000,000    BBB+        The Vineyards Project, Series H, 6.500% due 11/1/25            1,027,500
2,355,000    AAA       Dade County IDR, Susanna Wesley Health Center, Series A,
                         FHA-Insured, 6.625% due 7/1/30                                 2,452,144
1,500,000    AAA       Lee County HFA, Multi-Family Revenue, (Brittany Phase II
                         Project), Series A, FNMA-Collateralized,
                         6.100% due 12/1/32 (d)                                         1,522,500
1,000,000    AAA       Oceanside Housing Development Corp., Multi-Family
                         Mortgage Revenue, FHA  -Insured, 6.875% due 2/1/20             1,017,500

                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               SEPTEMBER 30, 2000

   FACE
  AMOUNT   RATING(A)                   SECURITY                                                   VALUE
=======================================================================================================
HOUSING: MULTI-FAMILY -- 8.3% (CONTINUED)
                       Orange County HFA, Multi-Family Revenue:
                         Loma Vista Project, Series G:
$1,000,000   A3*           5.450% due 9/1/24 (d)                                        $       910,000
 1,000,000   A3*           5.500% due 3/1/32 (d)                                                930,000
 2,065,000   Aaa*        RHA/Affordable  Housing III, Series  A, MBIA-Insured,
                           6.200% due 7/1/20                                                  2,150,181
 1,300,000   A         Pasco County HFA, Multi-Family Revenue, (Pasco Woods
                         Apartments Project), Series A, 5.700% due 8/1/19 (d)                 1,282,125
 1,095,000   AAA       Southwest Housing Development Corp., Multi-Family
                         Housing Mortgage Revenue Refunding, FHA-Insured,
                         6.875% due 2/1/20                                                    1,111,425
-------------------------------------------------------------------------------------------------------
                                                                                             17,947,763
-------------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 5.9%
                       Brevard County HFA, Single-Family Mortgage Revenue:
   295,000   Aaa*        GNMA-Collateralized, 6.600% due 9/1/16 (d)                             306,063
   900,000   Aaa*        GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (d)                        920,250
                       Broward County HFA, Single-Family Mortgage Revenue:
   140,000   BBB         Capital Appreciation, zero coupon due 4/1/14                            35,700
   610,000   Aaa*        GNMA/FNMA-Collateralized, 6.650% due 8/1/21 (d)                        632,875
 1,370,000   Aaa*      Dade County HFA, Home Ownership Mortgage Revenue,
                         Series A, GNMA/FNMA-Collateralized,
                         6.375% due 4/1/33 (d)                                                1,405,963
                       Dade County HFA, Single-Family Mortgage Revenue,
                         GNMA/FNMA-Collateralized:
 1,500,000   AAA           6.700% due 4/1/28 (d)                                              1,567,500
   260,000   Aaa*          Series B, 7.250% due 9/1/23 (d)                                      266,458
   30,000    Aaa*          Series E, 7.000% due 3/1/24                                           30,728
   535,000   Aaa*      Duval County HFA, Single-Family Mortgage Revenue,
                         GNMA-Collateralized, 6.700%  due 10/1/26 (d)                           553,056
                       Florida HFA:
   955,000   AAA         Single-Family Mortgage, Series B,
                           GNMA/FNMA-Collateralized, 6.650% due 7/1/26 (d)                      983,650
 2,400,000   A           Sunset Place, Series K-1, 6.000% due 10/1/19                         2,412,000
   265,000   Aa1*      Hillsborough County HFA, Single-Family Mortgage
                         Revenue, Series A, GNMA-Collateralized,
                         7.700% due 4/1/23 (d)                                                  271,633
   580,000   AAA       Leon County HFA, Single-Family Mortgage Revenue,
                         Multi-County Program, Series B,
                         GNMA/FHLMC-Collateralized, 7.300% due 1/1/28 (d)                       632,925
   625,000   AAA       Orange County HFA, Single-Family Mortgage Revenue,
                         GNMA/FNMA Mortgage Backed Securities Program,
                         6.750% due 10/1/18 (d)                                                 656,250
   315,000   Aa1*      Palm Beach HFA, Single-Family Mortgage Power Revenue,
                         Series A, GNMA-Collateralized, 7.875% due 4/1/23 (d)                   320,906

                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               SEPTEMBER 30, 2000

   FACE
  AMOUNT     RATING(A)                 SECURITY                                                   VALUE
=======================================================================================================
HOUSING: SINGLE-FAMILY -- 5.9% (CONTINUED)
$1,310,000   Aaa*    Pinnellas County HFA, Single-Family Mortgage Revenue,
                       GNMA/FNMA-Collateralized, 6.550% due 8/1/27 (d)                $       1,341,113
   380,000   AAA     Virgin Islands HFA, Single-Family Mortgage Revenue,
                       Series A, GNMA-Collateralized, 6.500% due 3/1/25 (d)                     390,450
-------------------------------------------------------------------------------------------------------
                                                                                             12,727,520
-------------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 5.1%
 4,000,000   NR      Hillsborough County Florida IDA Exempt Facility Revenue,
                        National Gypsum, Convertible 10/2/00, Series A,
                        7.125% due 4/1/30                                                     3,995,000
 1,775,000   NR      Homestead IDR, Community Rehabilitation Providers
                        Program, Series A, 7.950% due 11/1/18                                 1,848,219
 1,000,000   BBB-    Lee County IDA, Health Care Facilities Revenue,
                       (Shell Point Village Project), Series  A,
                       5.500% due 11/15/21                                                      858,750
 1,500,000   BBB-    Martin County IDA, Indiantown, (Cogeneration Project),
                       7.875% due 12/15/25 (d)                                                1,526,250
   500,000   NR      Northern Palm Beach County Water Control District, Unit
                       Development No. 31, Program 1, 6.750% due 11/1/07                        515,625
   706,000   AAA     Osceola County IDA, Revenue, (Community Provider
                       Pooled Loan Program), Series A, FSA -Insured,
                        7.750% due 7/1/10                                                       725,337
                     Tampa Sports Authority Revenue, (Tampa Bay Arena
                       Project), MBIA-Insured:
   500,000   AAA         6.050% due 10/1/20                                                     534,375
 1,000,000   AAA         6.100% due 10/1/26                                                   1,076,250
-------------------------------------------------------------------------------------------------------
                                                                                             11,079,806
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 9.2%
                     Boca Raton Community Redevelopment Agency Tax Increment
                       Revenue, Capital Appreciation, (Mizner Park Project),
                       FSA-Insured:
 2,100,000   AAA         Zero coupon due 12/1/18                                                745,500
 1,200,000   AAA         Zero coupon due 3/1/27                                                 475,500
 1,000,000   AAA     Dade County Aviation Facilities Revenue, Series B,
                       MBIA-Insured, 6.600% due 10/1/22 (d)                                   1,038,750
 3,400,000   NR      Dade County IDR, (Miami Cerebral Palsy Services Project),
                       8.000% due 6/1/22                                                      3,425,500
 3,000,000   AAA     Florida Municipal Loan Council Revenue, MBIA-Insured,
                       5.000% due 4/1/29                                                      2,696,250
   750,000   AAA     Florida State Department of Corrections, COP, Okeechobee
                       Correctional, AMBAC-Insured, 6.250% due 3/1/15                           790,313
 2,700,000   AAA     Gulf Breeze Capital Funding, Series B, MBIA-Insured,
                       4.500% due 10/1/27                                                     2,200,500

                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               SEPTEMBER 30, 2000

  FACE
 AMOUNT          RATING(A)             SECURITY                                                   VALUE
=======================================================================================================
MISCELLANEOUS -- 9.2% (CONTINUED)
$   500,000    BBB-  Hillsborough County Aviation Authority, Special Purpose,
                        (Delta Airlines Project), 6. 800% due 1/1/24                      $     505,000
                     Miami-Dade County Special Obligation, Series B,
                       MBIA-Insured:
  9,025,000    AAA       Zero coupon due 10/1/31                                              1,398,875
 10,410,000    AAA       Zero coupon due 10/1/32                                              1,496,438
  1,200,000    AAA   North Springs Improvement District, MBIA -Insured,
                       7.000% due 10/1/09                                                     1,384,500
  1,000,000    NR    Orlando Special Assessment Revenue, (Conroy
                       Interchange Project), Series A, 5.500% due 5/1/10                        968,750
  2,500,000    AAA   Port Palm Beach District Revenue, Series A,
                       Capital Appreciation, MBIA-Insured,
                       zero coupon due 9/1/21                                                   721,875
  1,200,000    BBB   Puerto Rico Housing Bank & Finance Agency,
                       7.500% due 12/1/06                                                     1,332,000
    500,000    NR      Tampa Revenue, (Florida Aquarium Inc. Project),
                       7.750% due 5/1/27                                                        533,750
-------------------------------------------------------------------------------------------------------
                                                                                             19,713,501
-------------------------------------------------------------------------------------------------------
NURSING HOME -- 2.1%
  1,000,000    Aa3*  Broward County Health Facilities Authority Revenue
                       Refunding, Broward County Nursing Home, LOC 91,
                       Allied Irish Banks Ltd., 7.500% due 8/15/20                            1,046,050
  3,750,000    A-    Palm Beach County Health Facilities Authority Revenue,
                       Retirement Community, 5 .625% due 11/15/20                             3,393,750
-------------------------------------------------------------------------------------------------------
                                                                                              4,439,800
-------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 5.8%
  2,060,000    A+    Broward County Resource Recovery Revenue,
                       Broward Waste Energy, 7.950% due 12/1/08                               2,112,200
  2,000,000    A+    Citrus County PCR, Florida Power Corp., (Crystal River
                       Project), Series A, 6.625% due 1/1/27                                  2,042,500
                     Escambia County PCR, (Champion International
                       Corp. Project):
    500,000    Baa1*     6.950% due 11/1/07                                                     521,875
  3,500,000    Baa1*     6.900% due 8/1/22 (d)                                                3,600,625
    705,000    AAA   Lee County Solid Waste Revenue, MBIA-Insured,
                       7.000% due 10/1/11 (d)                                                   734,335
  1,000,000    A+    Pinellas County PCR, Florida Power Corp.,
                       (Anclot & Bartlow Plants Project), 7.200% due 12/1/14                  1,034,470
  1,000,000    BBB   Puerto Rico Industrial, Medical & Environmental Control
                       Facilities, (Ana G. Mendez University System Project),
                       5.375% due 2/1/29                                                        920,000
  1,390,000    Baa2* Putnam County Development Authority, PCR, Georgia
                       Pacific Corp. 1984, 7.000% due 12/1/05                                 1,452,550
-------------------------------------------------------------------------------------------------------
                                                                                             12,418,555
-------------------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               SEPTEMBER 30, 2000

 FACE
AMOUNT      RATING(A)                        SECURITY                                                  VALUE
============================================================================================================
PRE-REFUNDED  (E) -- 2.6%
                        Alachua County Health Facilities Authority Revenue, (Santa
                          Fe Healthcare Facilities Project), (Call 11/15/00 @ 102):
$   95,000   AAA            6.875% due 11/15/02                                              $       97,055
 1,000,000   AAA            7.600% due 11/15/13                                                   1,023,380
 1,430,000   Aaa*       Bay County Hospital Revenue, (Bay Medical Center
                          Project), (Call 10/1/04 @ 102), 8.000% due 10/1/12                      1,599,813
 1,375,000   AAA        Escambia County Health Facilities Authority, Baptist
                          Hospital, (Call 10/1/03 @ 102), 6.750% due 10/1/14                      1,483,281
 1,000,000   AAA        South Broward, Hospital District Revenue Bonds, Series
                          1991C, RIBS, AMBAC-Insured, (Call 5/1/01 @ 104),
                          9.247% due 5/13/21 (c)                                                  1,066,220
   350,000   AAA        Volusia County Educational Facility Authority Revenue,
                          Embry-Riddle Aeronautical University,
                          CONNIE LEE-Insured, (Call 10/15/02 @ 102),
                          6.500% due 10/15/15                                                       370,563
------------------------------------------------------------------------------------------------------------
                                                                                                  5,640,312
------------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 0.5%
1,000,000    BBB        Miami Beach Redevelopment Agency Tax Increment
                          Revenue, City Center Historic Convention, Series B,
                          6.350% due 12/1/22                                                      1,018,750
------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 14.0%
 5,000,000   AAA        Broward County Airport System Revenue, Passenger
                          Facility, AMBAC-Insured, 4.750% due 10/1/23                             4,312,500
 2,895,000   AAA        Florida State Mid-Bay Bridge Authority Revenue, Series A,
                          AMBAC-Insured, zero coupon due 10/1/19                                    940,875
 2,000,000   AAA        Florida State Turnpike Authority Revenue, Department of
                          Transportation, Series A, FGIC-Insured,
                          4.500% due 7/1/27                                                       1,632,500
                        Guam Airport Authority Revenue:
   750,000   BBB          Series A, 6.500% due 10/1/23                                              789,375
 1,000,000   BBB          Series B, 6.600% due 10/1/10 (d)                                        1,060,000
 1,500,000   AA         Ocean Highway and Port Authority, Nassau County,
                          Adjustable Demand Revenue Bonds, Series 1990, LOC ABN
                          AMRO Bank NV, 6.250% mandatory tender 12/1/02 (d)                       1,550,625
 1,000,000   AAA        Orlando & Orange County Expressway Authority Florida
                          Expressway Revenue, Junior Lien, FGIC -Insured,
                          5.000% due 7/1/28                                                         902,500

                          SEE NOTES TO FINANCIAL  STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               SEPTEMBER 30, 2000

 FACE
AMOUNT      RATING(A)                        SECURITY                                              VALUE
========================================================================================================
TRANSPORTATION -- 14.0% (CONTINUED)
                        Puerto Rico Commonwealth Highway & Transportation
                          Authority Revenue, MBIA-Insured:
$9,000,000   AAA            Series A, 4.750% due 7/1/38                                    $   7,751,250
                            Series Y:
 1,500,000   AAA              5.000% due 7/1/36                                                1,368,750
 1,000,000   AAA              5.500% due 7/1/36                                                  993,750
                        Sanford Airport Authority IDR, (Central Florida
                          Terminals Inc. Project):
                            Series A:
 1,000,000   NR               7.500% due 5/1/15 (d)                                            1,043,750
 2,000,000   NR               7.750% due 5/1/21 (d)                                            2,097,500
   645,000   NR             Series C, 7.500% due 5/1/21 (d)                                      666,769
                        Santa Rosa Bay Bridge Authority Revenue:
 3,500,000   Baa3*            6.250% due 7/1/28                                                3,320,625
 5,000,000   BB+              Capital Appreciation, zero coupon due 7/1/17                     1,631,250
--------------------------------------------------------------------------------------------------------
                                                                                              30,062,019
--------------------------------------------------------------------------------------------------------
UTILITIES -- 11.7%
 3,905,000   Aaa*       Escambia County Utilities Authority Sanitation System
                          Revenue Refunding & Improvement, FSA-Insured,
                          4.500% due 1/1/22                                                    3,265,556
 3,000,000   AAA        Escambia County Utility System Authority Revenue Bonds,
                          Series B, FGIC-Insured, 6.250% due 1/1/15                            3,300,000
 4,350,000   Aaa*       Florida State Golden Gate Governmental Utility System
                          Revenue, AMBAC-Insured, 5.000% due 7/1/29                            3,876,938
                        Guam Power Authority Revenue, Series A:
 1,350,000   AAA          6.750% due 10/1/24                                                   1,493,438
 2,975,000   AAA          MBIA-Insured, 5.250% due 10/1/34                                     2,811,375
   930,000   A3*        Hillsborough County Utilities Revenue Refunding &
                          Improvement, 7.000% due 8/1/14                                         963,620
 5,300,000   AAA        Lakeland Electric & Water Revenue Refunding, Series A,
                          MBIA-Insured, 5.000% due 10/1/28                                     4,743,500
 1,000,000   Aaa*       St. Petersburg Public Utilities Revenue, Series A,
                          FSA-Insured, 5.000% due 10/1/28                                        901,250
 3,000,000   AAA        Sunrise Utility System Revenue Refunding,
                          AMBAC-Insured, 5.200% due 10/1/22                                    2,842,500
 1,220,000   Aaa*       Village Center Community Development, Utility District
                          Revenue Refunding Bonds, Series A, MBIA-Insured,
                          5.000% due 10/1/23                                                   1,107,150
--------------------------------------------------------------------------------------------------------
                                                                                              25,305,327
--------------------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                             SEPTEMBER 30, 2000
     FACE
    AMOUNT    RATING(A)                 SECURITY                                         VALUE
==============================================================================================
WATER & SEWER -- 3.5%
$2,675,000   AAA     Lee County Water & Sewer Revenue, Series A,
                        AMBAC -Insured, 4.750% due 10/1/23                       $   2,310,531
5,000,000    AAA     Miami-Dade County Water & Sewer Revenue, Series A,
                        5.000% due 10/1/29                                           4,493,750
640,000      AAA     Miramar Wastewater Improvement Authority,
                        FGIC- Insured, 6.750% due 10/1/16                              696,800
----------------------------------------------------------------------------------------------
                                                                                     7,501,081
----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $212,540,350**)                                     $ 215,521,249
==============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++), are rated by Fitch IBCA, Inc.

(b) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Residual interest bonds-- coupon varies inversely with level of short-term tax-exempt interest rates.

(d) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(e) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.

          See pages 20 and 21 for definitions of ratings and certain security descriptions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's) -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest-rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

Fitch IBCA, Inc. ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.

A -- Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

SECURITY DESCRIPTIONS (UNAUDITED)

ACA        -- American Capital Assurance
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
CGIC       -- Capital Guaranty Insurance Company
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FSA        -- Financial Security Assurance
GEMICO     -- General Electric Mortgage Insurance Company
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
PCFA       -- Pollution Control Financing Authority
PCR        -- Pollution Control Revenue
RIBS       -- Residual Interest Bonds
SAVRS      -- Select Auction Variable Rate Securities
VRDD       -- Variable Rate Demand Note
VRWE       -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               SEPTEMBER 30, 2000

ASSETS:
  Investments, at value (Cost-- $212,540,350)                     $215,521,249
  Interest receivable                                                4,368,210
  Receivable for Fund shares sold                                    2,144,983
  Receivable for securities sold                                       134,698
------------------------------------------------------------------------------
  TOTAL ASSETS                                                     222,169,140
------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                   4,000,000
  Dividends payable                                                    951,480
  Management fees payable                                               87,608
  Payable to bank                                                       45,385
  Payable for Fund shares purchased                                     30,185
  Distribution fees payable                                             18,237
  Accrued expenses                                                      40,499
------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  5,173,394
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $216,995,746
==============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $     16,872
  Capital paid in excess of par value                              217,592,113
  Undistributed net investment income                                   47,285
  Accumulated net realized loss from security transactions          (3,641,423)
  Net unrealized appreciation of investments                         2,980,899
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $216,995,746
==============================================================================
SHARES OUTSTANDING:
  Class A                                                           11,496,640
  ----------------------------------------------------------------------------
  Class B                                                            4,433,907
  ----------------------------------------------------------------------------
  Class L                                                              941,873
  ----------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                  $      12.86
  ----------------------------------------------------------------------------
  Class B *                                                       $      12.85
  ----------------------------------------------------------------------------
  Class L **                                                      $      12.86
  ----------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value per
   share)                                                         $      13.40
  ----------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per
   share)                                                         $      12.99
  ============================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4) .

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
Interest                                                $   6,719,469
---------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                                    545,212
  Distribution fees (Note 4)                                  341,840
  Shareholder and system servicing fees                        30,017
  Registration fees                                            19,945
  Shareholder communications                                   11,568
  Pricing service fees                                         11,370
  Audit and legal                                              10,971
  Custody                                                       5,385
  Trustees' fees                                                1,496
  Other                                                         4,987
---------------------------------------------------------------------
  TOTAL EXPENSES                                              982,791
---------------------------------------------------------------------
NET INVESTMENT INCOME                                       5,736,678
---------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                    31,724,221
    Cost of securities sold                                31,440,705
---------------------------------------------------------------------
  NET REALIZED GAIN                                           283,516
---------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                       615,636
    End of period                                           2,980,899
---------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION                   2,365,263
---------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                     2,648,779
---------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 $    8,385,457
=====================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2000

                                                   SEPTEMBER 30         MARCH 31
====================================================================================
OPERATIONS:
 Net investment income                             $  5,736,678      $   11,619,136
 Net realized gain (loss)                               283,516          (3,658,735)
 Increase (decrease) in net
 unrealized appreciation                              2,365,263         (13,805,741)
------------------------------------------------------------------------------------
 INCREASE (DECREASE)IN NET ASSETS FROM OPERATIONS     8,385,457          (5,845,340)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
 Net investment income                               (5,774,534)        (11,524,617)
------------------------------------------------------------------------------------
 DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS                      (5,774,534)        (11,524,617)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
 Net proceeds from sale of shares                    10,586,509          69,567,854
 Net asset value of shares issued for
  reinvestment of dividends                           2,692,088           5,134,686
 Cost of shares reacquired                          (22,122,246)        (71,815,893)
------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            (8,843,649)          2,886,647
------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                               (6,232,726)        (14,483,310)
NET ASSETS:
 Beginning of period                                223,228,472         237,711,782
------------------------------------------------------------------------------------
 END OF PERIOD*                                    $216,995,746      $  223,228,472
====================================================================================
* Includes undistributed net investment income of: $     47,285      $       85,141
====================================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Funds"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market, California Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available are valued in good faith at fair market value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security, (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal Income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

2. PORTFOLIO CONCENTRATION

Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2000, the Portfolio paid transfer agent fees of $21,185 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB") another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of

--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders
purchase. In addition, class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. this CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2000, SSB and CFBDS received sales charges of approximately $88,000 and $4,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended September 30, 2000, CDSCs paid to SSB were approximately:

                                                            CLASS B     CLASS L
===============================================================================
CDSCs                                                       $64,000      $2,000
===============================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of average daily net assets for each respective class. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the six months ended September 30, 2000, total Distribution Plan fees incurred were:

                                               Class A      Class B     Class L
===============================================================================
Distribution Plan Fees                        $110,992     $188,344     $42,504
===============================================================================

All officers and one Trustee of the Fund are employees of SSB.

5. INVESTMENTS

During the six months ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                           $23,045,094
-------------------------------------------------------------------------------
Sales                                                                31,724,221
===============================================================================

At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                        $6,623,309
Gross unrealized depreciation                                        (3,642,410)
-------------------------------------------------------------------------------
Net unrealized appreciation                                          $2,980,899
===============================================================================

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

6. FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2000, the Portfolio had no open futures contracts.

7. CAPITAL LOSS CARRYFORWARD

At March 31, 2000, the Portfolio had, for Federal income tax purposes, approximately $2,430,000 of unused capital loss carryforwards available to offset future capital gains expiring March 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

8. SHARES OF BENEFICIAL INTEREST

At September 30, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

At September 30, 2000, total paid-in capital amounted to the following for each class:

                                          CLASS A       CLASS B       CLASS L
===============================================================================
Total Paid-in Capital                  $146,069,880   $58,756,378   $12,782,727
===============================================================================

--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                      SIX MONTHS ENDED                        YEAR ENDED
                                     SEPTEMBER 30, 2000                      MARCH 31, 2000
                                 -------------------------              -------------------------
                                  SHARES            AMOUNT              SHARES              AMOUNT
=========================================================================================================
CLASS A
Shares sold                      546,835       $      6,989,028        3,691,646       $       47,345,497
Shares issued
  on reinvestment                143,094              1,816,398          267,199                3,436,536
Shares reacquired             (1,074,626)           (13,599,070)      (3,715,684)             (47,640,592)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)         (384,697)      $     (4,793,644)         243,161       $        3,141,441
=========================================================================================================
CLASS B
Shares sold                      227,443       $      2,904,213        1,371,065       $       17,567,901
Shares issued
  on reinvestment                 54,902                696,431          106,687                1,371,213
Shares reacquired               (537,065)            (6,834,223)      (1,616,174)             (20,654,677)
---------------------------------------------------------------------------------------------------------
Net Decrease                    (254,720)      $     (3,233,579)        (138,422)      $       (1,715,563)
=========================================================================================================
CLASS L
Shares sold                       53,917       $        693,268          361,575       $        4,654,456
Shares issued
  on reinvestment                 14,128                179,259           25,444                  326,937
Shares reacquired               (132,168)            (1,688,953)        (275,391)              (3,520,624)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)          (64,123)      $       (816,426)         111,628       $        1,460,769
=========================================================================================================

---------------------------------------------------------------------------------------------------------
Smith Barney Muni Funds                                                                                29

FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

CLASS A SHARES                2000(1)(2)    2000(2)     1999(2)      1998         1997           1996(2)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD          $ 12.70    $  13.70    $  13.74   $  13.16     $  13.24        $   12.89
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
  Net investment income           0.35        0.69        0.69       0.72         0.73             0.74
  Net realized and unrealized
    gain (loss)                   0.16       (1.01)       0.06       0.72        (0.03)            0.35
-------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 0.51       (0.32)       0.75       1.44         0.70             1.09
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment  income         (0.35)      (0.68)      (0.69)     (0.73)       (0.73)           (0.74)
  In excess of net
    investment income               --          --       (0.01)        --           --               --
  Net realized gains                --          --       (0.09)     (0.13)       (0.05)              --
-------------------------------------------------------------------------------------------------------
Total Distributions              (0.35)      (0.68)      (0.79)     (0.86)       (0.78)           (0.74)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                $ 12.86    $  12.70    $  13.70   $  13.74     $  13.16        $   13.24
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                      4.06%++    (2.25)%      5.56%     11.15%        5.44%            8.65%
-------------------------------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (MILLIONS)     $   148    $    151    $    160   $    143     $    127        $     117
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS:
  Expenses(3)                     0.73%+      0.74%       0.73%      0.76%        0.85%            0.70%
  Net investment  income          5.44+       5.32        4.99       5.28         5.56             5.62
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE             11%         56%         43%        50%          62%              47%
=======================================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

CLASS B SHARES                      2000(1)(2)  2000(2)  1999(2)  1998   1997    1996(2)
============================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD               $12.70      $13.69   $13.73  $13.14  $13.23  $12.89
--------------------------------------------------------------------------------------------
INCOME (LOSS)
FROM OPERATIONS:
  Net investment income               0.31        0.62     0.62    0.65    0.65    0.68
  Net realized and
    unrealized gain (loss)            0.16       (1.00)    0.06    0.72   (0.01)   0.35
--------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                     0.47       (0.38)    0.68    1.37    0.64    1.03
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income              (0.32)      (0.61)   (0.62)  (0.65)  (0.68)  (0.69)
  In excess of net
    investment income                   --          --    (0.01)     --      --      --
  Net realized gains                    --          --    (0.09)  (0.13)  (0.05)     --
--------------------------------------------------------------------------------------------
Total Distributions                  (0.32)      (0.61)   (0.72)  (0.78)  (0.73)  (0.69)
--------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                     $12.85      $12.70   $13.69  $13.73  $13.14  $13.23
--------------------------------------------------------------------------------------------
TOTAL RETURN                          3.73%++    (2.70)%   5.01%  10.59%   4.91%   8.09%
--------------------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (MILLIONS)          $   57      $   59   $   66  $   59  $   51  $   46
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS:
  Expenses(3)                         1.25%+      1.26%    1.24%   1.28%   1.35%   1.20%
  Net investment income               4.93 +      4.80     4.48    4.76    4.93    5.00
--------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 11%         56%      43%     59%     62%     47%
============================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

CLASS L SHARES            2000(1)(2)  2000(2)  1999(2)(3)   1998      1997    1996(2)
---------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $12.70     $13.69     $13.74   $13.14     $13.22  $12.89
---------------------------------------------------------------------------------------
INCOME (LOSS)
FROM OPERATIONS:
  Net investment income      0.31       0.61       0.61     0.64       0.65    0.66
  Net realized and
    unrealized gain (loss)   0.16      (1.00)      0.05     0.72      (0.01)   0.35
---------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations            0.47      (0.39)      0.66     1.36       0.64    1.01
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income     (0.31)     (0.60)     (0.61)   (0.63)     (0.67)   (0.68)
  In excess of net
    investment income          --         --      (0.01)      --         --       --
  Net realized gains           --         --      (0.09)   (0.13)     (0.05)      --
---------------------------------------------------------------------------------------
Total Distributions         (0.31)     (0.60)     (0.71)   (0.76)     (0.72)   (0.68)
---------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD            $12.86     $12.70     $13.69   $13.74     $13.14   $13.22
---------------------------------------------------------------------------------------
TOTAL RETURN                 3.78%++   (2.78)%     4.87%   10.51%      4.94%    7.96%
---------------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (MILLIONS) $   12     $   13     $   12   $    9     $    7   $    3
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS:
  Expenses(4)                1.31%+     1.32%      1.31%    1.33%      1.40%    1.28%
  Net investment income      4.87 +     4.74       4.41     4.71       4.84     5.04
---------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        11%        56%        43%      59%        62%      47%
=======================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  On June 12, 1998, Class C shares were renamed Class L shares.

(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

LOGO: Salomon Smith Barney
A member of citigroup

TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

SMITH BARNEY MUNI FUNDS
388 Greenwich Street, MF-2
New York, New York 100013

www.smithbarney.com/mutualfunds

FD0787 11/00

                                  SMITH BARNEY
                                   MUNI FUNDS
                                GEORGIA PORTFOLIO
                             PENNSYLVANIA PORTFOLIO

            CLASSIC SERIES | SEMI-ANNUAL REPORT | SEPTEMBER 30, 2000

                        Logo: Smith Barney Mutual Funds
                Your Serious Money. Professionally Managed.(SM)

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

A MESSAGE FROM THE CHAIRMAN

Photo: Heath B. McLendon   Chairman

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $395.5 billion in assets under management(1), SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone here at SSB Citi. Both the Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios seek as high a level of income exempt from federal income taxes(2) as is consistent with prudent investing. Experienced manager Peter Coffey and his team seek to create a built-in income stream for the long-term. Coffey and his team believe municipal bonds appear to be attractively priced relative to underlying inflation rates in an environment of light supply and muted institutional demand.

-----------
1 As of September 30, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

2 Please note a portion of the income from the Portfolios may be subject to the ALTERNATIVE MINIMUM TAX ("AMT").

--------------------------------------------------------------------------------
1                                        2000 Semi-Annual Report to Shareholders

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,


/s/Heath B. McLendon

Heath B. McLendon
Chairman

October 11, 2000

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        2

SHAREHOLDER LETTER

Photo: Peter M. Coffey   Vice President

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds Georgia and Pennsylvania Portfolios ("Portfolio(s)") for the period ended September 30, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 13 through 22 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of September 30, 2000 and is subject to change. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

MARKET AND ECONOMIC OVERVIEW

The municipal bond market continues to be dominated by supply and demand factors such as lower new issue volume, strong retail demand and very limited institutional demand. In addition, the U.S. Treasury market also appears to be influenced from its own supply and demand factors. The market has gotten so thin as a result of collapsing supply that a handful of seemingly minor factors can have a dramatic impact on yields across the entire U.S. Treasury yield curve.(1)

In the overall bond market, yield spreads have narrowed and benchmark yield levels have dropped by nearly a percentage point during the period in response to evidence that underlying inflation risks have subsided and economic growth is slowing down from the rapid 6% annual pace of the past year. We think there is a good chance that the decline in yields has further to go. Yet, a host of technical and other considerations may stall the market or cause yields to rise temporarily, barring a dramatic new sign that the U.S. economic expansion is slowing below an expected 3% to 4% annual pace.

We think conditions appear favorable for interest rates. First, on the structural side, the massive federal surplus is fueling a collapse of U.S. Treasury supply.

-----------
1 The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

--------------------------------------------------------------------------------
3                                        2000 Semi-Annual Report to Shareholders

On the cyclical side, potential sources of inflation such as strong consumer growth and a tight labor market, appear to be moderating. However, there are temporary concerns, in the form of heavy private sector issuance, soaring energy costs and the upcoming Presidential and Congressional elections.

On the energy front, we believe that the recent price rises in this single sector may act more like a tax increase rather than as a spur to high prices throughout the economy. That is, as consumers spend more on gasoline and heating oil, they may moderate their spending on discretionary items. The spectacular productivity gains that have shown up this year have kept underlying inflation at extremely comfortable levels, with the "core consumption deflator," a favorite measure of Federal Reserve Board ("Fed") Chairman Alan Greenspan, running at a miniscule 0.8% annual rate for the past six months. A second key point, related to the first, is that we think the likelihood of significant additional Fed tightening appears to be minimal.

New issue supply continues to trail far behind levels reached in 1998 and 1999. Through mid-September 2000, volume was 21% lower than 1999 levels, whereas full-year 1999 issuance has already declined 21% from the 1998 peak. The main reason for the decline is the lack of refunding volume. With interest rates still higher than they were during 1998 and the first half of 1999, issuers have had little incentive to refund previous issues.

Individual investor demand for municipals has remained extremely strong, despite the recent easing of yields from early 2000 levels. Given the small size of the municipal bond market relative to the stock market, even a modest shift of assets out of stocks into municipals can create an enormous amount of new demand for municipal bonds. In short, we think municipal bonds appear to be attractively priced relative to underlying inflation rates, in an environment of very light supply and muted or near-dormant institutional demand.

GEORGIA PORTFOLIO'S PERFORMANCE AND INVESTMENT STRATEGY
The Georgia Portfolio seeks as high a level of current income exempt from federal income taxes and Georgia personal income taxes as is consistent with prudent investing.(2)

For the six months ended September 30, 2000, the Portfolio's Class A shares, without and with sales charges, returned 4.04% and a negative 0.14%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")(3) returned 3.97% for the same period.

-----------
2 Please note a portion of the income from the Portfolio may be subject to the ALTERNATIVE MINIMUM TAX ("AMT").

3 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        4

At the end of the period the Portfolio's largest holdings were concentrated in education bonds (16.9%), water and sewer bonds (14.0%) and escrowed to maturity bonds (10.1%).

GEORGIA ECONOMIC HIGHLIGHTS(4)

Georgia's economy continues to be one of the nation's most prosperous, due in large part to its conservative financial operations, superior debt management policies as well as the state's growing leadership in technology, communication and commerce. The Peachtree State's economic progress, which includes steady improvement in the state's economic diversification and income levels, are the main reasons why Georgia has an excellent credit standing.

Over the past few years, Georgia's economy has grown considerably. Most notably was this past year, with revenues for 1999-2000 increasing approximately 8% from the previous year, as compared to the budgeted amount, which was a little less than the collection in 1998-1999.

Georgia's economic outlook, in our opinion, remains extremely favorable. Georgia's trade, service, and transportation-oriented diversified economy should continue to generate superior revenue growth, and, that in turn should enable the state to meet its growing infrastructure needs.

PENNSYLVANIA PORTFOLIO'S PERFORMANCE AND INVESTMENT STRATEGY
The Pennsylvania Portfolio seeks as high a level of income exempt from federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing.(5)

For the six months ended September 30, 2000, the Portfolio's Class A shares, without and with sales charges, returned 4.52% and 0.32%, respectively. In comparison, the Lehman Index returned 3.97% for the same period.

At the end of the period the Portfolio's largest holdings were concentrated in hospital bonds (22.3%), education bonds (12.8%) and industrial development bonds (10.7%).

PENNSYLVANIA ECONOMIC HIGHLIGHTS(6)
Pennsylvania's economy has changed over the past decade and has made tremendous strides in the transformation of its economy. Pennsylvania combines the characteristics of both a northeastern and midwestern state. In recent years, the importance of the state's manufacturing sector has sharply declined as

-----------
4    Source: Fitch IBCA, Duff & Phelps.

5 Please note a portion of the income from this Portfolio may be subject to the ALTERNATIVE MINIMUM TAX ("AMT").

6    Sources: Fitch IBCA, Duff & Phelps


--------------------------------------------------------------------------------
5                                        2000 Semi-Annual Report to Shareholders
service industries continue to grow. While manufacturing remains more significant for Pennsylvania than the rest of the nation, the Commonwealth has been making a concerted effort to evolve from a "lumbering industrial-age giant" to a bona fide high-tech leader.

Pennsylvania's economy strengthened during the period and the state's debt position has improved consistently over the past few years. The state has completed eight years with surplus operations, and in the past five years, revenue has been well above estimates. We anticipate that this trend should continue for the remainder of 2000.

In our opinion, the economic outlook for Pennsylvania is positive because the state has targeted various areas of economic development, building reserves that have enabled the state to enjoy operating stability and further diversify its economy, with employment growth in all sectors. This, together with investment in infrastructure, in our opinion, may continue to improve Pennsylvania's future prospects.

In closing, thank you for investing in the Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios.

Sincerely,

/s/Peter M. Coffey

Peter M. Coffey
Vice President

October 11, 2000

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        6

                                GEORGIA PORTFOLIO


  HISTORICAL PERFORMANCE -- CLASS A SHARES

                       Net Asset Value
                     -------------------
                     Beginning    End of       Income   Capital Gain    Total
Period Ended         of Period    Period      Dividends Distributions Returns(1)
================================================================================
9/30/00               $12.40      $12.57        $0.32       $0.00         4.04%+
--------------------------------------------------------------------------------
3/31/00                13.43       12.40         0.62        0.00        (2.97)
--------------------------------------------------------------------------------
3/31/99                13.43       13.43         0.65        0.09         5.61
--------------------------------------------------------------------------------
3/31/98                12.48       13.43         0.67        0.08        13.85
--------------------------------------------------------------------------------
3/31/97                12.50       12.48         0.67        0.08         5.95
--------------------------------------------------------------------------------
3/31/96                12.10       12.50         0.70        0.05         9.67
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.10         0.62        0.00         6.29+
================================================================================
Total                                           $4.25       $0.30
================================================================================

  HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                     -------------------
                     Beginning    End of       Income   Capital Gain    Total
Period Ended         of Period    Period      Dividends Distributions Returns(1)
================================================================================
9/30/00               $12.40      $12.56        $0.29       $0.00         3.70%+
--------------------------------------------------------------------------------
3/31/00                13.42       12.40         0.55        0.00        (3.45)
--------------------------------------------------------------------------------
3/31/99                13.43       13.42         0.58        0.09         4.99
--------------------------------------------------------------------------------
3/31/98                12.47       13.43         0.60        0.08        13.39
--------------------------------------------------------------------------------
3/31/97                12.50       12.47         0.61        0.08         5.33
--------------------------------------------------------------------------------
3/31/96                12.11       12.50         0.65        0.05         9.08
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.27       12.11         0.49        0.00         2.88+
================================================================================
Total                                           $3.77       $0.30
================================================================================

  HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                     -------------------
                     Beginning    End of       Income   Capital Gain    Total
Period Ended         of Period    Period      Dividends Distributions Returns(1)
================================================================================
9/30/00               $12.39      $12.55        $0.29       $0.00         3.68%+
--------------------------------------------------------------------------------
3/31/00                13.41       12.39         0.54        0.00        (3.51)
--------------------------------------------------------------------------------
3/31/99                13.41       13.41         0.58        0.09         5.01
--------------------------------------------------------------------------------
3/31/98                12.46       13.41         0.59        0.08        13.23
--------------------------------------------------------------------------------
3/31/97                12.49       12.46         0.60        0.08         5.28
--------------------------------------------------------------------------------
3/31/96                12.09       12.49         0.64        0.05         9.12
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.06       12.09         0.56        0.00         5.11+
================================================================================
Total                                           $3.80       $0.30
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


--------------------------------------------------------------------------------
7                                        2000 Semi-Annual Report to Shareholders

                               GEORGIA PORTFOLIO


  AVERAGE ANNUAL TOTAL RETURNS

                                                    Without Sales Charges(1)
                                               ---------------------------------
                                               Class A     Class B     Class L
================================================================================
Six Months Ended 9/30/00+                          4.04%      3.70%       3.68%
--------------------------------------------------------------------------------
Year Ended 9/30/00                                 5.97       5.39        5.34
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                           5.93       5.38        5.32
--------------------------------------------------------------------------------
Inception* through 9/30/00                         6.43       5.59        5.76
================================================================================

                                                    With Sales Charges(2)
                                               ---------------------------------
                                               Class A     Class B     Class L
================================================================================
Six Months Ended 9/30/00+                         (0.14)%    (0.80)%      1.60%
--------------------------------------------------------------------------------
Year Ended 9/30/00                                 1.73       0.89        3.25
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                           5.07       5.21        5.10
--------------------------------------------------------------------------------
Inception* through 9/30/00                         5.77       5.59        5.60
================================================================================

  CUMULATIVE TOTAL RETURNS

                                                  Without Sales Charges(1)
                                               ---------------------------------
Class A (Inception* through 9/30/00)                       49.94%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/00)                       40.90
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/00)                       43.63
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------

Smith Barney Muni Funds                                                        8

  HISTORICAL PERFORMANCE (UNAUDITED)




               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
           GEORGIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX
                AND LEHMAN BROTHERS GEORGIA MUNICIPAL BOND INDEX+

================================================================================
                          April 1994 -- September 2000


Line chart:

            Lehman Brothers Georgia    Lehman Brothers
            Municipal Bond Index       Municipal Bond Index   Georgia Portfolio
4/4/94      10000                      10000                   9600
3/95        10795                      10744                  10204
3/96        11675                      11645                  11191
3/97        12289                      12278                  11857
3/98        13573                      13594                  13500
3/99        14362                      14437                  14257
3/00        14365                      14424                  13835
9/30/00     14963                      14997                  14394



  + Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2000. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
9                                        2000 Semi-Annual Report to Shareholders

                            PENNSYLVANIA PORTFOLIO


  HISTORICAL PERFORMANCE -- CLASS A SHARES

                        Net Asset Value
                     -------------------
                     Beginning    End of      Income   Capital Gain    Total
Period Ended         of Period    Period    Dividends Distributions Returns(1)
==============================================================================
9/30/00               $12.18      $12.38      $0.34       $0.00           4.52%+
------------------------------------------------------------------------------
3/31/00                13.44       12.18       0.66        0.02          (4.31)
------------------------------------------------------------------------------
3/31/99                13.54       13.44       0.69        0.15           5.61
------------------------------------------------------------------------------
3/31/98                12.66       13.54       0.69        0.11          13.52
------------------------------------------------------------------------------
3/31/97                12.62       12.66       0.71        0.00           6.11
------------------------------------------------------------------------------
3/31/96                12.40       12.62       0.72        0.05           8.08
------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.40       0.62        0.00           8.82+
==============================================================================
Total                                         $4.43       $0.33
==============================================================================

  HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                     -------------------
                     Beginning    End of     Income   Capital Gain    Total
Period Ended         of Period    Period    Dividends Distributions Returns(1)
=============================================================================
9/30/00               $12.17      $12.36      $0.31       $0.00          4.19%+
-----------------------------------------------------------------------------
3/31/00                13.42       12.17       0.59        0.02         (4.78)
-----------------------------------------------------------------------------
3/31/99                13.52       13.42       0.62        0.15          5.07
-----------------------------------------------------------------------------
3/31/98                12.64       13.52       0.62        0.11         12.97
-----------------------------------------------------------------------------
3/31/97                12.61       12.64       0.65        0.00          5.56
-----------------------------------------------------------------------------
3/31/96                12.39       12.61       0.66        0.05          7.61
-----------------------------------------------------------------------------
Inception* - 3/31/95   12.35       12.39       0.48        0.00          4.48+
=============================================================================
Total                                         $3.93       $0.33
=============================================================================

  HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                     -------------------
                     Beginning    End of      Income   Capital Gain    Total
Period Ended         of Period    Period    Dividends Distributions Returns(1)
==============================================================================
9/30/00               $12.16      $12.35      $0.31       $0.00           4.15%+
------------------------------------------------------------------------------
3/31/00                13.41       12.16       0.58        0.02          (4.83)
------------------------------------------------------------------------------
3/31/99                13.51       13.41       0.61        0.15           5.02
------------------------------------------------------------------------------
3/31/98                12.64       13.51       0.62        0.11          12.84
------------------------------------------------------------------------------
3/31/97                12.61       12.64       0.65        0.00           5.51
------------------------------------------------------------------------------
3/31/96                12.39       12.61       0.66        0.05           7.56
------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.39       0.56        0.00           8.14+
==============================================================================
Total                                         $3.99       $0.33
==============================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      10

                            PENNSYLVANIA PORTFOLIO


  AVERAGE ANNUAL TOTAL RETURNS

                                                    Without Sales Charges(1)
                                               --------------------------------
                                                 Class A     Class B    Class L
===============================================================================
Six Months Ended 9/30/00+                          4.52%      4.19%        4.15%
-------------------------------------------------------------------------------
Year Ended 9/30/00                                 4.67       4.11         4.05
-------------------------------------------------------------------------------
Five Years Ended 9/30/00                           5.53       4.99         4.93
-------------------------------------------------------------------------------
Inception* through 9/30/00                         6.40       5.47         5.79
===============================================================================

                                                    With Sales Charges(2)
                                               --------------------------------
                                               Class A     Class B      Class L
===============================================================================
Six Months Ended 9/30/00+                          0.32%     (0.31)%       2.14%
-------------------------------------------------------------------------------
Year Ended 9/30/00                                 0.50      (0.34)        2.00
-------------------------------------------------------------------------------
Five Years Ended 9/30/00                           4.67       4.83         4.71
-------------------------------------------------------------------------------
Inception* through 9/30/00                         5.74       5.47         5.63
===============================================================================

  CUMULATIVE TOTAL RETURNS

                                                    Without Sales Charges(1)
===============================================================================
Class A (Inception* through 9/30/00)                                      49.66%
-------------------------------------------------------------------------------
Class B (Inception* through 9/30/00)                                      39.74
-------------------------------------------------------------------------------
Class L (Inception* through 9/30/00)                                      44.14
===============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
11                                      2000 Semi-Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

              GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
        PENNSYLVANIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX
            AND LEHMAN BROTHERS PENNSYLVANIA MUNICIPAL BOND INDEX+

================================================================================
                         April 1994 -- September 2000


Line chart:
              Lehman Brothers Penn.   Lehman Brothers
              Muni Bond Index         Muni Bond Index      Pennsyvania Portfolio
4/4/94        10000                   10000                 9600
3/95          10795                   10744                10447
3/96          11638                   11645                11290
3/97          12282                   12278                11980
3/98          13529                   13594                13601
3/99          14341                   14437                14364
3/00          14297                   14424                13745
9/30/00       14933                   14997                14367


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2000. The Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.




--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       12

  SCHEDULES OF INVESTMENTS (UNAUDITED)                     SEPTEMBER 30, 2000


                               GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                    VALUE
=============================================================================================
EDUCATION -- 16.9%
$1,000,000  AA       Fulton County School District, 5.375% due 1/1/18              $  995,000
                     Private Colleges & Universities Authority Revenue:
 1,000,000  AAA        Agnes Scott College Project, MBIA-Insured,
                         4.750% due 6/1/28                                            845,000
                       Emory University Project, Series A:
 1,000,000  Aa1*         5.500% due 11/1/24                                           982,500
 2,000,000  Aa1*         5.500% due 11/1/31                                         1,942,500
 1,000,000  A          Mercer Housing Corp. Project, Series A, ASA-Insured,
                         5.375% due 6/1/17                                            958,750
   750,000  BBB      Puerto Rico Industrial Tourist Educational, Medical &
                       Environmental Control Facilities Finance Authority,
                         (Ana G. Mendez University System Project),
                         5.375% due 2/1/19                                            702,187
   250,000  A1*      Rockdale County School District, 6.000% due 1/1/04               260,000
 1,000,000  BBB-     Savannah EDA, (College of Art & Design Inc. Project),
                         6.800% due 10/1/19                                         1,032,500
 1,000,000  A        Savannah EDA, Student Housing Revenue, (University
                         Finding Foundation Project), Series A, ASA-Insured,
                         6.750% due 11/15/20                                        1,043,750
 1,000,000  A        Virgin Islands University, Refunding and Improvement,
                         Series A, ACA-Insured, 6.000% due 12/1/24                  1,007,500
---------------------------------------------------------------------------------------------
                                                                                    9,769,687
---------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 10.1%
   140,000  AAA*     Athens Water & Sewer Revenue, 10.000% due 7/1/01                 145,620
   885,000  AAA      Burke County Development Authority, PCR, (Oglethorpe
                         Power Co. Vogtle Project), MBIA-Insured,
                         7.500% due 1/1/03                                            918,188
                     Cobb County Kennestone Hospital Authority Revenue,
                         MBIA-Insured:
    75,000  AAA          10.250% due 2/1/02                                            78,375
   305,000  AAA          Series 86A, 7.750% due 2/1/07                                337,025
 1,875,000  Aaa*     Colquitt County Development Authority Revenue,
                         Southern Care Corp., Sub-Series C,
                         zero coupon due 12/1/21                                      473,438
 1,175,000  AAA      Columbus Medical Center Hospital Authority Revenue,
                         Anticipation Certificates, 7.750% due 7/1/10               1,371,813
   290,000  AAA      Fulton County Water & Sewer Revenue, FGIC-Insured,
                         6.375% due 1/1/14                                            321,538
   470,000  AAA      Puerto Rico Commonwealth Aqueduct & Sewer Authority
                         Revenue, 10.250% due 7/1/09                                  596,313
   100,000  Aaa*     Richmond County Water and Sewer Revenue,
                         9.875% due 4/1/02                                            104,750
 1,000,000  Aaa*     Savannah EDA, Southern Care Corp., Series A,
                         zero coupon due 12/1/21                                      246,250

                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
13                                      2000 Semi-Annual Report to Shareholders

  SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2000

                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                    VALUE
=============================================================================================

ESCROWED TO MATURITY (B) -- 10.1% (CONTINUED)
$  640,000  AAA      Tri City Hospital Authority Revenue,
                       South Fulton Hospital,
                       FGIC-Insured, 10.250% due 7/1/06                            $  757,600
 2,000,000  Aaa*     Washington Wilkes Payroll Development Authority Revenue,
                       Southern Care Corp., Series C, zero
                       coupon due 12/1/21                                             512,500
---------------------------------------------------------------------------------------------
                                                                                    5,863,410
---------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 4.7%
 1,000,000  AAA      Georgia State, Series B, 5.750% due 8/1/17                     1,040,000
   500,000  AA       Jefferson, 5.900% due 2/1/25                                     508,750
   300,000  AA-      Marietta, 9.300% due 1/1/01                                      303,453
 1,000,000  AAA      Puerto Rico Commonwealth, Public Improvement,
                       AMBAC-Insured, 4.500% due 7/1/23                               857,500
---------------------------------------------------------------------------------------------
                                                                                    2,709,703
---------------------------------------------------------------------------------------------
HOSPITALS -- 2.6%
 1,000,000  Aaa*     Newton County Hospital Authority Revenue, (Newton
                       Health System Project), AMBAC-Insured,
                       6.100% due 2/1/24                                            1,026,250
   500,000  BBB-     Puerto Rico Industrial Tourist Educational, Medical &
                       Environmental Control Facilities Finance
                       Authority, (Ryder Memorial Hospital Project),
                       Series A, 6.700% due 5/1/24                                    484,375
---------------------------------------------------------------------------------------------
                                                                                    1,510,625
---------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 9.0%
   500,000  AAA      Acworth Housing Authority Revenue, (Wingate Falls
                       Apartments Project), FSA-Insured,
                       6.125% due 3/1/17 (c)                                          513,750
 1,040,000  B        Atlanta Urban Residential Finance Authority, Multi-Family
                       Housing Revenue, Cascade Pines Housing Project,
                       6.250% due 9/1/10 (c)                                        1,081,600
 1,000,000  Baa1*    Clayton County Housing Authority, Multi-Family Housing
                       Revenue, (Magnolia Park Apartments Project),
                       Series A, 6.125% due 6/1/24                                    932,500
   230,000  A        Cobb County Housing Authority Refunding, (Signature
                       Place Project), Series A, 6.875% due 10/1/17                   238,050
                     De Kalb County Housing Authority, Multi-Family Housing
                       Revenue, Series A:
 1,000,000  Aa2*         Friendly Hills Apartments, FHA-Insured,
                           7.050% due 1/1/39 (c)                                    1,088,750
   300,000  AAA          Valley Brook Apartments Project, MBIA/FHA-Insured,
                           7.750% due 1/1/26                                          309,710
 1,000,000  AAA      Lawrenceville Housing Authority, Multi-Family
                        Revenue, (Knollwood Park Apartments Project),
                        FNMA-Collateralized, 6.250% mandatory tender
                        6/1/29 (c)                                                  1,036,250
---------------------------------------------------------------------------------------------
                                                                                    5,200,610
---------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
  Smith Barney Muni Funds                                                  14

  SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2000

                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                    VALUE
=============================================================================================
HOUSING: SINGLE-FAMILY -- 5.6%
$2,000,000  Aaa*     East Point Building Authority Revenue, FSA-Insured,
                       zero coupon due 2/1/20                                      $  640,000
   115,000  AAA      Fulton County Housing Authority, Single-Family Mortgage
                       Revenue, Series A, GNMA-Collateralized,
                       6.600% due 3/1/28 (c)                                          118,162
 1,700,000  AAA      Georgia State HFA, Single-Family Mortgage Revenue,
                       Series A-2, FHA/VA-Insured, 6.550%
                       due 12/1/27 (c)                                              1,748,875
   210,000  AA+      Georgia State Residential Finance Authority, Home
                       Ownership Mortgage, Series A, FHA/VA-Insured,
                       7.250% due 12/1/21 (c)                                         218,663
   310,000  AAA      Puerto Rico Housing Bank & Finance Agency,
                       Single-Family Mortgage, Affordable Housing Mortgage,
                       Portfolio I, GNMA/FHLMC-Collateralized,
                       6.250% due 4/1/29 (c)                                          318,913
   210,000  AAA      Virgin Islands HFA Refunding, Single-Family Mortgage
                       Revenue, Series A, GNMA-Collateralized,
                       6.450% due 3/1/16 (c)                                          217,875
---------------------------------------------------------------------------------------------
                                                                                    3,262,488
---------------------------------------------------------------------------------------------
LIFE-CARE -- 2.0%
   660,000  BBB+     Fulton County Residential Care Facilities, (Canterbury
                       Court Project), 6.300% due 10/1/24                             579,975
   615,000  NR       Savannah EDA, First Mortgage, Senior Care Group Inc.,
                       Shadowmoss, Series A, 6.750% due 7/1/10                        586,555
---------------------------------------------------------------------------------------------
                                                                                    1,166,530
---------------------------------------------------------------------------------------------
MISCELLANEOUS -- 12.6%
 1,000,000  Aaa*     Albany Dougherty Inner City Authority, (Public Purpose
                       Project), AMBAC-Insured, 5.625% due 1/1/16                   1,012,500
 1,000,000  AAA      Association County Commoners, Leasing Program,
                       (Rockdale County Public Purpose Project),
                       AMBAC-Insured, 5.625% due 7/1/20                             1,000,000
 1,000,000  AAA      Fulton County Facilities Corp., (Fulton County Public
                       Purpose Project), 5.500% due 11/1/18                           993,750
 2,000,000  AAA      Georgia Local Government, Public Improvement Grant,
                       Series A, MBIA-Insured, 4.750% due 6/1/28                    1,690,000
   500,000  BBB      Puerto Rico Housing Bank & Finance Agency,
                       7.500% due 12/1/06                                             555,000
 1,000,000  BBB      Puerto Rico Industrial Tourist Educational, Medical &
                       Environmental Control Facilities Finance Authority,
                       (San Lucas & Cristo Project), Series A,
                       5.750% due 6/1/19                                              873,750
   200,000  Baa2*    Puerto Rico Port Authority Revenue, (Special Facilities
                       American Airlines), Series A, 6.250% due
                       6/1/26 (c)                                                     202,000
 1,000,000  NR       Virgin Islands Public Finance Authority Revenue,
                       Series E, 6.000% due 10/1/22                                   946,250
---------------------------------------------------------------------------------------------
                                                                                    7,273,250
---------------------------------------------------------------------------------------------


                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
15                                      2000 Semi-Annual Report to Shareholders

  SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2000

                               GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                 VALUE
==========================================================================================

POLLUTION CONTROL -- 8.3%
$1,000,000  Baa2*    Effingham County Development Authority, Solid Waste
                       Disposal Revenue, (Fort James Project),
                       5.625% due 7/1/18 (c)                                    $  923,750
   500,000  A        Monroe County Development Authority PCR, (Oglethorpe
                       Power Co. Scherer Project), Series A,
                       6.800% due 1/1/12                                           545,625
 2,000,000  BBB+     Richmond County Development Authority, Solid Waste
                       Disposal Revenue, (International Paper Project),
                       Series A, 5.400% due 2/1/23 (c)                           1,785,000
 1,000,000  NR       Rockdale County Development Authority, Solid Waste
                       Disposal Revenue, (Visy Paper Project),
                       7.500% due 1/1/26 (c)                                     1,032,500
   500,000  Baa1*    Savannah EDA, Refunding, PCR, (Union Camp Corp.
                       Project),  6.150% due 3/1/17                                502,500
------------------------------------------------------------------------------------------
                                                                                 4,789,375
------------------------------------------------------------------------------------------
PRE-REFUNDED (D) -- 2.8%
 1,000,000              AAA Fulton County Multi-Family Housing
                       Authority Revenue, (Concorde Place
                       Apartment Project), Series A, (Call
                       7/1/06 @ 102), 6.300% due 7/1/16 (c)                      1,088,750
   500,000  Ba1*     Savannah Hospital Authority Revenue Refunding &
                       Improvement, Candler Hospital, (Call 1/1/03 @ 100),
                       7.000% due 1/1/11                                           534,375
------------------------------------------------------------------------------------------
                                                                                 1,623,125
------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 2.2%
   250,000  AAA      Butts County COP, MBIA-Insured, 6.750% due 12/1/14  270,000
 1,000,000  AAA      Cobb-Marietta Counties Coliseum & Exhibit Hall Authority
                       Revenue, MBIA-Insured, 5.625% due 10/1/26                 1,001,250
------------------------------------------------------------------------------------------
                                                                                 1,271,250
------------------------------------------------------------------------------------------
SOLID WASTE -- 1.5%
 1,000,000  AA       Albany Dougherty Payroll Development Authority, Solid
                       Waste Disposal Revenue, Procter & Gamble Paper
                       Products, 5.200% due 5/15/28 (c)                            902,500
------------------------------------------------------------------------------------------
TRANSPORTATION -- 4.1%
 1,000,000  AAA      Atlanta Airport Refunding Revenue,
                       Series A, FGIC-Insured,
                       5.500% due 1/1/26                                           975,000
   250,000  AAA      Metropolitan Atlanta Rapid Transit Authority Revenue
                       Refunding, Series P, AMBAC-Insured, 6.250%
                       due 7/1/20                                                  270,312
 1,250,000  AAA      Puerto Rico Commonwealth Highway & Transportation
                       Authority Highway Revenue, Series Y, MBIA-Insured,
                       5.000% due 7/1/36                                         1,140,625
------------------------------------------------------------------------------------------
                                                                                 2,385,937
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      16

  SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2000

                               GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                 VALUE
==========================================================================================
UTILITIES -- 3.6%
$  500,000  AAA      Georgia Municipal Electric Authority Power Revenue,
                       Series EE, AMBAC-Insured, 7.250% due 1/1/24              $  602,500
   500,000  A-       Georgia Municipal Gas Authority Revenue, (Southern
                       Storage Gas Project), 6.300% due 7/1/09                     528,125
 1,000,000  AAA      Guam Power Authority Revenue, Series A, MBIA-Insured,
                       5.250% due 10/1/34                                          945,000
------------------------------------------------------------------------------------------
                                                                                 2,075,625
------------------------------------------------------------------------------------------
WATER AND SEWER -- 14.0%
                     Atlanta Water & Wastewater Revenue, Series A,
                       FGIC-Insured:
 1,000,000  AAA          5.500% due 11/1/19                                      1,005,000
 2,000,000  AAA          5.000% due 11/1/38                                      1,757,500
 1,000,000  AAA      Augusta Water & Sewer Revenue, FSA-Insured,
                       5.250% due 10/1/30                                          941,250
   500,000  A+       Cartersville Development Authority Revenue Refunding,
                       Sewer Facilities, Anheuser Busch, 6.125% due
                       5/1/27 (c)                                                  504,375
 1,000,000  AAA      Columbia County Water & Sewer Revenue, FGIC-Insured,
                       5.500% due 6/1/25                                           978,750
 1,000,000  AA       De Kalb County Water & Sewer Revenue,
                       5.000% due 10/1/28                                          901,250
    10,000  AAA      Fulton County Water & Sewer Revenue, FGIC-Insured,
                       6.375% due 1/1/14                                            10,987
   500,000  AAA      Milledgeville Water & Sewer Revenue, FSA-Insured,
                       6.000% due 12/1/21                                          527,500
 1,500,000  AAA      Rockdale County Water & Sewer Authority Revenue,
                       Series A, MBIA-Insured, 5.500% due 7/1/25                 1,468,125
------------------------------------------------------------------------------------------
                                                                                 8,094,737
------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $57,219,505**)                                    $57,898,852
==========================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) which are rated by Moody's Investors Service Inc.

(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.

          See pages 23 and 24 for definitions of ratings and certain security definitions.


                       SEE NOTES TO FINANCIAL STATEMENTS.



--------------------------------------------------------------------------------
17                                       2000 Semi-Annual Report to Shareholders

  SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2000

                            PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                 VALUE
==========================================================================================
EDUCATION -- 12.8%
$1,615,000  AAA      Erie School District, Capital Appreciation, Refunding,
                       FSA-Insured, zero coupon due 9/1/18                      $  579,381
 4,000,000  AAA      Erie School District, Capital Appreciation, AMBAC-Insured,
                       zero coupon due 9/1/30                                      690,000
                     Mckeesport Area School District, Capital Appreciation,
                       Series C, AMBAC-Insured:
 1,310,000  AAA          Zero coupon due 10/1/17                                   499,438
 3,000,000  AAA          Zero coupon due 10/1/20                                   941,250
 2,340,000  AAA          Zero coupon due 10/1/28                                   450,450
 1,400,000  AAA      Pennsylvania Cambria School District, Capital Appreciation,
                       FGIC-Insured, zero coupon due 8/15/23                       367,500
                     Pennsylvania State Higher Education Facilities
                       Authority Revenue:
 1,000,000  A-           Drexel University, 6.000% due 5/1/29                    1,003,750
   640,000  AAA          Thomas Jefferson University, AMBAC-Insured,
                           5.000% due 7/1/19                                       596,000
 1,250,000  NR       Philadelphia Hospitals & Higher Education Facilities
                       Authority Revenue, Chestnut Hill College,
                       6.000% due 10/1/29                                        1,095,313
 2,000,000  AAA      Philadelphia School District, Series A, MBIA-Insured,
                       4.500% due 4/1/23                                         1,670,000
------------------------------------------------------------------------------------------
                                                                                 7,893,082
------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 7.5%
   390,000  NR       Allegheny County Hospital Development Authority Revenue,
                       Montefiore Hospital Association Western Pennsylvania,
                       6.875% due 7/1/09                                           422,175
   325,000  AAA      Berks County Municipal Hospital Authority Revenue,
                       (General Hospital Project), 9.500% due 7/1/05               363,593
 1,525,000  AAA      Cambria County Hospital Development Authority,
                       Conemaugh Valley Memorial Hospital,
                       7.625% due 9/1/11                                         1,738,500
 1,000,000  Aaa*     Erie Sewer Authority Revenue, MBIA-Insured,
                       6.000% due 6/1/21                                         1,031,250
   365,000  AAA      Lewisburg Area School District Building, AMBAC-Insured,
                       9.750% due 2/15/04                                          401,500
    65,000  AAA      Pennsylvania State Educational Facilities Authority,
                       College & University Revenue, Temple University,
                       MBIA-Insured, 9.375% due 6/15/03                             65,206
   150,000  AAA      Scranton-Lackawanna Health & Welfare Authority Revenue,
                       (Scranton University Project), AMBAC-Insured,
                       10.000% due 10/1/03                                         162,938


                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      18

  SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2000

                            PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                 VALUE
==========================================================================================
ESCROWED TO MATURITY (B) -- 7.5% (CONTINUED)
$  190,000  AAA      Southeastern Greene School District, 9.375%
                       due 7/1/03                                               $  202,825
    70,000  AAA      West Chester Sewer Revenue, 9.750% due 5/1/07                  82,425
   165,000  AAA      York County GO, Refunding, AMBAC-Insured,
                       8.875% due 6/1/06                                           186,038
------------------------------------------------------------------------------------------
                                                                                 4,656,450
------------------------------------------------------------------------------------------
FINANCE -- 1.7%
 1,000,000  BBB-     Virgin Islands Public Finance Authority Revenue, Gross
                       Receipts Taxes, Series A, 6.500% due 10/1/24              1,030,000
------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 8.4%
 4,185,000  AAA      Erie County GO, Capital Appreciation, Series B,
                       zero coupon due 11/15/18                                  1,480,443
 1,500,000  AAA      Lancaster County GO, Series A, FGIC-Insured,
                       4.500% due 5/1/28                                         1,218,750
 1,000,000  AAA      Philadelphia GO, 5.000% due 3/15/28                           890,000
   970,000  AAA      Philadelphia GO, Refunding, FGIC-Insured,
                       4.750% due 5/15/20                                          853,600
 2,000,000  AAA      Westmoreland County GO, Capital Appreciation,
                       FGIC-Insured, zero coupon due 12/1/18                       707,500
------------------------------------------------------------------------------------------
                                                                                 5,150,293
------------------------------------------------------------------------------------------
HOSPITAL -- 22.3%
   500,000  AAA      Allegheny County Hospital Development Authority Revenue,
                       (General Hospital Project), Series A, MBIA-Insured,
                       6.250% due 9/1/20                                           541,875
   180,000  AAA      Allegheny County Hospital Development Authority
                       Revenue, Magee Womans Hospital,
                       10.125% due 10/1/02                                         190,800
 1,000,000  BBB      Allentown Area Hospital Authority Revenue, Sacred Heart
                       Hospital, Series A, 6.750% due 11/15/14                     988,750
 1,000,000  NR       Chartiers Valley Industrial & Commercial Development
                       Authority Refunding, Mortgage Revenue, Asbury Health
                       Center, 6.375% due 12/1/19                                  875,000
 1,000,000  AAA      Delaware County Health System Authority Revenue,
                       Catholic Health East, Series A, AMBAC-Insured,
                       4.875% due 11/15/26                                         858,750
 1,260,000  AA       Erie County Hospital Authority Health Facilities Revenue,
                       (St. Marys Home Project), Asset Guaranteed,
                       6.000% due 8/15/23                                        1,267,875
 1,000,000  AA       Geisinger County Health System Authority, Series A,
                       5.000% due 8/15/28                                          848,750
 1,000,000  BBB+     Hazelton Health Services Authority Revenue, St. Joseph's
                       Medical Center, 6.200% due 7/1/26                           887,500


                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
19                                       2000 Semi-Annual Report to Shareholders

  SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2000

                            PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                 VALUE
==========================================================================================
HOSPITAL -- 22.3% (CONTINUED)
$1,000,000  BBB      Horizon Hospital System Authority Revenue, Horizon
                       Hospital Systems Inc., 6.350% due 5/15/26                $  911,250
 1,000,000  AAA      Lehigh County General Purpose Authority Revenues,
                       Hospital-Lehigh Valley Health Network, Series A,
                       MBIA-Insured, 5.250% due 7/1/29                             908,750
   500,000  NR       Montgomery County Higher Education & Health
                       Authority Revenue, Temple Continuing Care Center,
                       6.750% due 7/1/29                                           441,875
 1,000,000  NR       Philadelphia Authority for Industrial Development, Health
                       Care Facility Revenue, Baptist Home of Philadelphia,
                       Series A, 5.600% due 11/15/28                               785,000
   295,000  AAA      Philadelphia Hospital & Higher Education Facilities
                       Authority, Hospital Revenue, Series A, FHA-Insured,
                       5.300% due 1/1/18                                           275,087
   525,000  AA       Potter County Hospital Authority Revenue, Asset Guaranty,
                       6.050% due 8/1/24                                           535,500
   500,000  BBB-     Ryder Memorial Hospital Project, Series A,
                       6.700% due 5/1/24                                           484,375
                     Scranton-Lackawanna Health & Welfare Authority Revenue:
   500,000  BBB-       Allied Services Rehabilitation Hospitals, (Project-A),
                         7.600% due 7/15/20                                        520,625
 1,000,000  NR         Lackawanna Junior College, 5.750% due 11/1/20               870,000
   750,000  BBB-       Moses Taylor Hospital Project, 6.250% due 7/1/20            648,750
 1,000,000  AA-      St. Mary Hospital Authority, Bucks County, Catholic
                       Health Initiatives, Series A, 5.000% due 12/1/18            896,250
------------------------------------------------------------------------------------------
                                                                                13,736,762
------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 0.3%
   205,000  AAA      Pittsburgh Urban Redevelopment Authority, Mortgage
                       Revenue, Series B, FNMA/GNMA-Collateralized,
                       6.950% due 10/1/10 (c)                                      212,688
------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 8.8%
                     Allegheny County Residential Mortgage Refunding,
                       Single-Family Housing, GNMA-Collateralized:
 1,000,000  Aaa*         Series FF-2, 6.000% due 11/1/31 (c)                     1,001,250
 1,000,000  Aaa*         Series II-2, 5.900% due 11/1/32 (c)                       982,500
   970,000  Aaa*         Series Z, 6.875% due 5/1/26 (c)                         1,019,712
 1,445,000  Aaa*         Series Z,  zero coupon due 5/1/27 (c)                     204,106
 1,500,000  AA+      Pennsylvania HFA, Single-Family Housing Mortgage
                       Revenue, Series 40, 6.900% due 4/1/25 (c)                 1,560,000
   635,000  AAA      Puerto Rico Single-Family Housing Mortgage Revenue,
                       GNMA/FNMA/FHLMC-Collateralized,
                       6.250% due 4/1/29 (c)                                       653,256
------------------------------------------------------------------------------------------
                                                                                 5,420,824
------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       20

  SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2000

                            PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                 VALUE
==========================================================================================
INDUSTRIAL DEVELOPMENT -- 10.7%
$1,000,000  Baa1*    Allegheny County IDA, Refunding, Environmental
                       Improvement, USX Corp., Series A, 6.700%
                       due 12/1/20                                              $1,016,250
 1,000,000  BBB+     Bradford County IDA, Solid Waste,
                       International Paper Co.,
                       Series A, 6.600% due 3/1/19 (c)                           1,018,750
 1,000,000  BB-      Delaware County IDA, Revenue, Resource Recovery Facility,
                       Series A, 6.200% due 7/1/19                                 897,500
 1,000,000  BBB+     Erie County IDA, Environmental Improvement Revenue,
                       (International Paper Co. Project), Series A,
                       7.625% due 11/1/18 (c)                                    1,073,750
 1,650,000  NR       Lancaster IDA, Revenue, Garden Spot Village Project,
                       Series A, 7.625% due 5/1/31                               1,662,375
 1,000,000  NR       Pennsylvania Economic Development Finance Authority
                       Facilities Revenue, National Gypsum Co., Series A,
                       6.250% due 11/1/27 (c)                                      912,500
------------------------------------------------------------------------------------------
                                                                                 6,581,125
------------------------------------------------------------------------------------------
LIFE-CARE -- 6.7%
                     Montgomery County IDA, Retirement Community Revenue:
 1,500,000  A-         5.250% due 11/15/28                                       1,246,875
 1,500,000  A-         Series A, 5.875% due 11/15/22                             1,391,250
 1,000,000  A-         Series B, 5.625% due 11/15/12                               956,250
   610,000  AA       Schuykill County IDA, Revenue, Charity Obligation Group,
                       Series A, 5.000% due 11/1/28                                517,738
------------------------------------------------------------------------------------------
                                                                                 4,112,113
------------------------------------------------------------------------------------------
MISCELLANEOUS -- 9.4%
                     Dauphin County General Authority:
 1,255,000  NR         Hotel & Conference Center, Hyatt Regency,
                         6.200% due 1/1/29                                       1,145,188
 1,000,000  NR         Office & Package, Riverfront Office, 6.000%
                         due 1/1/25                                                922,500
 2,000,000  AAA      Delaware Valley Regional Finance Authority, Local
                       Government Revenue, Series A, AMBAC-Insured,
                       5.500% due 8/1/28                                         1,967,500
 1,000,000  AAA      Pittsburgh & Allegheny County Public Auditorium,
                       Regional Asset District Sales Tax, AMBAC-Insured,
                       5.000% due 2/1/24                                           908,750
 1,000,000  BBB      Puerto Rico Industrial, Tourist, Educational, Medical &
                       Environmental Control Facilities, (San Lucas & Cristo
                       Project), Series A, 5.750% due 6/1/19                       873,750
------------------------------------------------------------------------------------------
                                                                                 5,817,688
------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.8%
   500,000  BBB-     Pennsylvania EDA, Resource Recovery Revenue,
                       (Colver Project), Series D, 7.150%
                       due 12/1/18 (c)                                             515,625
------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
21                                      2000 Semi-Annual Report to Shareholders

  SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)         SEPTEMBER 30, 2000

                            PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(A)                       SECURITY                                 VALUE
==========================================================================================
PRE-REFUNDED (E) -- 0.2%
$  100,000  Aaa*     Philadelphia Hospital Revenue, (United Hospital Inc.
                       Project), (Call 7/1/05 @ 100), 10.875%
                       due 7/1/08                                              $   119,000
------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 3.6%
   500,000  A-       Allegheny County Redevelopment Authority Tax
                       Increment Revenue, Waterfront Project, Series A,
                       6.300% due 12/15/18                                         505,000
                     Harrisburg Redevelopment Authority, FSA-Insured:
 1,750,000  AAA        Zero coupon due 5/1/17                                      708,750
 2,750,000  AAA        Zero coupon due 5/1/19                                      979,687
------------------------------------------------------------------------------------------
                                                                                 2,193,437
------------------------------------------------------------------------------------------
SOLID WASTE -- 1.5%
 1,000,000  BB-      New Morgan IDA, Solid Waste Disposal, Browning Ferris
                       Industries Inc., 6.500% due 4/1/19 (c)                      923,750
------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.2%
   920,000  AAA      Delaware River Port Authority, (Port District Project),
                       Series B, MBIA-Insured, 5.000% due 1/1/26                   836,050
 1,250,000  AAA      Puerto Rico Commonwealth Highway & Transportation
                       Authority Revenue, Series Y, MBIA-Insured,
                       5.000% due 7/1/36                                         1,140,625
------------------------------------------------------------------------------------------
                                                                                 1,976,675
------------------------------------------------------------------------------------------
UTILITIES -- 2.1%
   400,000  AAA      Guam Power Authority Revenue, Series A,
                       6.750% due 10/1/24 (d)                                      442,500
 1,000,000  AAA      Philadelphia Gas Works Revenue, Second Series,
                       FSA-Insured, 5.000% due 7/1/29                              892,500
------------------------------------------------------------------------------------------
                                                                                 1,335,000
------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $63,388,400**)                                    $61,674,512
==========================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.

(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(e) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

 ** Aggregate cost for Federal income tax purposes is substantially the same.

           See pages 23 and 24 for definitions of ratings and certain security definitions.


                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       22

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A  --    Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB --    Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Moody's Investors Service Inc.
("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.




--------------------------------------------------------------------------------
  23                                  2000 Semi-Annual Report to Shareholders

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

BBB -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

  SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.
P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1-- Moody's highest rating for issues having demand feature-- VRDO.
VMIG 2-- Moody's second highest rating for issues having a demand feature--
         VRDO.

  SECURITY DESCRIPTIONS (UNAUDITED)

ABAG        --    Association of Bay Area Governments
ACA         --    American Capital Assurance
AIG         --    American International Guaranty
AMBAC       --    AMBAC Indemnity Corporation
BAN         --    Bond Anticipation Notes
BIG         --    Bond Investors Guaranty
CGIC        --    Capital Guaranty Insurance Company
CHFCLI      --    California Health Facility Construction Loan Insurance
CONNIE LEE  --    College Construction Loan Insurance Association
COP         --    Certificate of Participation
EDA         --    Economic Development Authority
ETM         --    Escrowed to Maturity
FGIC        --    Financial Guaranty Insurance Company
FHA         --    Federal Housing Administration
FHLMC       --    Federal Home Loan Mortgage Corporation
FLAIRS      --    Floating Adjustable Interest Rate Securities
FNMA        --    Federal National Mortgage Association
FRTC        --    Floating Rate Trust Certificates
FSA         --    Financial Security Assurance
GIC         --    Guaranteed Investment Contract
GNMA        --    Government National Mortgage Association
GO          --    General Obligation
HDC         --    Housing Development Corporation
HFA         --    Housing Finance Authority
IDA         --    Industrial Development Agency
IDB         --    Industrial Development Board
IDR         --    Industrial Development Revenue
INFLOS      --    Inverse Floaters
LOC         --    Letter of Credit
MBIA        --    Municipal Bond Investors Assurance Corporation
MVRICS      --    Municipal Variable Rate Inverse Coupon Security
PCR         --    Pollution Control Revenue
RAN         --    Revenue Anticipation Notes
RIBS        --    Residual Interest Bonds
RITES       --    Residual Interest Tax-Exempt Securities
SYCC        --    Structured Yield Curve Certificate
TAN         --    Tax Anticipation Notes
TECP        --    Tax-Exempt Commercial Paper
TOB         --    Tender Option Bonds
TRAN        --    Tax and Revenue Anticipation Notes
VA          --    Veterans Administration
VRWE        --    Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      24

  STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)         SEPTEMBER 30, 2000

                                                       GEORGIA     PENNSYLVANIA
                                                     PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $57,219,505 and
    $63,388,400, respectively)                    $ 57,898,852     $ 61,674,512
  Interest receivable                                1,017,701        1,103,440
  Receivable for securities sold                       224,270          120,000
  Receivable for Fund shares sold                        4,893          161,413
--------------------------------------------------------------------------------
  TOTAL ASSETS                                      59,145,716       63,059,365
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                    244,464          278,277
  Management fees payable                               47,613           30,749
  Payable to bank                                       42,472           19,799
  Distribution fees payable                              3,898            4,855
  Accrued expenses                                      32,856          135,203
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                    371,303          468,883
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                  $ 58,774,413     $ 62,590,482
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest      $      4,676     $      5,061
  Capital paid in excess of par value               59,950,696       66,152,203
  Undistributed net investment income                   22,398           49,736
  Accumulated net realized loss from security
    transactions                                    (1,882,704)      (1,902,630)
  Net unrealized appreciation (depreciation) of
    investments                                        679,347       (1,713,888)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                  $ 58,774,413     $ 62,590,482
================================================================================
SHARES OUTSTANDING:
  Class A                                            3,326,630        2,137,471
--------------------------------------------------------------------------------
  Class B                                              873,450        2,189,787
--------------------------------------------------------------------------------
  Class L                                              475,898          733,609
--------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                  $      12.57     $      12.38
--------------------------------------------------------------------------------
  Class B *                                       $      12.56     $      12.36
--------------------------------------------------------------------------------
  Class L **                                      $      12.55     $      12.35
--------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net
    asset value)                                  $      13.09     $      12.90
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net
    asset value)                                  $      12.68     $      12.47
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                       SEE NOTES TO FINANCIAL STATEMENTS.



--------------------------------------------------------------------------------
25                                       2000 Semi-Annual Report to Shareholders

  STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

                                                       GEORGIA     PENNSYLVANIA
                                                     PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                         $ 1,761,301      $ 1,903,276
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                             132,699          138,061
  Distribution fees (Note 4)                            88,017          136,484
  Shareholder and system servicing fees                 13,612           16,454
  Shareholder communications                             9,475           11,719
  Audit and legal                                        7,979            7,480
  Pricing service fees                                   6,483            5,485
  Registration fees                                      4,987            3,989
  Custody                                                1,198            1,995
  Trustees' fees                                           997            1,496
  Other                                                  3,990            4,240
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                       269,437          327,403
  Less: Management fee waiver (Note 4)                      --          (61,360)
--------------------------------------------------------------------------------
  NET EXPENSES                                         269,437          266,043
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                1,491,864        1,637,233
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                             11,251,139       11,772,955
    Cost of securities sold                         11,322,707       12,078,093
--------------------------------------------------------------------------------
  NET REALIZED LOSS                                    (71,568)        (305,138)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of period                               (225,301)      (2,958,996)
    End of period                                      679,347       (1,713,888)
--------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) 904,648        1,245,108
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                833,080          939,970
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS             $ 2,324,944      $ 2,577,203
================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      26

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2000

GEORGIA PORTFOLIO                                      SEPTEMBER 30       MARCH 31
====================================================================================
OPERATIONS:
  Net investment income                                $ 1,491,864       $ 2,663,201
  Net realized loss                                        (71,568)       (1,674,905)
  Increase (decrease) in net unrealized appreciation       904,648        (2,644,325)
------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      2,324,944        (1,656,029)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                 (1,491,003)       (2,638,507)
------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                        (1,491,003)       (2,638,507)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                       2,027,240         9,525,730
  Net asset value of shares issued in connection
    with the transfer of the Alterman Investment
    Fund's net assets (Note 7)                                  --        21,598,463
  Net asset value of shares issued
    for reinvestment of dividends                          383,362         1,367,928
  Cost of shares reacquired                             (4,964,776)      (23,320,000)
------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                             (2,554,174)        9,172,121
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       (1,720,233)        4,877,585
------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                   60,494,646        55,617,061
------------------------------------------------------------------------------------
  END OF PERIOD*                                       $58,774,413       $60,494,646
====================================================================================
* Includes undistributed net investment income of:     $    22,398       $    21,537
====================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
27                                       2000 Semi-Annual Report to Shareholders

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2000

PENNSYLVANIA PORTFOLIO                                  SEPTEMBER 30       MARCH 31
=====================================================================================
OPERATIONS:
  Net investment income                                $  1,637,233      $  3,446,581
  Net realized loss                                        (305,138)       (1,576,690)
  (Increase) decrease in net unrealized
    depreciation                                          1,245,108        (5,444,951)
-------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       2,577,203        (3,575,060)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                  (1,628,377)       (3,409,604)
  Net realized gains                                             --          (114,455)
-------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                         (1,628,377)       (3,524,059
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Proceeds from sale of shares                            4,541,541        26,277,685
  Net asset value of shares issued
    for reinvestment of dividends                           799,453         2,075,666
  Cost of shares reacquired                              (6,608,189)      (25,787,914)
-------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                              (1,267,195)        2,565,437
-------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                                     (318,369)       (4,533,682)
NET ASSETS:
  Beginning of period                                    62,908,851        67,442,533
-------------------------------------------------------------------------------------
  END OF PERIOD*                                       $ 62,590,482      $ 62,908,851
=====================================================================================
* Includes undistributed net investment income of:     $     49,736      $     40,880
=====================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      28

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company and consists of these Portfolios and seven other separate investment portfolios:
Florida, New York, National, Limited Term, California Money Market, Massachusetts Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 2000, reclassifications were made to the capital accounts of Georgia Portfolio and Pennsylvania Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Georgia Portfolio, a portion of accumulated net realized loss amounting to $31,944 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when




--------------------------------------------------------------------------------
29                                       2000 Semi-Annual Report to Shareholders
financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   PORTFOLIO CONCENTRATION

Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

3.   EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolios pay SSBC a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. For the six months ended September 30, 2000, SSBC waived management fees of $61,360 for the Pennsylvania Portfolio.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended September 30, 2000, the Portfolios paid transfer agent fees totaling $14,866 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSBacts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      30

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2000, CDSCs paid to SSB and sales charges received by SSB and CFBDS were approximately:

                                            CDSCS               SALES CHARGES
                                      -----------------       -----------------
PORTFOLIO                            CLASS B     CLASS L     CLASS A    CLASS L
================================================================================
Georgia                              $15,000     $1,000      $ 8,000     $4,000
--------------------------------------------------------------------------------
Pennsylvania                          14,000       --         18,000      4,000
================================================================================


Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended September 30, 2000, total Distribution Plan fees incurred were:

PORTFOLIO                                        CLASS A     CLASS B    CLASS L
================================================================================
Georgia                                          $31,539     $35,886    $20,592
--------------------------------------------------------------------------------
Pennsylvania                                      19,543      86,037     30,904
================================================================================


All officers and one Trustee of the Fund are employees of SSB.

5.   INVESTMENTS

During the six months ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                      GEORGIA   PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Purchases                                         $ 8,688,973    $10,134,658
--------------------------------------------------------------------------------
Sales                                              11,251,139     11,772,955
================================================================================



--------------------------------------------------------------------------------
31                                       2000 Semi-Annual Report to Shareholders

At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     GEORGIA    PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Gross unrealized appreciation                     $ 1,749,196    $ 1,042,111
Gross unrealized depreciation                      (1,069,849)    (2,755,999)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)        $   679,347    $(1,713,888)
================================================================================

6.   FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2000, the Portfolios had no open futures contracts.

7.   TRANSFER OF NET ASSETS

On December 10, 1999, the Georgia Portfolio acquired the assets and certain liabilities of the Alterman Investment Fund, Inc. ("Alterman Fund") pursuant to a plan of reorganization approved by Alterman Fund shareholders on December 7, 1999. Total Class A shares issued by the Georgia Portfolio and the total net assets of the Alterman Fund and the Georgia Portfolio on the date of the transfer were as follows:


                           CLASS A SHARES      TOTAL NET          TOTAL NET
                            ISSUED BY THE     ASSETS OF THE     ASSETS OF THE
ACQUIRED PORTFOLIO        GEORGIA PORTFOLIO   ALTERMAN FUND   GEORGIA PORTFOLIO
================================================================================
Alterman Fund                 1,756,148        $21,598,463      $46,533,613
================================================================================



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      32

The total net assets of the Alterman Fund before acquisition included unrealized appreciation of $5,627. Total net assets of the Georgia Portfolio immediately after the transfer were $68,132,076. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.   CAPITAL LOSS CARRYFORWARDS

At March 31, 2000, the Georgia Portfolio and Pennsylvania had, for Federal income tax purposes, approximately $1,015,300 and $668,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                               2007        2008         TOTAL
================================================================================
Georgia Portfolio                             $32,000    $983,300    $1,015,300
--------------------------------------------------------------------------------
Pennsylvania Portfolio                             --     668,000       668,000
================================================================================


9.   SHARES OF BENEFICIAL INTEREST

At September 30, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2000, total paid-in capital amounted to the following for each class and their respective Portfolio:

PORTFOLIO                                     CLASS A     CLASS B      CLASS L
================================================================================
Georgia                                     $42,593,034 $11,175,591  $6,186,747
--------------------------------------------------------------------------------
Pennsylvania                                 28,415,825  28,231,786   9,509,653
================================================================================



--------------------------------------------------------------------------------
33                                      2000 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                              SIX MONTHS ENDED                 YEAR ENDED
                             SEPTEMBER 30, 2000              MARCH 31, 2000
                          ------------------------     -------------------------
------------------------------
GEORGIA PORTFOLIO           SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------

CLASS A
Shares sold                  62,795    $   787,444       433,730   $  5,489,120
Net asset value of shares
  issued in connection with
  the transfer of the
  Alterman Investment
  Fund, Inc.'s net assets
  (Note 7)                       --             --     1,756,148     21,598,463
Shares issued
  on reinvestment            16,596        204,560        66,344        833,376
Shares reacquired          (229,999)    (2,858,100)   (1,361,842)   (16,857,809)
--------------------------------------------------------------------------------
Net Increase (Decrease)    (150,608)   $(1,866,096)      894,380   $ 11,063,150
================================================================================

CLASS B
Shares sold                  44,093    $   546,991       165,268   $  2,079,687
Shares issued
  on reinvestment             7,260         89,274        23,121        290,041
Shares reacquired          (106,625)    (1,324,804)     (275,576)    (3,444,014)
--------------------------------------------------------------------------------
Net Decrease                (55,272)   $  (688,539)      (87,187)  $ (1,074,286)
================================================================================

CLASS L
Shares sold                  55,414    $   692,805       156,250   $  1,956,923
Shares issued
  on reinvestment             7,234         89,528        19,527        244,511
Shares reacquired           (62,862)      (781,872)     (244,377)    (3,018,177)
--------------------------------------------------------------------------------
Net Increase (Decrease)        (214)   $       461       (68,600)  $   (816,743)
================================================================================


PENNSYLVANIA PORTFOLIO
================================================================================

CLASS A
Shares sold                 122,653    $ 1,501,188     1,221,597   $ 15,315,858
Shares issued on
  reinvestment               33,846        412,289        88,369      1,101,770
Shares reacquired          (315,392)    (3,806,819)   (1,373,637)   (16,745,468)
--------------------------------------------------------------------------------
Net Decrease               (158,893)   $(1,893,342)      (63,671)  $   (327,840)
================================================================================

CLASS B
Shares sold                 199,677    $ 2,439,090       657,252   $  8,326,581
Shares issued on
  reinvestment               23,290        283,299        57,077        709,871
Shares reacquired          (194,046)    (2,373,207)     (434,227)    (5,325,766)
--------------------------------------------------------------------------------
Net Increase                 28,921    $   349,182       280,102   $  3,710,686
================================================================================

CLASS L
Shares sold                  49,842    $   601,263       205,594   $  2,635,246
Shares issued
  on reinvestment             8,541        103,865        21,188        264,025
Shares reacquired           (34,845)      (428,163)     (299,024)    (3,716,680)
--------------------------------------------------------------------------------
Net Increase (Decrease)      23,538    $   276,965       (72,242)  $   (817,409)
================================================================================



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       34

FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                             CLASS A SHARES
                          ----------------------------------------------------
GEORGIA PORTFOLIO          2000(1)(2)   2000(2)  1999(2)  1998    1997     1996
================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD        $ 12.40  $ 13.43  $ 13.43  $ 12.48 $ 12.50  $12.10
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)      0.32     0.65     0.62     0.67    0.69    0.70
   Net realized and unrealized
      gain (loss)                0.17    (1.06)    0.12     1.03    0.04    0.45
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations               0.49    (0.41)    0.74     1.70    0.73    1.15
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income        (0.32)   (0.62)   (0.62)   (0.67)  (0.67)  (0.70)
   In excess of net
      investment income            --       --    (0.03)      --      --      --
   Net realized gains              --       --    (0.09)   (0.08)  (0.08)  (0.05)
--------------------------------------------------------------------------------
Total Distributions             (0.32)   (0.62)   (0.74)   (0.75)  (0.75)  (0.75)
--------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD              $ 12.57  $ 12.40  $ 13.43  $ 13.43 $ 12.48  $12.50
--------------------------------------------------------------------------------
TOTAL RETURN                     4.04%++ (2.97)%   5.61%   13.85%   5.95%   9.67%
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)       $41,828  $43,100  $34,680  $20,502 $14,495  $9,744
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                0.74%+   0.68%    0.64%    0.50%   0.48%   0.38%
   Net investment income         5.20+    4.74     4.63     5.10    5.49    5.57
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE            98%      98%      48%      36%     81%     63%
================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $56,755 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases             Expense Reimbursements
            -------------------------------  --------------------------------
            1999    1998     1997     1996     1999    1998    1997     1996
            -----   -----    -----    -----    -----   -----   -----    -----
    Class A $0.01   $0.04    $0.04    $0.11    0.74%   0.83%   0.90%    1.23%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

++ Total return is not annualized, as it may not be representative of total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
35                                      2000 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                             CLASS B SHARES
                          -----------------------------------------------------
GEORGIA PORTFOLIO         2000(1)(2)   2000(2)  1999(2)  1998    1997     1996
===============================================================================

NET ASSET VALUE,
   BEGINNING OF PERIOD        $12.40   $13.42   $13.43   $12.47  $12.50  $12.11
-------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)     0.29     0.56     0.56     0.61    0.62    0.64
   Net realized and unrealized
      gain (loss)               0.16    (1.03)    0.10     1.03    0.04    0.45
-------------------------------------------------------------------------------
Total Income (Loss)
   From Operations              0.45    (0.47)    0.66     1.64    0.66    1.09
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income       (0.29)   (0.55)   (0.55)   (0.60)  (0.61)  (0.65)
   In excess of net
      investment income           --       --    (0.03)      --      --      --
   Net realized gains             --       --    (0.09)   (0.08)  (0.08)  (0.05)
-------------------------------------------------------------------------------
Total Distributions            (0.29)   (0.55)   (0.67)   (0.68)  (0.69)  (0.70)
-------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD              $12.56   $12.40   $13.42   $13.43  $12.47  $12.50
-------------------------------------------------------------------------------
TOTAL RETURN                    3.70%++ (3.45)%   4.99%   13.39%   5.33%   9.08%
-------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)      $10,972  $11,503  $13,633  $10,712  $7,354  $5,461
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)               1.30%+   1.30%    1.15%    1.02%   1.00%   0.92%
   Net investment income        4.69+    4.47     4.12     4.58    4.97    5.20
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           98%      98%      48%      36%     81%     63%
===============================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $56,755 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases             Expense Reimbursements
            -------------------------------  --------------------------------
            1999    1998     1997     1996     1999    1998    1997     1996
            -----   -----    -----    -----    -----   -----   -----    -----
    Class B $0.02   $0.04    $0.05    $0.10    1.26%   1.35%   1.42%    1.77%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

++ Total return is not annualized, as it may not be representative of total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      36

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                             CLASS L SHARES
                          ----------------------------------------------------
GEORGIA PORTFOLIO         2000(1)(2)   2000(2)1999(2)(3) 1998    1997     1996
================================================================================

NET ASSET VALUE,
   BEGINNING OF PERIOD        $12.39   $13.41   $13.41   $12.46  $12.49  $12.09
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(4)     0.29     0.56     0.55     0.60    0.62    0.63
   Net realized and unrealized
      gain (loss)               0.16    (1.04)    0.12     1.02    0.03    0.46
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations              0.45    (0.48)    0.67     1.62    0.65    1.09
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income       (0.29)   (0.54)   (0.55)   (0.59)  (0.60)  (0.64)
   In excess of net
      investment income           --       --    (0.03)      --      --      --
   Net realized gains             --       --    (0.09)   (0.08)  (0.08)  (0.05)
--------------------------------------------------------------------------------
Total Distributions            (0.29)   (0.54)   (0.67)   (0.67)  (0.68)  (0.69)
--------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD              $12.55   $12.39   $13.41   $13.41  $12.46  $12.49
--------------------------------------------------------------------------------
TOTAL RETURN                    3.68%++ (3.51)%   5.01%   13.23%   5.28%   9.12%
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)       $5,974   $5,893   $7,304   $4,641  $3,221  $2,914
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(4)(5)               1.35%+   1.33%    1.20%    1.06%   1.04%   0.97%
   Net investment income        4.64+    4.44     4.07     4.54    4.93    5.18
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           98%      98%      48%      36%     81%     63%
================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  On June 12, 1998, Class C shares were renamed Class L shares.

(4) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $56,755 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases             Expense Reimbursements
            -------------------------------  --------------------------------
            1999    1998     1997     1996     1999    1998    1997     1996
            -----   -----    -----    -----    -----   -----   -----    -----
    Class L $0.02   $0.04    $0.05    $0.10    1.31%   1.39%   1.46%    1.82%

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

++ Total return is not annualized, as it may not be representative of total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
37                                       2000 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                             CLASS A SHARES
                          ----------------------------------------------------
PENNSYLVANIA PORTFOLIO    2000(1)(2)   2000(2)  1999(2)  1998    1997     1996
================================================================================

NET ASSET VALUE,
   BEGINNING OF PERIOD        $12.18   $13.44   $13.54   $12.66  $12.62  $12.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)     0.34     0.67     0.66     0.73    0.71    0.70
   Net realized and unrealized
      gain (loss)               0.20    (1.25)    0.08     0.95    0.04    0.29
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations              0.54    (0.58)    0.74     1.68    0.75    0.99
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income       (0.34)   (0.66)   (0.69)   (0.69)  (0.71)  (0.72)
   Net realized gains             --    (0.02)   (0.15)   (0.11)     --   (0.05)
--------------------------------------------------------------------------------
Total Distributions            (0.34)   (0.68)   (0.84)   (0.80)  (0.71)  (0.77)
--------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD              $12.38   $12.18   $13.44   $13.54  $12.66  $12.62
--------------------------------------------------------------------------------
TOTAL RETURN                    4.52%++ (4.31)%   5.61%   13.52%   6.11%   8.08%
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)      $26,460  $27,978  $31,718  $15,955 $15,152 $11,847
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)               0.55%+   0.63%    0.50%    0.37%   0.37%   0.38%
   Net investment income        5.65+    5.29     4.94     5.46    5.66    5.57
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           17%      54%      49%      81%    122%     88%
================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the six months ended September 30, 2000 and for the years ended March 31, 2000, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $23,433 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios for Class A shares would have been as follows:

                                                     Expense Ratios
            Net Investment Income              Without Fee Waivers and/or
             Per Share Decreases                 Expense Reimbursements
   ------------------------------------    ------------------------------------
    2000(1)2000  1999  1998  1997  1996    2000(1)  2000  1999  1998  1997  1996
    ------ ---- ----- ----- ----- -----    -----   ----- ----- ----- ----- -----
    $0.01 $0.01 $0.03 $0.05 $0.06 $0.07    0.75%+  0.75% 0.75% 0.79% 0.82% 0.93%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%

++ Total return is not annualized, as it may not be representative of total return for the year.

+    Annualized.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      38

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                             CLASS B SHARES
                          ----------------------------------------------------
PENNSYLVANIA PORTFOLIO    2000(1)(2)   2000(2)  1999(2)  1998    1997     1996
================================================================================

NET ASSET VALUE,
   BEGINNING OF PERIOD        $12.17   $13.42   $13.52   $12.64  $12.61  $12.39
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)     0.31     0.60     0.60     0.65    0.65    0.64
   Net realized and unrealized
      gain (loss)               0.19    (1.24)    0.07     0.96    0.03    0.29
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations              0.50    (0.64)    0.67     1.61    0.68    0.93
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income       (0.31)   (0.59)   (0.62)   (0.62)  (0.65)  (0.66)
   Net realized gains             --    (0.02)   (0.15)   (0.11)     --   (0.05)
--------------------------------------------------------------------------------
Total Distributions            (0.31)   (0.61)   (0.77)   (0.73)  (0.65)  (0.71)
--------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD              $12.36   $12.17   $13.42   $13.52  $12.64  $12.61
--------------------------------------------------------------------------------
TOTAL RETURN                    4.19%++ (4.78)%   5.07%   12.97%   5.56%   7.61%
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)      $27,068  $26,296  $25,234  $19,268 $15,559 $13,131
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)               1.08%+   1.15%    1.01%    0.89%   0.88%   0.88%
   Net investment income        5.12+    4.79     4.45     4.94    5.15    5.07
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           17%      54%      49%      81%    122%    88%
================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the six months ended September 30, 2000 and for the years ended March 31, 2000, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $23,433 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios for Class B shares would have been as follows:

                                                    Expense Ratios
            Net Investment Income             Without Fee Waivers and/or
             Per Share Decreases                Expense Reimbursements
   ------------------------------------    -----------------------------------
    2000(1) 2000  1999  1998  1997  1996   2000(1) 2000  1999  1998  1997  1996
    ------ ----- ----- ----- ----- -----   -----  ----- ----- ----- ----- -----
    $0.01  $0.01 $0.03 $0.05 $0.06 $0.07   1.29%+ 1.26% 1.26% 1.31% 1.33% 1.44%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

++ Total return is not annualized, as it may not be representative of total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
39                                       2000 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                             CLASS L SHARES
                          ----------------------------------------------------
PENNSYLVANIA PORTFOLIO    2000(1)(2)   2000(2)1999(2)(3) 1998    1997   1996(2)
================================================================================

NET ASSET VALUE,
   BEGINNING OF PERIOD        $12.16   $13.41  $ 13.51   $12.64  $12.61  $12.39
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(4)     0.31     0.59     0.60     0.64    0.64    0.64
   Net realized and unrealized
      gain (loss)               0.19    (1.24)    0.06     0.96    0.04    0.29
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations              0.50    (0.65)    0.66     1.60    0.68    0.93
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income       (0.31)   (0.58)   (0.61)   (0.62)  (0.65)  (0.66)
   Net realized gains          --       (0.02)   (0.15)   (0.11)  --      (0.05)
--------------------------------------------------------------------------------
Total Distributions            (0.31)   (0.60)   (0.76)   (0.73)  (0.65)  (0.71)
--------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD              $12.35   $12.16  $ 13.41   $13.51  $12.64  $12.61
--------------------------------------------------------------------------------
TOTAL RETURN                    4.15%++ (4.83)%   5.02%   12.84%   5.51%   7.56%
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)       $9,062   $8,635  $10,490   $7,729  $5,731  $4,682
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(4)(5)               1.15%+   1.20%    1.07%    0.94%   0.94%   0.94%
   Net investment income        5.05+    4.70     4.40     4.89    5.09    5.00
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           17%      54%      49%      81%    122%     88%
================================================================================

(1)  For the six months ended September 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  On June 12, 1998, Class C shares were renamed Class L shares.

(4) The Manager has waived all or part of its fees for the six months ended September 30, 2000 and for the years ended March 31, 2000, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $23,433 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios for Class L shares would have been as follows:

                                                     Expense Ratios
            Net Investment Income              Without Fee Waivers and/or
             Per Share Decreases                Expense Reimbursements(4)
   ------------------------------------    ------------------------------------
    2000(1) 2000  1999  1998  1997  1996    2000(1) 2000  1999  1998  1997  1996
    ------ ----- ----- ----- ----- -----    -----  ----- ----- ----- ----- -----
    $0.01  $0.01 $0.03 $0.05 $0.06 $0.07    1.35%+ 1.32% 1.32% 1.36% 1.39% 1.49%

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

++ Total return is not annualized, as it may not be representative of total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      40

Logo: Salomon Smith Barney a member of citigroup



TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen

John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPCGlobal Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699



This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.



Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


SMITH BARNEY MUNI FUNDS
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01563 11/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                   MUNI FUNDS
                             CALIFORNIA MONEY MARKET
                                    PORTFOLIO
--------------------------------------------------------------------------------
                    SEMI-ANNUAL REPORT | SEPTEMBER 30, 2000













                          [LOGO] SMITH BARNEY
                                 MUTUAL FUNDS
                 YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.-SM-


             -------------------------------------------------------
             NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
  A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

                                                    [PHOTO OF HEATH B. MCLENDON]
                                                          HEATH B. MCLENDON
                                                             CHAIRMAN


For years, individuals and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insights and advice. For some, the solution has been an investment strategy incorporating multiple stock, bond and money market mutual funds. Others have invested with specific portfolio managers who are recognized for their insights and record.

Since the introduction of the first money fund in 1972, the explosive growth of money funds has gone hand in hand with the growth of the entire mutual fund industry. Over the last 28 years, millions of investors worldwide have made money market funds a key part of their investment portfolios. While all investments involve some degree of risk, money market funds provide investors with an opportunity to earn current short-term interest rates with a higher degree of liquidity than most other types of mutual funds.(1)

For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone here at SSB Citi. The Smith Barney Muni Funds California Money Market Portfolio ("Portfolio") seeks to provide tax-exempt income(2) from both federal income taxes and California personal taxes by seeking to invest in a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal. Portfolio managers Joseph Deane and Joseph Benevento use a system of fundamental credit analysis to identify what they deem to be undervalued sectors and individual securities. They only select securities of issuers that they believe present minimal credit risk.

-------------

1 PLEASE NOTE THAT AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.
2 PLEASE NOTE THAT A PORTION OF THE INCOME FROM THE PORTFOLIO MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX ("AMT").


SMITH BARNEY MUNI FUNDS                                                        1

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.


Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman


October 20, 2000


2                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                          [PHOTO OF JOSEPH P. DEANE] [PHOTO OF JOSEPH BENEVENTO]

                                JOSEPH P. DEANE             JOSEPH BENEVENTO
                                 VICE PRESIDENT              VICE PRESIDENT

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds-California Money Market Portfolio ("Portfolio") for the period ended September 30, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 7 through 15 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2000 and is subject to change. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE
The Portfolio seeks to provide investors with income exempt from federal income taxes and California personal taxes(1) by investing in a portfolio of high-quality, short-term, municipal obligations selected for liquidity and stability of principal.

As of September 30, 2000, the Portfolio's seven-day current yield was 3.28%. The Portfolio's seven-day effective yield(2) - which reflects compounding - was 3.33%.

Please note that your investment in the Portfolio is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other

----
1 PLEASE NOTE A PORTION OF THE INCOME FROM THE PORTFOLIO MAY BE SUBJECT TO THE
  ALTERNATIVE MINIMUM TAX ("AMT").
2 THE SEVEN-DAY EFFECTIVE YIELD IS CALCULATED SIMILARLY TO THE SEVEN-DAY YIELD
  BUT, WHEN ANNUALIZED, THE INCOME EARNED BY AN INVESTMENT IN THE PORTFOLIO OR THE CLASS IS ASSUMED TO BE REINVESTED. THE EFFECTIVE YIELD WILL BE SLIGHTLY HIGHER THAN THE YIELD BECAUSE OF THE COMPOUNDING EFFECT OF THE ASSUMED REINVESTMENT.


SMITH BARNEY MUNI FUNDS                                                        3
government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

CALIFORNIA ECONOMIC HIGHLIGHTS(3)

California has experienced a remarkable turnaround since the early 1990's when it was experiencing its worst economic downturn since the Great Depression. California has been able to recreate its economy to meet the challenges of the New Economy.

California's high-tech manufacturing industry continues to set records in sales, profits, exports, and new venture capital financing and higher high-tech job employment. In our opinion, California's job growth is a good measure of economic growth and is expected to rise roughly 4% this year, the highest pace in 16 years.

We think California's economic resurgence may continue to effectively put California on a more solid financial footing. We also believe that California should remain a competitive economic force for many years to come due in large part to its strong employment growth, rising real estate values and an annual state Gross Domestic Product ("GDP")(4) of more than $1 trillion.

MARKET OVERVIEW AND OUTLOOK

Municipal bonds have been a very simple story throughout 2000. They started at relatively inexpensive valuations and then rallied. Stable interest rates and a robust economy with few excesses have helped to paint a bullish picture for bonds in general, while declining new issue supply may be further bolstering the municipal bond market. In addition, a vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving comfort to many investors regarding the credit worthiness of their securities.

From our point of view, recent months have been a positive period for the municipal bond market. As the stock market declined in March and April 2000, municipal bonds forged ahead slowly but relentlessly. In our view, the municipal bond market is in a state of flux that may lead to greater opportunities. The federal government conducted a buy back of long-term government bonds early in 2000, which drove down yields.


-----------
3 SOURCES: FITCH IBCA, DUFF & PHELPS.
4 GDP IS THE MARKET VALUE OF THE GOODS AND SERVICES PRODUCED BY LABOR AND
  PROPERTY IN THE U.S. GDP IS COMPRISED OF CONSUMER AND GOVERNMENT PURCHASES, PRIVATE DOMESTIC INVESTMENTS AND NET EXPORTS OF GOODS AND SERVICES.


4                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

On May 16, 2000, the Federal Reserve Board ("Fed") increased the federal funds rate ("fed funds rate")(5) by 50 basis points, however, the supply and demand imbalance in the short-term municipal market put pressures on both the municipal note and the Variable Rate Demand Obligation ("VRDO")(6) markets and at times, defied rising rates.

During the period, the Bond Buyer One Year Municipal Note Index(7) increased by approximately 60 basis points to a high of 4.64% in early May of 2000. The market then looked to June, which is the fiscal year end for most state and local governments, however less issuance was announced for fiscal year 2001 and as a result the Bond Buyer 1 Year Note Index reacted by falling to a 4.20% by late September.

In the VRDO market, which represents the shorter end of the municipal money market yield curve, supply and demand imbalances have led to increased volatility during periods of cyclical cash flows. Over the normal course of the year, tax-exempt money funds tend to experience large cyclical cash flows. For example, during the month of April, yields for VRDOs in California surged as tax-exempt money funds experienced large redemptions relating to income tax payments. During the month of July, when tax-exempt money funds experience large inflows from bond coupon collections and bond calls, yields quickly retreated to levels more expensive than their taxable equivalents.

Going forward, we believe there may be a greater amount of supply of short-term municipal securities in California that become available from decade old municipal bond issuance. The older issuance are now eligible either by pre-refunding(8) or by maturing in 13 months or less.

---------
5 FED FUNDS RATE IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A
  FEDERAL RESERVE DISTRICT BANK CHARGE OTHER BANKS THAT NEED OVERNIGHT LOANS. THE FED FUNDS RATE OFTEN POINTS TO THE DIRECTION OF U.S. INTEREST RATES.
6 VRDO'S ARE DEMAND INSTRUMENTS THAT USUALLY HAVE AN INDICATED MATURITY OF MORE
  THAN ONE YEAR, BUT CONTAIN A DEMAND FEATURE THAT ENABLES THE HOLDER TO REDEEM THE INVESTMENT ON NO MORE THAN 30 DAYS NOTICE. THESE INSTRUMENTS PROVIDE FOR AUTOMATIC ADJUSTMENT OF NEW RATES ON SET DATES AND ARE GENERALLY SUPPORTED BY LETTERS OF CREDIT ISSUED BY DOMESTIC OR FOREIGN BANKS.
7 THE BOND BUYER ONE YEAR NOTE INDEX IS COMPRISED OF TEN LARGE MUNICIPAL NOTE
  ISSUES RATED MIG 1 BY MOODY'S INVESTOR SERVICES OR SP +/SP 1 BY STANDARD AND POOR'S RATING SERVICE, REPRESENTING A CROSS SECTION OF THE MUNICIPAL NOTE MARKET. PLEASE NOTE AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.
8 PRE-REFUNDING OCCURS WHEN AN ISSUER REFINANCES DEBT THROUGH THE ISSUANCE OF A
  NEW BOND DEAL. THE PROCEEDS FROM THE NEW BOND SALE ARE PLACED IN AN ESCROW ACCOUNT AND ARE USED TO RETIRE THE DEBT TO THE EARLIEST CALL DATE.


SMITH BARNEY MUNI FUNDS                                                        5

INVESTMENT STRATEGY

During the period, we increased the Portfolio's average maturity(9) target to a 65- to 70-day range. We have extended the Portfolio's average maturity by buying what we deem to be high quality liquid municipal notes.

The Portfolio's increased average maturity reflects:

     - A slowdown in economic activity over the near-term; and
     - Less supply of high quality short-term municipal paper.

The record expansion of the U.S. economy has produced budget surpluses for many state and local governments, which in turn, has decreased the need for short-term cash flow financing.

Thank you for investment in the Smith Barney Muni Funds - California Money Market Portfolio. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Joseph P. Deane               /s/ Joseph Benevento

Joseph P. Deane                   Joseph Benevento
Vice President                    Vice President


October 20, 2000

------------
9 AVERAGE MATURITY REFERS TO THE AVERAGE DATE ON WHICH THE PRINCIPAL IS REQUIRED TO BE PAID ON THE BOND.


6                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

INVESTMENT STRATEGY

During the period, we increased the Portfolio's average maturity(9) target to a 65- to 70-day range. We have extended the Portfolio's average maturity by buying what we deem to be high quality liquid municipal notes.

The Portfolio's increased average maturity reflects:

     - A slowdown in economic activity over the near-term; and
     - Less supply of high quality short-term municipal paper.

The record expansion of the U.S. economy has produced budget surpluses for many state and local governments, which in turn, has decreased the need for short-term cash flow financing.

Thank you for investment in the Smith Barney Muni Funds - California Money Market Portfolio. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Joseph P. Deane               /s/ Joseph Benevento

Joseph P. Deane                   Joseph Benevento
Vice President                    Vice President


October 20, 2000

___________
9 AVERAGE MATURITY REFERS TO THE AVERAGE DATE ON WHICH THE PRINCIPAL IS REQUIRED TO BE PAID ON THE BOND.

6                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                      SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT         RATING(a)                      SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------
                              Alameda Contra Costa Schools Financing
                                 Authority Project VRDO:
$   12,630,000    A-1               Series B 2.55%                                           $   12,630,000
     4,400,000    A-1               Series F 2.55%                                                4,400,000
     8,935,000    A-1+              Series G 2.50%                                                8,935,000
                              Alameda County:
     5,000,000    SP-1+          1997 TRAN 5.00% due 7/2/01                                       5,025,069
     1,200,000    SP-1+          IDR Design Workshops 3.70% VRDO AMT                              1,200,000
     4,000,000    A-1+           IDR Plastikon Industries 4.60% VRDO                              4,000,000
     3,850,000    A-1+           IDR Spectrum Label Corp. 4.60% VRDO AMT                          3,850,000
                              Alameda County Coliseum Project VRDO:
    15,600,000    A-1+           Series C-1 2.55% AMT                                            15,600,000
    35,800,000    A-1+           Series C-2 4.40%                                                35,800,000
     6,300,000    A-1+        Anaheim MFH Sea Wind Apartments Series C
                                 4.50% VRDO AMT                                                   6,300,000
     8,160,000    A-1+        Anaheim Public Finance PART Series 641A 4.52% VRDO                  8,160,000
     8,600,000    A-1+        Anaheim TECP 3.95% due 12/8/00                                      8,600,000
     5,300,000    VMIG 1*     Anaheim UHSD FSA-Insured 4.50% VRDO                                 5,300,000
     5,700,000    A-1         Auburn USD COP Capital Improvement Financing
                                 Project 4.40% VRDO                                               5,700,000
     4,550,000    VMIG 1*     Barstow MFH Rimrock Village 4.38% VRDO AMT                          4,550,000
    13,170,000    SP-1+       Berkeley TRAN 4.75% due 9/20/01                                    13,280,350
     4,500,000    VMIG 1*     California Alternative Energy Rock Creek Project
                                 Series 86 4.25% VRDO AMT                                         4,500,000
                              California Department of Water:
     5,244,000    A-1+           Series I TECP 3.75% due 12/11/00                                 5,244,000
       530,000    A-1            Series J-3 5.40% due 12/1/00                                       531,439
                              California EDA Financial Authority VRDO:
     7,500,000    A-1+           ISO Corporation Project Series A 4.40%                           7,500,000
    41,300,000    A-1+           ISO Corporation Project Series C 4.40%                          41,300,000
     1,400,000    A-1            Roller Bearing Co. Of America 4.95% AMT                          1,400,000
                              California Health Facility Authority:
     4,300,000    A-1+           Adventist Health Series A 5.25% VRDO                             4,300,000
    21,000,000    A-1+           Catholic Health Series B 4.50% VRDO                             21,000,000
     6,365,000    A-1+           Cedars-Sinai PART 5.02% VRDO                                     6,365,000
    29,600,000    A-1+           Presbyterian Homes MBIA-Insured 4.40% VRDO                      29,600,000
       200,000    VMIG 1*        Scripps Hospital MBIA-Insured Series 98B
                                 4.25% VRDO                                                         200,000
                              California HFA Revenue Home Mortgage Revenue:
     8,715,000    A-1+           MBIA-Insured Series J2 4.45% VRDO                                8,715,000
     2,510,000    A-1+           PART MBIA-Insured Series M 4.60% VRDO AMT                        2,510,000
    14,600,000    A-1+           Series C 2.60% VRDO                                             14,600,000
    17,000,000    A-1+           Series I 4.05% due 6/1/01 AMT                                   17,000,000
    20,000,000    A-1+           Series J 4.45% VRDO AMT                                         20,000,000
     5,200,000    A-1+           Series L 4.15% VRDO                                              5,200,000
    20,000,000    A-1+           Series Q 2.60% VRDO AMT                                         20,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.


SMITH BARNEY MUNI FUNDS                                                        7

------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)                                           SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT         RATING(a)                      SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------
$    4,120,000    A-1+           California State GO Series SG 91 4.52%                      $    4,120,000
     4,800,000    A-1+           California Statewide CDA Series PT 1163 4.77%                    4,800,000
     3,000,000    A-1+           California Statewide CDA Series PT 1202 4.77%                    3,000,000
     5,370,000    A-1+           Series PA 315 4.52%                                              5,370,000
     3,500,000    VMIG 1*        Series PA 464 4.52%                                              3,500,000
                              California Statewide Development Authority:
    17,000,000    A-1+           Canyon Creek Apartments 4.95% VRDO AMT                          17,000,000
     1,500,000    P-1*           Chevron 4.65% VRDO AMT                                           1,500,000
     2,150,000    A-1            Foxwood Apartments Series J 3.75% VRDO                           2,150,000
     2,800,000    VMIG 1*        Memorial Health Services 4.60% VRDO                              2,800,000
     5,000,000    VMIG 1*        Merlot Series E FSA-Insured 4.75% VRDO                           5,000,000
     2,900,000    NR++           Mesa Farms Project 4.40% VRDO AMT                                2,900,000
     1,780,000    VMIG 1*        Non Profits Insurance Alliance 4.40% VRDO                        1,780,000
    10,000,000    A-1+           One Park Place 4.45% VRDO AMT                                   10,000,000
    18,800,000    SP-1+          TRAN 5.25% due 6/29/01                                          18,930,647
    79,200,000    A-1+        California Transit Finance Authority Series 97
                                 FSA-Insured 2.50% VRDO                                          79,200,000
    20,370,000    VMIG 1*     California Veterans Affairs Home Purchase Revenue
                                 Series 4.00% due 8/31/01                                        20,370,000
    23,300,000    A-1+        California Wateruse Revenue FSA-Insured 2.50% VRDO                 23,300,000
                              Chula Vista IDR San Diego Gas & Electric:
    26,500,000    A-1            Series 92B 4.60% VRDO AMT                                       26,500,000
    10,000,000    A-1            Series 92C 3.75% due 11/7/00                                    10,000,000
    21,000,000    A-1            Series 92C 3.90% due 10/12/00                                   21,000,000
    10,571,000    VMIG 1*     Clipper California Tax-Exempt Trust Part
                                 Series 98-99 AMBAC-Insured 5.01% VRDO AMT                       10,571,000
    19,400,000    A-1+        Contra Costa MFH Regency Park Apartment Series A
                                 4.55% VRDO AMT                                                  19,400,000
     3,000,000    VMIG 1*     Contra Costa Water Revenue PART FGIC-Insured 3.75%
                                 due 11/1/00                                                      3,000,000
                              Corona MFH:
     2,600,000    A-1+           Country Hills Project 2.55% VRDO                                 2,600,000
    11,000,000    A-1+           Household Bank Proj. Series B 2.60% VRDO                        11,000,000
    14,500,000    VMIG 1*     Dublin San Ramon Services District COP 4.60% VRDO                  14,500,000
     6,500,000    VMIG 1*     East Bay Municipal Utility District PART MBIA-Insured
                                 Series 179 4.82% VRDO                                            6,500,000
                              East Bay Municipal Utility District TECP:
    24,700,000    A-1+           4.00% due 10/5/00                                               24,700,000
    11,000,000    A-1+           4.15% due 11/9/00                                               11,000,000
     9,800,000    VMIG 1*     Elsinore Valley Muni Water FGIC-Insured 4.50% VRDO                  9,800,000
     3,600,000    VMIG 1*     Escondido COP Escondido Promenade Series 86 4.40%
                                 VRDO AMT                                                         3,600,000
     3,900,000    A-1         Fremont COP Family Resource Center Financing
                                 Project A 2.55% VRDO                                             3,900,000
     6,800,000    A-1+        Fremont Treetops Apartments Series A 4.45% VRDO AMT                 6,800,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


SMITH BARNEY MUNI FUNDS                                                        9

------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)                                           SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT         RATING(a)                      SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------
$   19,900,000    A-1+        Fresno California Sewer Revenue FGIC-Insured
                                 4.40% VRDO                                                  $   19,900,000
     9,000,000    MIG 1*      Fresno California TRAN Series 2000 4.20% due 7/2/01                 9,049,072
    21,130,000    VMIG 1*     Irvine Public Facilities Capital Improvement Series 85
                                 4.40% VRDO                                                      21,130,000
    27,200,000    SP-1+       Kern County California TRAN 5.00% due 7/3/01                       27,344,733
     3,650,000    A-1         Lancaster MFA (Willows Project) Series A 4.40% VRDO                 3,650,000
     6,950,000    A-1+        Livermore Diablo Vista Apartments 4.85% VRDO                        6,950,000
     5,400,000    VMIG 1*     Livermore Portola Meadows Apartments 4.40%
                                 VRDO AMT                                                         5,400,000
    14,000,000    A-1+        Long Beach California Health Facility Revenue
                                 (Memorial Health Services) Series 1991 4.50% VRDO               14,000,000
                              Los Angeles California USD TRAN PART:
    49,995,000    A-1            4.03% due 6/29/01                                               49,995,000
     9,635,000    A-1+           MBIA-Insured 4.20% due 8/16/01                                   9,635,000
                              Los Angeles Capital Asset Leasing Corp.:
    11,000,000    A-1+           3.90% due 10/5/00                                               11,000,000
     8,440,000    A-1+           4.00% due 11/8/00                                                8,440,000
     1,900,000    NR++        Los Angeles County IDA Tulip Corp Series A 4.45%
                                 VRDO AMT                                                         1,900,000
     9,995,000    VMIG 1*     Los Angeles County Metropolitan Transportation
                                 Authority AMBAC-Insured 5.02% VRDO                               9,995,000
    10,700,000    A-1+        Los Angeles County MFH Crescent Gardens 4.50% VRDO                 10,700,000
                              Los Angeles County TRANS:
    27,535,000    SP-1+          Series A 5.00% due 6/29/01                                      27,701,194
     2,270,000    NR++           Series B 4.00% due 9/1/01                                        2,294,975
                              Los Angeles Department of Water and Power:
     5,000,000    VMIG 1*        3.70% due 10/11/00                                               5,000,000
     2,000,000    A-1+           3.85% due 10/12/00                                               2,000,000
    20,000,000    A-1+           3.75% due 12/19/00                                              20,000,000
     7,500,000    VMIG 1*        Series 276 5.02% VRDO                                            7,500,000
    20,000,000    VMIG 1*        Series 370 5.02% VRDO                                           20,000,000
    21,500,000    VMIG 1*        Series A 4.20% VRDO                                             21,500,000
    50,500,000    VMIG 1*        Series B 4.45% VRDO                                             50,500,000
     8,400,000    VMIG 1*        Series C 4.45% VRDO                                              8,400,000
    11,700,000    VMIG 1*        Series D 4.45% VRDO                                             11,700,000
    60,000,000    VMIG 1*        Series E 4.45% VRDO                                             60,000,000
    10,000,000    VMIG 1*        Series F 4.45% VRDO                                             10,000,000
                              Los Angeles Metropolitan Transit Authority:
    33,900,000    A-1+           3.60% due 10/6/00                                               33,900,000
    38,600,000    A-1+           3.70% due 11/7/00                                               38,600,000
                              Los Angeles MFH VRDO:
    10,000,000    A-1+           Baldwin Hills 4.25%                                             10,000,000
     2,400,000    A-1+           Fountain Park 4.45% AMT                                          2,400,000
     9,500,000    A-1+           Grand Promenade 4.30%                                            9,500,000
     3,650,000    A-1+           Malibu Meadows Project Series A 4.30%                            3,650,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

10                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)                                           SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT         RATING(a)                      SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------
$    6,310,000    A-1+        Los Angeles PART FGIC-Insured 4.52% VRDO                       $    6,310,000
     8,750,000    A-1+        Los Angeles Sanitation District PART 4.52% VRDO                     8,750,000
     9,997,500    VMIG 1*     Los Angeles Wastewater PART FGIC-Insured Series 318
                                 5.02% VRDO                                                       9,997,500
                              Los Angeles Wastewater TECP:
     7,750,000    A-1+           3.90% due 12/7/00                                                7,750,000
     7,400,000    A-1+           3.90% due 12/8/00                                                7,400,000
    32,400,000    A-1+           3.90% due 12/8/00                                               32,400,000
                              Modesto Irrigation Series 96:
     3,000,000    A-1            3.70% due 10/10/00                                               3,000,000
     1,000,000    A-1            3.75% due 11/7/00                                                1,000,000
     7,800,000    A-1            3.90% due 11/10/00                                               7,800,000
     5,500,000    VMIG 1*     Modesto MFH Shadowbrook Project Series A
                                 4.45% VRDO                                                       5,500,000
     3,350,000    NR++        Monterey MFH Slautterback Project 4.45% VRDO AMT                    3,350,000
    16,500,000    A-1+        Mountain View MFH Mariposa Village FGIC-Insured
                                 4.40% VRDO                                                      16,500,000
    14,780,000    A-1+        Oakland COP Capital Equipment Project J 4.40% VRDO                 14,780,000
    13,200,000    A-1+        Oakland Joint Power Finance Authority Lease Bonds
                                 FSA-Insured Series 98 A 1 4.35% VRDO                            13,200,000
     3,000,000    VMIG 1*     Oakland Merlot PART Series M AMBAC-Insured
                                 4.75% VRDO                                                       3,000,000
                              Orange County Apartment Development Revenue:
     5,275,000    VMIG 1*        Alicia Series A 4.60% VRDO AMT                                   5,275,000
    10,300,000    VMIG 1*        Foothill Oaks 4.45% VRDO AMT                                    10,300,000
     9,900,000    VMIG 1*        Hidden Hills Series C 4.00% VRDO                                 9,900,000
    20,000,000    A-1+           Lake Joint Venture Series 4.30% VRDO                            20,000,000
     2,000,000    A-1+           Lantern Pines 4.30% VRDO                                         2,000,000
    10,000,000    A-1+           Oasis Martinique Project 4.35% VRDO                             10,000,000
    10,000,000    VMIG 1*        Riverbend Series 4.30% VRDO                                     10,000,000
     2,670,000    A-1+           Trabuco Woods Series 98J 4.30%                                   2,670,000
     7,000,000    A-1+           WLCO Series 98G1 4.30%                                           7,000,000
     1,700,000    A-1+           Wood Canyon Villas 4.55% VRDO AMT                                1,700,000
     4,000,000    A-1         Orange County California Improvement Board
                                 Assessment District 5.25% VRDO                                   4,000,000
                              Orange County California Sanitation Districts:
       100,000    A-1+           Series 90-92A 4.75% VRDO                                           100,000
     7,450,000    A-1+           Series 90-92C FGIC-Insured 5.55% VRDO                            7,450,000
    26,000,000    A-1+        Orange County Local Transportation Authority TECP
                                 3.65% due 11/8/00                                               26,000,000
    12,470,000    VMIG 1*     Palo Alto USD Series R PART 4.75% VRDO                             12,470,000
     4,500,000    VMIG 1*     Pasadena COP Rose Bowl Improvement Project
                                 Series 96 4.25% AMT                                              4,500,000
    19,675,000    VMIG 1*     Port of Oakland Munitop 2000-5 PART FGIC-Insured
                                 4.00% due 10/26/00                                              19,675,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


SMITH BARNEY MUNI FUNDS                                                       11

------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)                                           SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT         RATING(a)                      SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------
$    6,000,000    A-1+        Port of Oakland Robin Class C PART FGIC-Insured
                                 Series 5 5.12% VRDO AMT                                     $    6,000,000
    25,450,000    A-1+        Port of Oakland TECP 4.00% due 12/8/00 AMT                         25,450,000
                              Puerto Rico Commonwealth Governmental Bond
                                 PART VRDO:
     4,655,000    A-1+              4.57% FSA-Insured                                             4,655,000
     4,000,000    A-1+              4.57% MBIA-Insured                                            4,000,000
    15,610,000    VMIG 1*           4.75% MBIA-Insued                                            15,610,000
    11,095,000    VMIG 1*           4.82% FSA-Insured                                            11,095,000
     6,540,000    VMIG 1*           4.82% MBIA-Insured                                            6,540,000
     2,625,000    VMIG 1*           5.02% MBIA-Insured                                            2,625,000
    12,495,000    A-1         Puerto Rico Electric Revenue Municipal Securities Trust
                                 PART 4.00% due 9/11/01                                          12,495,000
                              Puerto Rico Governmental Development Bond Bank TECP:
    10,000,000    A-1+           3.80% due 10/13/00                                              10,000,000
     9,600,000    A-1+           3.80% due 10/17/00                                               9,600,000
     3,719,000    A-1+           3.95% due 12/14/00                                               3,719,000
    11,997,000    A-1+           3.95% due 1/19/01                                               11,997,000
     1,073,000    A-1+           3.95% due 1/22/01                                                1,073,000
    20,000,000    A-1+           4.00% due 1/31/01                                               20,000,000
    20,000,000    A-1+           3.75% due 2/28/01                                               20,000,000
     1,038,000    A-1+           3.85% due 2/28/01                                                1,038,000
     8,050,000    A-1+           4.35% VRDO                                                       8,050,000
                              Puerto Rico Highway Transportation Authority VRDO:
    11,595,000    A-1+           3.90% PART MBIA-Insured                                         11,595,000
       600,000    A-1+           4.50% AMBAC-Insured                                                600,000
     3,500,000    VMIG 1*        4.75% PART AMBAC-Insued                                          3,500,000
    33,630,000    AAA         Puerto Rico Independent Medical and Environmental
                                 PCR Abbot Laboratories 4.00% due 3/1/01                         33,630,000
    10,685,000    VMIG 1*     Puerto Rico Infrastructure 4.50% due 10/1/01                       10,763,642
     5,860,000    A-1+        Puerto Rico Infrastructure PART AMBAC-Insured
                                 4.57% VRDO                                                       5,860,000
                              Puerto Rico Public Finance Corp. PART AMBAC-Insured:
     7,300,000    A-1            4.57% VRDO                                                       7,300,000
    11,945,000    VMIG 1*        5.22% VRDO                                                      11,945,000
                              Puerto Rico Public Muni Finance Agency PART
                                 FSA-Insured:
     4,850,000    A-1+              4.57% VRDO                                                    4,850,000
     3,335,000    VMIG 1*           4.82% VRDO                                                    3,335,000
     8,750,000    A-1+        Rancho Water District PART 4.52% VRDO                               8,750,000
     2,400,000    A-1         Redwood City Hall 4.40% VRDO                                        2,400,000
                              Regents University of California Series A TECP:
     1,000,000    A-1+           3.70% due 10/12/00                                               1,000,000
     8,000,000    A-1+           3.80% due 12/11/00                                               8,000,000
                              Riverside County IDA:
     3,900,000    A-1+           Aluminium Body Corp. Project 4.40% VRDO AMT                      3,900,000
     1,900,000    VMIG 1*        Rockwin Corp. Series II 4.70% VRDO AMT                           1,900,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


12                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)                                           SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT         RATING(a)                      SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------
                              Riverside  Country MFH VRDO:
$    5,600,000    VMIG 1*        Amanda Park Project Series A 4.95% AMT                      $    5,600,000
     2,500,000    A-1            Countrywood Apartments Series D 4.36%                            2,500,000
     8,940,000    A-1+           Woodcreek - Series D 4.85%                                       8,940,000
     4,300,000    A-1+        Rohnert Crossbrook Apartments 4.85% VRDO                            4,300,000
     6,500,000    VMIG 1*     Sacramento Airport PART FGIC-Insured 5.13% VRDO                     6,500,000
     6,800,000    A-1+        Sacramento Ashford 4.30% VRDO                                       6,800,000
     5,000,000    A-1         Sacramento Cheasapeake 4.34% VRDO AMT                               5,000,000
     2,000,000    A-1         Sacramento County TRAN 99 Series 5.25% due 10/4/01                  2,029,162
     5,000,000    A-1+        Sacramento Sanitation 4.50% VRDO                                    5,000,000
    63,800,000    A-1+        San Bernardino County COP Medical Center Project
                                 4.35% VRDO                                                      63,800,000
    16,475,000    A-1+        San Bernardino County MBIA-Insured 4.60% VRDO                      16,475,000
                              San Bernardino County MFH VRDO:
     3,300,000    A-1+           Parkview Series A 4.30%                                          3,300,000
     5,700,000    NR++           Sycamore Terrace 4.30%                                           5,700,000
    45,000,000    SP-1+       San Bernardino TRANS 5.50% due 9/28/01                             45,680,371
                              San Diego IDR Gas and Electric TECP:
     3,400,000    A-1            Series A 3.70% due 10/11/00                                      3,400,000
     5,000,000    A-1            Series A 3.85% due 11/10/00                                      5,000,000
    10,200,000    A-1            Series A 4.00% due 12/8/00                                      10,200,000
                              San Diego School District TRAN:
    54,380,000    SP-1+          Series B 5.50% due 8/3/01                                       54,900,309
    24,845,000    SP-1+          Series B 6.00% due 10/4/01                                      25,312,883
    37,475,000    SP-1+       San Diego TAN Series A 5.25% due 10/4/00                           37,950,648
                              San Diego Transportation:
    10,200,000    VMIG 1*        3.60% due 10/11/00                                              10,200,000
     7,500,000    A-1+           Series B 3.85% due 10/11/00                                      7,500,000
                              San Diego Unified Port District TECP:
     8,965,000    A-1+           3.70% due 10/2/00                                                8,965,000
     4,000,000    A-1+           3.85% due 10/5/00                                                4,000,000
     5,650,000    A-1+           3.80% due 11/8/00                                                5,650,000
     4,820,000    A-1+           3.90% due 11/20/00                                               4,820,000
    10,000,000    VMIG 1*     San Diego Water Project PART FGIC-Insured
                                 5.13% VRDO                                                      10,000,000
                              San Dimas California Redevelopment Agency:
     1,300,000    A-1+           Diversified Shopping Center 4.30% VRDO                           1,300,000
     3,000,000    NR++           San Dimas Community Center 4.15% VRDO                            3,000,000
                              San Francisco Airport TECP:
    41,340,000    VMIG 1*        4.15% due 10/17/00                                              41,340,000
    12,500,000    A-1+           3.65% due 11/7/00                                               12,500,000
     2,630,000    A-1+           3.80% due 11/15/00                                               2,630,000
     9,065,000    A-1+           4.00% due 11/15/00                                               9,065,000
     4,500,000    VMIG 1*     San Francisco Bay Area Rapid Transportation TECP
                                 3.65% due 11/7/00                                                4,500,000


SEE NOTES TO FINANCIAL STATEMENTS.


SMITH BARNEY MUNI FUNDS                                                       13

------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)                                           SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT         RATING(a)                      SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------
                              San Francisco MFH VRDO:
$    3,000,000    VMIG 1*        3rd & Mission Series C 4.85% AMT                            $    3,000,000
    25,000,000    A-1+           Bayside Village Series 85B 3.45%                                25,000,000
    16,800,000    A-1+           City Heights 4.95%                                              16,800,000
    17,000,000    A-1+           Post Street Towers 4.85%                                        17,000,000
    10,000,000    VMIG 1*        St. Francis Housing Series 89A 3.35%                            10,000,000
     4,722,500    VMIG 1*     San Francisco Sewer Revenue FGIC-Insured 4.82% VRDO                 4,722,500
                              San Joaquin TRAN TECP:
    13,700,000    A-1+           3.75% due 12/18/00                                              13,700,000
    57,585,000    MIG 1*         4.75% due 10/1/01                                               58,167,183
     2,532,418    A-1+        San Jose Airport TECP 3.75% due 12/13/00                            2,532,418
                              San Jose MFH:
     3,000,000    VMIG 1*        Almaden Lake Village Apartment Project 4.38%
                                    VRDO AMT                                                      3,000,000
     2,000,000    VMIG 1*        Somerset Park 3.55% VRDO AMT                                     2,000,000
                              San Jose - Santa Clara California Water Authority:
     6,690,000    A-1+           PART FGIC-Insured 4.52% VRDO                                     6,690,000
     5,900,000    A-1+           Santa Clara County MFH Benton Park Apartments
                                    4.30% VRDO                                                    5,900,000
    24,000,000    SP-1+          San Jose USD 4.25% due 10/26/00                                 24,013,240
     7,900,000    A-1+        Santa Clara County MFH Gove Gardens 4.30% VRDO                      7,900,000
    10,000,000    SP-1+       Santa Cruz County TRAN 4.50% due 10/6/00                           10,001,047
    12,870,000    A-1+        Santa Margarita PART MBIA-Insured 4.52% VRDO                       12,870,000
                              Simi Valley MFH VRDO:
     6,245,000    VMIG 1*        Creekside Village Apartments Series A 4.30%                      6,245,000
    10,000,000    A-1            Lincoln Wood Ranch 2.55%                                        10,000,000
     7,800,000    VMIG 1*        Shadowridge 4.95%                                                7,800,000
                              South East Recovery Facilities Authority VRDO:
    23,979,000    A-1+           Series A 4.50%                                                  23,979,000
     7,300,000    A-1+           Series B 4.55% AMT                                               7,300,000
                              Southern California Metropolitan Water District VRDO:
     4,750,000    A-1+           PART 4.52%                                                       4,750,000
     7,100,000    A-1+           Series A 4.40%                                                   7,100,000
     7,500,000    A-1+           Series B 4.00%                                                   7,500,000
     9,500,000    A-1+           Series C 5.15%                                                   9,500,000
                              Southern California Metropolitan Water District
                                 Series B TECP:
     5,000,000    A-1+              3.70% due 12/7/00                                             5,000,000
    17,800,000    A-1+              4.00% due 12/7/00                                            17,800,000
     8,000,000    A-1+              4.05% due 12/7/00                                             8,000,000
    27,900,000    A-1+              3.70% due 12/14/00                                           27,900,000
     7,800,000    A-1+              3.75% due 12/14/00                                            7,800,000
     2,000,000    A-1+              3.95% due 12/14/00                                            2,000,000
     7,000,000    A-1+              4.00% due 12/14/00                                            7,000,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


14                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)                                           SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT         RATING(a)                      SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------
                              Southern California Public Power Authority Project:
$    3,000,000    AAA            FSA-Insured 5.00% due 7/1/01                                $    3,023,889
    32,800,000    A-1+           South Transmission FSA-Insured 4.40% VRDO                       32,800,000
     5,800,000    A-1+        Torrence Little Co. of Mary Hospital 4.40% VRDO                     5,800,000
     6,000,000    A-1+        Union City MFH 4.30% VRDO                                           6,000,000
     3,175,000    AA          University California Series L 6.00% due 9/1/01                     3,234,167
     6,000,000    A-1+        Upland California Mountain Springs Series 98A
                                 4.30% VRDO                                                       6,000,000
     2,950,000    A-1+        Upland California MFH Northwoods Project A
                                 4.45% VRDO                                                       2,950,000
     3,900,000    A-1+        Vacaville Apartments Series 99 4.30% VRDO AMT                       3,900,000
     5,150,000    A-1+        Vallejo MFH Hillside Terrace Apartments 4.45%
                                 VRDO AMT                                                         5,150,000
                              Vallejo USD TRAN:
    10,000,000    SP-1+          4.00% due 10/13/00                                              10,001,890
     2,710,000    VMIG 1*        4.30% VRDO                                                       2,710,000
    15,500,000    A-1+        Ventura County TECP 3.85% due 10/6/00                              15,500,000
    14,230,000    A-1         Veteran Affairs Municipal Securities Trust Series 1999-73
                                 PART AMBAC-Insured 4.10% due 10/13/00                           14,230,000
     4,300,000    NR++        Walnut Creekside 3.45% VRDO                                         4,300,000
    10,000,000    A-1+        West Basin Muni Water District 4.25% VRDO                          10,000,000
     9,275,000    A-1+        Westminster Redevelopment Agency
                                 AMBAC-Insured 4.40% VRDO                                         9,275,000
-----------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $3,242,215,353**)                                     $3,242,215,353
===========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
++ Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
**  Aggregate cost for Federal income tax purposes is substantially the same.


See pages 16 and 17 for definitions of ratings and certain security descriptions.


                       SEE NOTES TO FINANCIAL STATEMENTS.


SMITH BARNEY MUNI FUNDS                                                       15

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below.

STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S") -- "AA" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Numerical modifiers 1, 2, and 3 may be applied to each "Aa" rating, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" by Moody's are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES RATINGS (UNAUDITED)
--------------------------------------------------------------------------------
SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

MIG 1  -- Moody's highest rating for short-term municipal obligations.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

NR     -- Indicates that the bond is not rated by either Standard & Poor's or
          Moody's.


16                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
SECURITY DESCRIPTIONS (UNAUDITED)
--------------------------------------------------------------------------------
ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- American Municipal Bond Assurance Corporation
AMT      -- Alternative Minimum Tax
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
CONNIE   -- College Construction Loan
  LEE         Insurance Association
COP      -- Certificate of Participation
CSD      -- Central School District
EDA      -- Economic Development Authority
ETM      -- Escrowed To Maturity
FGIC     -- Financial Guaranty Insurance
              Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FLAIRS   -- Floating Adjustable Interest
              Rate Securities
FNMA     -- Federal National Mortgage
              Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Federal Savings Association
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National
              Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MFH      -- Multi-Family Housing
MUD      -- Municipal Utilities District
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PART     -- Partnership Structure
PCR      -- Pollution Control Revenue
RAN      -- Revenue Anticipation Notes
RAW      -- Revenue Anticipation Warrants
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SWAP     -- Swap Structure
TAN      -- Tax Anticipation Notes
TECP     -- Tax Exempt Commercial Paper
TOB      -- Tender Option Bond Structure
TRAN     -- Tax and Revenue Anticipation Notes
UFSD     -- Unified Free School District
UHSD     -- Unified High School District
USD      -- Unified School District
VA       -- Veterans Administration
VRDO     -- Variable Rate Demand Obligation
VRWE     -- Variable Rate Wednesday Demand


SMITH BARNEY MUNI FUNDS                                                       17

------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)             SEPTEMBER 30, 2000
------------------------------------------------------------------------------
ASSETS:
  Investments, at amortized cost                               $ 3,242,215,353
  Cash                                                                  91,224
  Interest receivable                                               19,927,363
------------------------------------------------------------------------------
  TOTAL ASSETS                                                   3,262,233,940
------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                  82,317,793
  Dividends payable                                                  5,697,352
  Management fees payable                                            1,413,543
  Distribution fees payable                                             98,291
  Deferred compensation payable                                          8,062
  Accrued expenses                                                     220,735
------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 89,755,776
------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $ 3,172,478,164
------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                   $     3,172,637
  Capital paid in excess of par value                            3,169,371,177
  Accumulated net realized loss from security transactions             (65,650)
------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $ 3,172,478,164
------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class A                                                        3,172,634,457
------------------------------------------------------------------------------
  Class Y                                                                2,538
------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE:
  Class A                                                                $1.00
------------------------------------------------------------------------------
  Class Y                                                                $1.00
------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


18                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
  Interest                                                         $56,624,460
------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                                           7,516,071
  Distribution fees (Note 4)                                         1,503,213
  Shareholder and system servicing fees                                264,668
  Registration fees                                                    168,600
  Custody                                                               67,018
  Audit and legal                                                       19,320
  Shareholder communications                                            18,700
  Trustees' fees                                                         6,072
  Other                                                                 23,551
------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     9,587,213
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               47,037,247
------------------------------------------------------------------------------
NET REALIZED LOSS FROM SECURITY TRANSACTIONS                           (14,692)
------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                             $47,022,555
==============================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.


SMITH BARNEY MUNI FUNDS                                                       19

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2000
                                                  SEPTEMBER 30      MARCH 31
------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                      $    47,037,247  $     57,238,402
  Net realized loss                                  (14,692)          (49,952)
------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS          47,022,555        57,188,450
------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                          (47,037,247)      (57,238,402)
------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                (47,037,247)      (57,238,402)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares             7,163,265,028    11,645,496,175
  Net asset value of shares issued for
    reinvestment of dividends                     43,883,130        54,034,083
  Cost of shares reacquired                   (7,129,974,019)  (10,740,660,084)
------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                       77,174,139       958,870,174
------------------------------------------------------------------------------
INCREASE IN NET ASSETS                            77,159,447       958,820,222
NET ASSETS:
  Beginning of period                          3,095,318,717     2,136,498,495
------------------------------------------------------------------------------
  END OF PERIOD                              $ 3,172,478,164  $  3,095,318,717
------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


20                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  PORTFOLIO CONCENTRATION

Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


SMITH BARNEY MUNI FUNDS                                                       21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended September 30, 2000, the Portfolio paid transfer agent fees of $223,267 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of SSB.


22                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
5. CAPITAL LOSS CARRYFORWARDS

At March 31, 2000, the Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $50,600 available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:


                                                        2004            2008
================================================================================
Carryforward Amounts                                  $1,000          $49,600
================================================================================


6. SHARES OF BENEFICIAL INTEREST

At September 30, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

At September 30, 2000, total paid-in capital amounted to the following for each class:

                                                    CLASS A            CLASS Y
================================================================================
Total Paid-in Capital                         $3,172,541,276           $2,538
================================================================================

Transactions in shares of the Portfolio were as follows:


                                          SIX MONTHS ENDED        YEAR ENDED
                                         SEPTEMBER 30, 2000     MARCH 31, 2000
================================================================================
CLASS A
Shares sold                                7,163,265,028       11,645,496,175
Shares issued on reinvestment                 43,883,090           54,034,021
Shares reacquired                         (7,129,974,019)     (10,740,660,084)
--------------------------------------------------------------------------------
Net Increase                                  77,174,099          958,870,112
================================================================================

CLASS Y
Shares sold                                           --                   --
Shares issued on reinvestment                         40                   62
Shares reacquired                                     --                   --
--------------------------------------------------------------------------------
Net Increase                                          40                   62
================================================================================


SMITH BARNEY MUNI FUNDS                                                       23

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT EACH YEAR ENDED MARCH 31, EXCEPT WHERE NOTED:

CLASS A SHARES                              2000(1)      2000        1999        1998        1997        1996
===============================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------
Net investment income (2)                   0.016       0.025       0.026       0.029       0.028       0.032
Dividends from
   net investment income                   (0.016)     (0.025)     (0.026)     (0.029)     (0.028)     (0.032)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                            $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 1.59%++     2.49%       2.61%       2.98%       2.79%       3.22%
---------------------------------------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (MILLIONS)                $3,172      $3,095      $2,136      $1,789      $1,400      $1,346
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses (2)(3)                           0.66%+      0.66%       0.64%       0.63%       0.67%       0.64%
   Net investment income                     3.13+       2.46        2.55        2.92        2.75        3.15
===============================================================================================================

CLASS Y SHARES                              2000(1)      2000        1999        1998       1997(4)
===============================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------
Net investment income                       0.016       0.025       0.026       0.031       0.020
Dividends from
   net investment income                   (0.016)     (0.025)     (0.026)     (0.031)     (0.020)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                            $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 1.63%++     2.57%       2.60%       3.09%       2.04%++
---------------------------------------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000'S)                       $3          $2          $2      $3,413      $7,405
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses (5)                              0.55%+      0.55%       0.51%       0.54%       0.56%+
   Net investment income                     3.22+       2.58        2.68        3.01        2.77+
===============================================================================================================

(1) For the six months ended September 30, 2000 (unaudited).
(2) The manager waived a portion of its fees for the year ended March 31, 1996. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:


                               Per Share Decreases       Expense Ratios
                            to Net Investment Income   Without Fee Waivers
                            ------------------------   -------------------
                                      1996                    1996
                                      ----                    ----
    Class A                          $0.000*                  0.65%

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.
(4) For the period July 19, 1996 (inception date) to March 31, 1997.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70% for Class Y shares.
    *  Amount represents less than $0.01.
    ++ Total return is not annualized, as it may not be representative of the total return for the year.
    +  Annualized.


24                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

                                     [LOGO] SALOMON SMITH BARNEY
                                            ---------------------
                                            A member of citigroup[ICON]

TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, CHAIRMAN
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, EMERITUS

OFFICERS
Heath B. McLendon
PRESIDENT AND
CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT
AND TREASURER

Joseph Benevento
VICE PRESIDENT

Joseph P. Deane
VICE PRESIDENT

Irving P. David
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - California Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SALOMON SMITH BARNEY IS A SERVICE MARK OF SALOMON SMITH BARNEY INC.

SMITH BARNEY MUNI FUNDS
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD 0805 11/00